UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3591

CALVERT VARIABLE SERIES, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2003


Item 1.  Report to Stockholders.

CVS CALVERT PORTFOLIOS REPORT

Calvert

Investments that make a differenceR

June 30, 2003

Semi-Annual Report

Calvert Variable Series, Inc.

Calvert Portfolios

Semi-Annual Report (Unaudited)
Calvert Variable Series, Inc.

Calvert Social Money Market Portfolio

Managed by Calvert Asset Management Company, Inc.

Dear Investor:

Performance

For the six-month period ending June 30, 2003, Portfolio shares returned +0.41%*, versus +0.37% for the Lipper Variable Money Market Funds Average.

Investment Climate

The US economy stumbled through the first half of 2003. In the first quarter, the buildup to war with Iraq dampened already weak activity and the economy grew only 1.4%. Over the first half of the year, the unemployment rate increased 0.4 percentage point and reached a new cycle high of 6.4% in June. While the underpinnings of the economy are improving, economic growth appears sluggish, remaining below potential. A stalled job market, weak business and consumer spending, and a still-struggling manufacturing sector are all contributing to sub-trend growth.

Fund Strategy

With our expectation that the Fed would cut rates to stimulate the economy, we targeted an average days-to-maturity around that of our peer group. To do so, we balanced our short-term purchases with purchases of government agency securities in the twelve- to thirteen-month range. Our short-term purchases focused on weekly variable-rate demand notes, which should reset quickly when the Fed begins to raise rates. At the same time our purchases of longer government agencies should protect portfolio yield if rates remain low for an extended period.

Outlook

Although the economic outlook remains cloudy, encouraging signs include improvement in consumer confidence, better corporate earnings, and Fed-inspired stock- and credit- market rallies. Record-low mortgage rates have kept the housing market strong. And, Federal tax cuts should provide some stimulus to the economy.

In a continuing effort to ensure the country avoids falling toward recession or deflation, the Fed cut rates for a thirteenth time in June. At that time,  Fed Chairman Greenspan stated the Fed will "lean over backwards" to avoid “corrosive” deflation.

It’s our view that the probability of the worst sort of deflation in the US is low. However, the Fed position makes clear it will keep short-term interest rates low. A cardinal rule in the bond market is not to fight the Fed. Although we remain watchful for the next bear market, short-term interest rates should remain at levels last seen during the Eisenhower and Kennedy years.

Sincerely,

James B. O’Boyle

Calvert Asset Management Company

July 2003

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Calvert Social Money Market Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Money Market Portfolio. Performance of the two funds will differ.

Money Market Portfolio

Statement of Net Assets

June 30, 2003

Taxable Variable Rate Demand Notes* - 70.8%	Principal Amount	Value
550 West 14th Place Revenue, 1.10% 2/1/29, LOC: Harris Trust	$470,000	$470,000
Alabama Incentives Financing Authority, 1.05%, 10/1/29, BPA: Southtrust Bank, AMBAC Insured	595,000	595,000
Alabama State IDA Revenue:
1.12%, 5/1/10, LOC: Regions Bank	225,000	225,000
1.05%, 12/1/19, LOC: Bank of America	460,000	460,000
Alaska Housing Finance Corp., 1.05%, 12/1/32, TOA: Alaska Housing Finance Corp., MBIA Insured	495,000	495,000
Birmingham, Alabama Public Educational Building Authority Student Housing Revenue,
3.00%, 6/1/30 LOC: Wachovia Bank NA	120,000	120,000
California Pollution Control Financing Authority IDA Revenue, 1.30%, 9/1/05,
LOC: Wells Fargo Bank NA	290,000	290,000
California Statewide Communities Development Authority MFH Revenue, 1.15%, 7/1/29,
LOC: Bank of the West, C/LOC: CalSTERS	345,000	345,000
Columbus, Georgia Development Authority Revenue, 1.15%, 12/1/19, LOC: Bank of Nova Scotia	600,000	600,000
Dade County Expressway Authority Toll System Revenue, 1.00%, 7/1/19, BPA: FGIC SPI,
FGIC Insured	385,000	385,000
Health Insurance Plan Greater NY Revenue, 1.06%, 7/1/16, LOC: JP Morgan Chase Bank	300,000	300,000
Lancaster, California Redevelopment Agency MFH Revenue, 1.15%, 1/15/35, LOC: FNMA	500,000	500,000
Main & Walton Development Co., LLC, 1.10%, 9/1/26, LOC: Waypoint Bank, C/LOC: FHLB	400,000	400,000
Meyer Cookware Industries, 1.05%, 5/1/27, LOC: BNP Paribas	470,000	470,000
Milpitas California MFH Revenue, 1.05%, 8/15/33, LOC: FNMA	300,000	300,000
Montgomery, Alabama Industrial Development Board Pollution Control Revenue, 1.45%, 5/1/22,
LOC: AmSouth Bank	325,000	325,000
Montgomery County, Kentucky IDA Revenue, 1.05%, 8/1/06, LOC: Fleet National Bank	344,000	344,000
Nevada Housing Division Revenue, 1.05%, 4/1/31, LOC: East-West Bank, C/LOC: FHLB	585,000	585,000
New Jersey Economic Development Authority Revenue, 1.20%, 11/1/06, LOC: Wachovia Bank NA	220,000	220,000
New York City Housing Development Corp. MFH Revenue:
1.02%, 11/15/28, CA: FNMA	500,000	500,000
1.02%, 4/15/29, LOC: FNMA	340,000	340,000
New York State Housing Finance Agency Revenue, 1.05%, 11/1/33, LOC: Key Bank	300,000	300,000
Post Apartment Homes LP MFH Revenue, 1.02%, 7/15/29, CA: FNMA	975,000	975,000
Racetrac Capital, LLC, 1.10%, 9/1/20, LOC: Regions Bank	300,000	300,000
San Joaquin Mariners Association LP, 1.15%, 7/1/29, LOC: Credit Suisse First Boston	475,000	475,000
Shelby County Tennesse Health, Educational & Housing Revenue, 1.33%, 12/1/27,
LOC: First Tennessee Bank	500,000	500,000
Southeast Alabama Gas Distribution Revenue, 1.05%, 6/1/25, BPA: AmSouth Bank, AMBAC Insured	475,000	475,000
St. Joseph County, Minnesota Economic Development Revenue:
1.17%, 6/1/27, LOC: FHLB (Corby Apartments LP)	60,000	60,000
1.17%, 6/1/27, LOC: FHLB (Western Manor Apartments LP)	540,000	540,000
St. Paul, Minnesota Housing and Redevelopment Authority, 1.05%, 6/1/15, LOC: Dexia Credit Local	400,000	400,000
St. Paul, Minnesota Port IDA, 1.55%, 6/1/11, LOC: US Bank NA	555,000	555,000
Trotman Bay Minette Inc., 1.07%, 12/1/25, LOC: Columbus Bank & Trust	510,000	510,000
Wyandotte County and Kansas City, Kansas Housing Revenue, 1.55%, 6/15/35, LOC: FNMA	350,000	350,000

Total Taxable Variable Rate Demand Notes (Cost $13,709,000)		13,709,000

U.S. Government Agencies and Instrumentalities - 29.4%	Principal Amount	Value
Fannie Mae Discount Notes, 4/30/04	$1,000,000	$990,331
Federal Home Loan Bank:
4.50%, 7/7/03	500,000	500,162
2.235%, 7/25/03	400,000	400,000
4.93%, 11/3/03	170,000	171,961
5.375%, 1/5/04	150,000	152,924
1.41%, 3/8/04	500,000	500,000
1.30%, 6/8/04	500,000	500,000
Federal Home Loan Bank Discount Notes:
4/26/04	1,000,000	990,667
5/21/04	500,000	494,899
Freddie Mac Discount Notes:
11/6/03	500,000	497,511
5/20/04	500,000	495,072

Total U.S. Government Agencies and Instrumentalities (Cost $5,693,527)		5,693,527

TOTAL INVESTMENTS (Cost $19,402,527) - 100.2%		19,402,527
Other assets and liabilities, net - (0.2%)		(38,232)
Net Assets - 100%		$19,364,295

Net Assets Consist Of:
Par value and paid-in capital applicable to 19,368,690 shares of common
stock outstanding; $0.01 par value, 2,000,000,000 shares authorized	$19,364,115

Undistributed net investment income	180

Net Assets

$19,364,295

Net Asset Value per Share	$1.00

*  Tender features give these securities a shorter effective maturity date.

Explanation of Guarantees:	Abbreviations:
BPA: Bond Purchase Agreement	FGIC: Federal Guaranty Insurance Company
CA: Collateral Agreement C/LOC: Confirming Letter of Credit	FGIC SPI: Federal Guaranty Insurance Company Securities Purchase, Inc.
LOC: Letter of Credit	FHLB: Federal Home Loan Bank
FNMA: Federal National Mortgage Association
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
TOA: Tender Option Agreement

See notes to financial statements.

Money Market Portfolio

Statement of Operations

Six Months Ended June 30, 2003

Net Investment Income
Investment Income:
Interest income	$158,634
Total investment income	158,634

Expenses:
Investment advisory fee	31,793
Transfer agency fees and expenses	3,198
Administrative fees	21,196
Accounting fees	5,892
Directors’ fees and expenses	1,265
Custodian fees	4,518
Reports to shareholders	845
Professional fees	5,164
Insurance	2,751
Miscellaneous	555
Total expenses	77,177
Fees waived	(3,760)
Fees paid indirectly	(622)
Net expenses	72,795

Net Investment Income	85,839

Realized Gain (Loss) on Investments
Net realized gain (loss)	—

Increase (Decrease) in Net Assets Resulting From Operations	$85,839

See notes to financial statements.

Money Market Portfolio

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets

	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Operations:
Net investment income	$85,839	$306,612
Net realized gain (loss)	—	557

Increase (Decrease) in Net Assets
Resulting From Operations	85,839	307,169

Distributions to shareholders from:
Net investment income	(87,850)	(311,835)

Capital share transactions:
Shares sold	3,582,459	16,690,773
Reinvestment of distributions	88,161	312,258
Shares redeemed	(6,753,038)	(16,330,548)
Total capital share transactions	(3,082,418)	672,483

Total Increase (Decrease) in Net Assets	(3,084,429)	667,817

Net Assets
Beginning of period	22,448,724	21,780,907
End of period (including undistributed net investment
income of $180 and $2,191, respectively)	$19,364,295	$22,448,724

Capital Share Activity
Shares sold	3,582,459	16,690,773
Reinvestment of distributions	88,161	312,258
Shares redeemed	(6,753,038)	(16,330,548)
Total capital share activity	(3,082,418)	672,483

See notes to financial statements.

Notes to Financial Statements

Note A — Significant Accounting Policies

General:  Calvert Social Money Market Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eighteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. All securities are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements:  The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the Untied States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian’s and transfer agent’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage.  Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .30%, of the Portfolio’s average daily net assets. Under the terms of the agreement $7,840 was payable at period end.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% of the average daily net assets of the Portfolio. Under the terms of the agreement $2,647 was payable at period end. For the six months ended June 30, 2003, CASC waived $3,760 of its fee.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,159 for the six months ended June 30, 2003. Under the terms of the agreement $198 was payable at period end. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director’s fees are allocated to each of the portfolios served.

Note C — Investment Activity

The cost of investments owned at June 30, 2003 for federal income tax purposes was $19,402,527.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions were made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2003, purchases and sales transactions were $7,040,000 and $9,790,000, respectively.

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund’s Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company (“the Bank”). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio’s average daily balance of these borrowings outstanding during the six months ended June 30, 2003 was $7,317 at a weighted average interest rate of 1.68%. The maximum amount of these borrowings outstanding during the six months ended June 30, 2003 was $577,526 during June 2003. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2003.

Money Market Portfolio

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
	2003	2002	2001
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.004	.014	.037
Total from investment operations	.004	.014	.037
Distributions from
Net investment income	(.004)	(.014)	(.037)
Total increase (decrease) in net asset value	—	—	—
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	0.41%	1.44%	3.74%
Ratios to average net assets:
Net investment income	.81% (a)	1.40%	3.67%
Total expenses	.73% (a)	.74%	.67%
Expenses before offsets	.69% (a)	.71%	.67%
Net expenses	.69% (a)	.70%	.63%
Net assets, ending (in thousands)	$19,364	$22,449	$21,781

Years Ended

	December 31,	December 31,	December 31,
	2000	1999	1998
Net asset value, beginning	$1.00	$1.00	$1.00

Income from investment operations

Net investment income	.058	.047	.050
Total from investment operations	.058	.047	.050
Distributions from
Net investment income	(.058)	(.047)	(.050)
Total increase (decrease) in net asset value	—	—	—
Net asset value, ending	$1.00	$1.00	$1.00

Total return	5.94%	4.82%	5.14%
Ratios to average net assets:
Net investment income	5.85%	4.72%	5.01%
Total expenses	.66%	.67%	.66%
Expenses before offsets	.66%	.67%	.66%
Net expenses	.61%	.64%	.63%
Net assets, ending (in thousands)	$22,969	$16,387	$11,205

(a) Annualized.

*          Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.   The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

CVS Calvert Variable Series, Inc.

Calvert Social Sall Cap Growth Portfolio

Managed by Awad Asset Management, Inc.

Dear Investor:

Performance

The Portfolio returned +8.88% over the first six months of 2003, lagging the Russell 2000 Index, which posted a total return of +17.88%.

Investment Climate

Of both interest and frustration to your managers, the period began with indiscriminate selling. Security analysis and stock selection did not provide protection, so pressure was put on our Portfolio. Then, we saw a powerful rally of speculative characteristics – high P/E stocks did well; highly valued stocks did well; the stocks of companies that did not make money did well; momentum stocks did well. Solid, growth-at-a-reasonable-price stocks went up but lagged momentum stocks.

Portfolio Strategy

Awad’s growth-at-a-reasonable-price approach neither helped the Portfolio on the downside nor  provided enough “juice” on the upside. Consider, for example, Kaydon – a high-margin, high-return company that provides highly engineered components to industrial customers. Though it was basically flat for the period, Kaydon has recently completed a low-cost convertible offering which will provide more permanent financing at low interest rates. With the company’s debt-free balance sheet, we expect it to be an acquirer of niche companies, accelerating earnings per share (EPS) growth, yet we believe the market is not giving Kaydon enough credit for this potential.

Another example of the kinds of companies we believe in is John Wiley, a well-regarded publisher of scientific journals, texts, and professional books. The firm has been able to grow earnings per share through the recession because of its business stability. With low debt, it has reinvested heavily in the business and completed the largest acquisition in its history last year. With a 19% growth in EPS in 2002, we expect the company to maintain a 15% longer-term EPS growth rate and sustain its 20%+ return on equity. Yet return  through the reporting period for the Wiley investment was about half that of the Russell 2000.

There have been only a few other times in my long career that I have seen the phenomenon of solid stocks lagging – most recently in 1998 and early 1999. In all cases, including the latter, our stocks subsequently caught up, and we did well. After all, in the long term the markets tend to be rational and return to valuing fundamentals. As tends to be the case, at the end of this six-month period, we began to see a turn to a more fundamentals-driven market, with the markets seeming to be broadening out.

Outlook

We offer you an upbeat outlook but also speak to the need to remain grounded in reality.

We believe that intermediate and long-term prospects are bright, with US corporations in excellent shape. The Fed has flooded the market with liquidity, and fiscal policy has become highly stimulative as the tax cuts have begun coming  into effect. We believe that there are many cheap stocks available in the marketplace for bargain prices, with companies selling below strategic acquisition value. Some stocks sell below book value, and price/earnings ratios of these stocks are modest.

The US economy should ultimately recover – it always has! Nevertheless, there are still negatives in the environment. Right now, economic growth is not sufficient to generate new jobs; labor markets are tepid. This should serve to hamper consumer spending and to delay the ultimate recovery. The Federal budget deficit is large and growing. At some point we will need to address this issue. The geopolitical situation is still tenuous.

Characteristics of the recent stock market rally have been speculative. Generally, stocks with high relative valuations have done the best, highly volatile stocks have done well, and the stocks of companies which lose money have done well. These developments suggest that some reasonable portion of the recent rally has been emotion-driven, as investors flee low-paying money market funds and move assets to the equities’ markets so they will not be left out. Rallies that have these characteristics are often somewhat transitory and subject to correction.

The most attractive sector of the markets appears to be a less glamorous one: growing companies selling at modest valuations – companies that are true foot soldiers but do not attract momentum investors.  These issues have rallied somewhat but have not become expensive, as the glamorous momentum stocks have.

These foot soldiers are the types of stocks we seek to include in the Portfolio. They are positioned to do well on both absolute and risk-adjusted bases. We believe they offer good intermediate and long-term opportunities but by virtue of remaining attractively valued also offer some downside protection.

Sincerely,

James D. Awad

Awad Asset Management

July 2003

Calvert Social Small Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the New Vision Small Cap Fund. Performance of the two funds will differ.

CVS Calvert Social Small Cap Growth Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

Average Annual Total Return

(period ended 6.30.03)

One year	(12.73%)
Five year	1.05%
Since inception (3.15.95)	4.80%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 3.31.95.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective October 1997.

Small Cap Growth Portfolio

Small Cap Growth Portfolio

Schedule of Investments

June 30, 2003

Equity Securities - 94.7%	Shares	Value

Agricultural Products - 3.6%

Corn Products International, Inc.	14,300	$429,429

Banks - Regional - 4.7%

Capital Crossing Bank *	7,900	190,232
North Fork Bancorp., Inc.	10,800	367,848
		558,080

Communications Equipment - 6.4%

Commscope, Inc.*	34,700	329,650
Plantronics, Inc.*	19,900	431,233
		760,883

Computers - Software & Services - 6.2%
Barra, Inc.*	13,000	464,100
Jack Henry & Associates, Inc.	15,300	272,187
		736,287

Consumer Finance - 4.3%

MCG Capital Corp.	13,000	188,500
PMI Group, Inc.	12,000	322,080
		510,580

Electrical Equipment - 3.8%

Rayovac Corp.*	35,000	453,250

Equipment - Semiconductors - 3.1%

Axcelis Technologies, Inc.*	60,300	369,036

Healthcare-Drug-Major Pharmaceutical-1.3%

KV Pharmaceutical Co.*	5,700	158,460

Healthcare-Medical Products&Supplies-3.0%

Sola International, Inc.*	20,600	358,440

Healthcare - Special Services - 2.0%

Hooper Holmes, Inc.	36,500	235,060

Investment Banking / Brokerage  - 3.5%

Interactive Data Corp.*	24,500	414,050

Manufacturing - Diversified - 2.7%

Spartech Corp.	14,900	316,029

Manufacturing - Specialized - 3.2%

Cognex Corp.*	17,000	379,950

Photography / Imaging - 2.3%

Concord Camera Corp.*	38,100	270,129

Publishing - 3.7%

John Wiley & Sons, Inc.	16,900	442,780

Restaurants - 3.4%

Ruby Tuesday, Inc.	16,400	405,572

Equity Securities - Cont’d	Shares	Value

Retail - Computers & Electronics - 2.6%

Tech Data Corp.*	11,500	$307,165

Retail - Department Stores - 2.6%

Stage Stores, Inc.*	13,000	305,500

Retail - Specialty - 8.2%

Barnes & Noble, Inc.*	15,000	345,750
Group 1 Automotive, Inc.*	4,300	139,363
Sonic Automotive, Inc.*	10,100	221,291
United Auto Group, Inc.*	12,500	272,250
		978,654

Services - Commercial & Consumer - 18.0%

Brink's Co.	29,500	429,815
NCO Group, Inc.*	21,200	379,692
SOURCECORP, Inc.*	22,500	486,000
Startek, Inc.*	13,700	360,310
Viad Corp.	21,700	485,863
		2,141,680

Services - Data Processing - 5.6%

Bisys Group, Inc.*	13,000	238,810
Ceridian Corp.*	25,100	425,947
		664,757

Services - Employment - 0.5%
Hall, Kinion & Associates, Inc.*	21,300	58,362

Total Equity Securities (Cost $11,092,386)		11,254,133
TOTAL INVESTMENTS (Cost $11,092,386) - 94.7%		11,254,133
Other assets and liabilities, net - 5.3%		627,080

      Net Assets - 100%

		$11,881,213

*   Non-income producing.

See notes to financial statements.

Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2003

Assets

Investments in securities, at value (Cost $11,092,386) - See accompanying schedule	$11,254,133
Cash	408,703
Receivable for securities sold	177,298
Receivable for shares sold	88,491
Dividends and interest receivable	10,622
Other assets	95
Total assets	11,939,342

Liabilities

Payable for securities purchased	27,050
Payable for shares redeemed	12,398
Payable to Calvert Asset Management Company, Inc.	9,456
Payable to Calvert Administrative Services Company	1,795
Accrued expenses and other liabilities	7,430
Total liabilities	58,129
Net assets	$11,881,213

Net Assets Consist of:
Par value and paid-in capital applicable to 989,633 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$14,723,286

Undistributed net investment income	150,684
Accumulated net realized gain (loss) on investments	(3,154,504)
Net unrealized appreciation (depreciation) on investments	161,747

Net Assets	$11,881,213

Net Asset Value per Share	$12.01

See notes to financial statements.

Small Cap Growth Portfolio

Statement of Operations

Six Months Ended June 30, 2003

Net Investment Income

Investment Income:
Dividend income	$26,575
Interest income	104
Total investment income	26,679

Expenses:
Investment advisory fee	41,561
Transfer agent fees and expenses	6,223
Accounting fees	4,836
Directors’ fees and expenses	614
Administrative fees	13,854
Custodian fees	5,217
Reports to shareholders	94
Professional fees	6,034
Miscellaneous	1,021
Total expenses	79,454
Fees waived	(3,699)
Fees paid indirectly	(2,538)
Net expenses	73,217

Net Investment Income (Loss)	(46,538)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(1,447,919)
Change in unrealized appreciation or (depreciation)	2,420,522

Net Realized and Unrealized Gain (Loss) on Investments	972,603

Increase (Decrease) in Net Assets Resulting From Operations	$926,065

See notes to financial statements.

Small Cap Growth Portfolio

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003	Year ended December 31, 2002
Operations:
Net investment income (loss)	($46,538)	$398,732
Net realized gain (loss)	(1,447,919)	(1,350,290)
Change in unrealized appreciation or (depreciation)	2,420,522	(3,600,606)

Increase (Decrease) in Net Assets

Resulting From Operations	926,065	(4,552,164)

Distributions to shareholders from:
Net investment income	—	(201,510)
Net realized gain on investments	—	(249,448)
Total distributions	—	(450,958)

Capital share transactions:
Shares sold	1,374,984	14,667,580
Reinvestment of distributions	—	450,958
Shares redeemed	(2,423,805)	(10,714,941)
Total capital share transactions	(1,048,821)	4,403,597

Total Increase (Decrease) in Net Assets

	(122,756)	(599,525)

Net Assets

Beginning of period	12,003,969	12,603,494
End of period (including undistributed net investment income of $150,684 and $197,222, respectively)	$11,881,213	$12,003,969

Capital Share Activity

Shares sold	124,175	1,009,927
Reinvestment of distributions	—	41,108
Shares redeemed	(222,422)	(814,784)
Total capital share activity	(98,247)	236,251

See notes to financial statements.

Notes to Financial Statements

Note A — Significant Accounting Policies

General:  Calvert Social Small Cap Growth Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eighteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities’ market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements:  The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian’s and transfer agent’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .75%, of the Portfolio’s average daily net assets.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% based on the Portfolio’s average daily net assets. For the six months ended June 30, 2003, CASC waived $3,699 of its fee.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director’s fees are allocated to each of the portfolios served.

Note C — Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $3,447,012  and $4,674,408, respectively.

The cost of investments owned at June 30, 2003 for federal income tax purposes was $11,170,694. Net unrealized appreciation aggregated $83,439, of which $1,156,086 related to appreciated securities and $1,072,647 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $1,506,548 at December 31, 2002 may be utilized to offset future capital gains until expiration in December 2010.

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund’s Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company (“the Bank”). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio's average daily balance of these borrowings outstanding during the six months ended June 30, 2003 was $4,381 at a weighted average interest rate of 1.79%. The maximum amount of these borrowings outstanding during the six months ended June 30, 2003 was $118,522 during June 2003. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2003.

Small Cap Growth Portfolio

Financial Highlights

		Periods Ended
	June 30, 2003	December 31, 2002	December 31, 2001

Net asset value, beginning

	$11.03	$14.80	$13.58

Income from investment operations

Net investment income (loss)	(.03)	.37	(.06)
Net realized and unrealized gain (loss)	1.01	(3.71)	1.54
Total from investment operations	.98	(3.34)	1.48

Distributions from

Net investment income	—	(.19)	—
Net realized gains	—	(.24)	(.26)
Total distributions	—	(.43)	(.26)
Total increase (decrease) in net asset value	.98	(3.77)	1.22

Net asset value, ending

	$12.01	$11.03	$14.80

Total return*	8.88%	(22.55%)	10.86%
Ratios to average net assets:
Net investment income (loss)	(.84%) (a)	2.66%	(.52%)
Total expenses	1.43% (a)	1.38%	1.39%
Expenses before offsets	1.37% (a)	1.32%	1.39%
Net expenses	1.32% (a)	1.28%	1.22%
Portfolio turnover	32%	66%	59%
Net assets, ending (in thousands)	$11,881	$12,004	$12,603

		Years Ended
	December 31, 2000	December 31, 1999	December 31, 1998

Net asset value, beginning

	$13.27	$11.12	$12.02
Income from investment operations
Net investment income (loss)	(.10)	(.05)	.02
Net realized and unrealized gain (loss)	.94	2.20	(.77)
Total from investment operations	.84	2.15	(.75)
Distributions from
Net investment income	—	**	(.01)
Net realized gains	(.53)	—	(.14)
Total distributions	(.53)	—	(.15)
Total increase (decrease) in net asset value	.31	2.15	(.90)

Net asset value, ending

	$13.58	$13.27	$11.12

Total return	6.29%	19.38%	(6.23%)
Ratios to average net assets:
Net investment income (loss)	(.86%)	(.51%)	.12%
Total expenses	1.61%	1.58%	1.33%
Expenses before offsets	1.61%	1.58%	1.33%
Net expenses	1.26%	1.15%	1.12%
Portfolio turnover	106%	79%	72%
Net assets, ending (in thousands)	$7,204	$4,449	$3,626

(a)        Annualized

*          Total return is not annualized for periods less than one year.

**        Distribution was less than .01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

Calvert Variable Series, Inc.

Calvert Social Mid Cap Growth Portfolio

Managed by Brown Capital Management, Inc.

Dear Investor:

Performance

For the six-month period ending June 30, 2003, the Portfolio produced a total return of +12.94%. For the same period, the Russell Midcap Growth Index produced a total return of +18.74%.

Investment Climate

Mid-cap growth stocks provided some of the best returns during the period. Mid-cap growth stocks (as measured by the Russell Mid Cap Growth Index) out-performed mid-cap value stocks (as measured by the Russell Midcap Value Index at +13.11%) by 5.63%.

Mid-cap growth also performed 5.65% better than large-cap growth stocks, as measured by the Russell 1000 Growth Index (+13.09% during the period).  For both large- and mid-cap stocks, the rally took place in an environment in which analysts were lowering growth rate assumptions after companies reported first quarter earnings and provided guidance for the balance of the year.  The lower growth assumptions are not terribly surprising given that it appears that the economy has not returned to its full growth potential.

The combination of a strong upward movement in stock prices and a downward shift in growth expectations resulted in higher relative valuations, as expressed by the relationship of the market’s price-to-earnings (PE) ratio to its expected growth rate. The higher PE-to-growth ratios tends to reflect the market’s anticipation of a rosier future.

It is worth noting that mid-cap companies and large-cap companies share similar valuations relative to their growth prospects at this time. Typically, a flight to large-cap stocks coincides with the early stages of economic recovery, as investors prefer the predictable and stable earnings streams. This may create a valuation gap between mid-cap and large-cap companies, with mid-caps lagging as we progress through the balance of the year.

Portfolio Strategy

Through the period

Poor stock selection was the main reason the Portfolio trailed the Russell Mid Cap Growth Index. Attribution analysis revealed decent stock selection in the Producer Durables and Technology sectors, but it was not enough to offset the very poor stock selection in Health Care and Consumer Discretionary.

Two stocks, Accredo Health and Cerner, accounted for the negative contribution to the Health Care sector’s total return. Our initial investment in Cerner, a  supplier of  health-care information technology, was made with the understanding that revenue might be uneven, a common characteristic of emerging growth companies. When significant stock price volatility resulted from an earnings shortfall report, we sold the investment.

In Consumer Discretionary, negatives were not owning Yahoo! Inc. for the entire period and not owning Amazon and Electronic Arts at all. All three stocks performed extremely well over the period. We passed on an Electronic Arts investment because of valuation and continue to believe valuation is stretched, particularly in light of possible slowing earnings growth in 2004. We continue to monitor fundamentals and valuation and may purchase at a more opportune time. For the period, cash averaged 1.7% of the Portfolio.

Going forward

From a tactical perspective, we are reducing names to move back toward our stated range of  40-60 stocks, as we are less concerned about individual stock-price volatility and the adverse impact it could have on performance. Because we do not see any significant advantages to be gained by taking large sector bets, we will continue to construct the Portfolio so it is near sector-neutral as compared to our benchmark, the Russell Midcap Growth Index.

Strategically, we continue to spend the majority of our research effort looking for growth companies in the core growth sectors, i.e., Consumer Discretionary, Technology, Producer Durables, Health Care, and Financial Services.

Outlook

We are generally positive and hopeful about market prospects and believe that in the long run, higher stock valuations will be fueled by a stronger global economy, increased earnings expectations, and a higher degree of investor confidence.

Sincerely,

Ed Brown

Brown Capital Management

July 2003

Calvert Social Mid Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Capital Accumulation Fund. Performance of the two funds will differ.

CVS Calvert Social Mid Cap Growth Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return

(period ended 6.30.03)

One year	0.68%
Five year	(1.81%)
Ten year	7.52%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective December 1994.

The Portfolio changed its primary benchmark to the more closely correlated Russell Midcap Growth Index in September 2002.

Mid Cap Growth Portfolio

Statement of Net Assets

June 30, 2003

Equity Securities - 97.3%	Shares	Value
Auto Parts & Equipment - 0.6%
Gentex Corp.*	9,000	$275,490

Banks - Major Regional - 0.5%
AmSouth Bancorp.	12,300	268,632

Banks - Regional - 1.1%
First Tennessee National Corp.	12,400	544,484

Biotechnology - 4.6%
Gilead Sciences, Inc.*	21,300	1,183,854

Medimmune, Inc.*

	30,700	1,116,559
		2,300,413

Chemicals - 0.7%

Airgas, Inc.	19,400	324,950

Chemicals - Specialty - 0.7%
Sigma-Aldrich Corp.	6,400	346,752

Computers - Networking - 1.6%
Network Appliance, Inc.*	50,800	823,468

Computers - Peripherals - 1.9%
Lexmark International, Inc.*	13,200	934,164

Computers - Software & Services - 7.9%
Adobe Systems, Inc.	16,500	529,155
Documentum, Inc.*	27,000	531,090
Fair, Isaac & Co., Inc.	11,700	601,965
Hyperion Solutions Corp.*	19,200	648,192
Synopsys, Inc.*	15,900	983,415
Yahoo! Inc.*	21,300	697,788
		3,991,605

Consumer - Jewelry, Novelity, & Gifts - 1.3%
Fossil, Inc.*	27,700	652,612

Distributors - Food & Health - 2.7%
AmerisourceBergen Corp.	15,200	1,054,120
Performance Food Group Co.*	8,300	307,100
		1,361,220

Electrical Equipment - 2.0%
Celestica, Inc.*	45,700	720,232
Molex, Inc.	11,300	304,987
		1,025,219

Electronics - Component Distribution - 2.1%
Avnet, Inc.*	44,400	562,992
W.W. Grainger, Inc.	10,900	509,684
		1,072,676

Electronics - Instrument - 1.1%
Trimble Navigation, Ltd.*	23,900	548,027

Equity Securities - Cont’d	Shares	Value

Electronics - Semiconductors - 6.5%
Altera Corp.*	68,200	$1,118,480
Analog Devices, Inc.*	22,400	779,968
Integrated Circuit Systems, Inc.*	20,900	656,887
Xilinx, Inc.*	28,300	716,273
		3,271,608

Equipment - Semiconductors - 1.8%
Cymer, Inc.*	7,300	233,673
Lam Research Corp.*	19,600	356,916
Novellus Systems, Inc.*	8,300	303,954
		894,543

Healthcare - Hospital Management - 2.1%
Health Management Associates, Inc.	56,150	1,035,968

Healthcare - Managed Care - 3.8%
Express Scripts, Inc.*	7,400	504,754
Wellpoint Health Networks, Inc.*	16,500	1,390,950
		1,895,704

Healthcare - Medical Products & Supplies - 4.8%
Henry Schein, Inc.*	11,800	617,612
St. Jude Medical, Inc.*	18,900	1,086,750
Stryker Corp.	6,800	471,716
Zimmer Holdings, Inc.*	5,700	256,785
		2,432,863

Healthcare - Special Services - 5.0%
AdvancePCS*	15,000	573,450
Pharmaceutical Product Development, Inc.*	39,300	1,129,089
Quest Diagnostics, Inc.*	13,100	835,780
		2,538,319

Household Furnishing & Appliances - 0.8%
La-Z-Boy, Inc.	18,900	422,982

Household Products - Non-Durable - 0.8%
Church & Dwight, Inc.	11,900	389,487

Insurance - Multi-Line - 0.5%
Willis Group Holdings, Ltd.	8,300	255,225

Insurance - Property & Casualty - 2.5%
Chubb Corp.	10,900	654,000
Safeco Corp.	17,600	620,928
		1,274,928

Investment Banking / Brokerage - 1.3%
Legg Mason, Inc.	9,800	636,510

Investment Management - 1.0%
T. Rowe Price Group, Inc.	13,900	524,725

Leisure Time - Products - 0.9%
Harley-Davidson, Inc.	11,800	470,348

Manufacturing - Diversified - 0.5%
Clarcor, Inc.	6,500	250,575

Equity Securities - Cont’d	Shares	Value

Manufacturing - Specialized - 1.2%
Jabil Circuit, Inc.*	27,750	$613,275

Oil & Gas - Drilling & Equipment - 1.4%
Smith International, Inc.*	19,100	701,734

Oil & Gas - Exploration & Production - 2.2%
Pioneer Natural Resources Co.*	42,700	1,114,470

Restaurants - 2.8%

Cheesecake Factory, Inc.*	6,100	218,929
Panera Bread Co.*	29,200	1,168,000
		1,386,929

Retail - Building Supplies - 1.0%
Fastenal Co.	14,761	500,988

Retail - Computers & Electronics - 1.6%
Best Buy Co., Inc.*	18,425	809,226

Retail - Discounters - 5.3%
Dollar Tree Stores, Inc.*	12,750	404,558
Family Dollar Stores, Inc.	26,700	1,018,605
Fred's Inc.	34,100	1,267,838
		2,691,001

Retail - Drug Stores - 1.2%
CVS Corp.	20,900	585,827

Retail - Food Chains - 0.8%
Whole Foods Market, Inc.*	8,500	404,005

Retail - Specialty - 6.3%
Advance Auto Parts, Inc.*	8,500	517,650
Bed Bath & Beyond, Inc.*	5,900	228,979
PETsMART, Inc.*	44,600	743,482
Staples, Inc.*	51,400	943,190
Williams-Sonoma, Inc.*	25,300	738,760
		3,172,061

Retail - Specialty Apparel - 2.8%
Gap, Inc.	74,900	1,405,124

Services - Commercial & Consumer - 0.5%
ITT Educational Services, Inc.*	9,200	269,100

Services - Computer Systems - 0.5%
CACI International, Inc.*	7,800	267,540

Services - Data Processing - 1.9%
Bisys Group, Inc.*	21,200	389,444
Checkfree Corp.*	20,800	579,072
		968,516

Services - Employment - 2.3%
Manpower, Inc.	31,800	1,179,462

Telecommunications - Cell / Wireless - 1.7%
Nextel Communications, Inc.*	47,500	858,800

Telephone - 1.3
CenturyTel, Inc.	18,300	$637,755

Truckers - 0.4%

Swift Transportation Co., Inc. *	10,100	188,062

Trucks & Parts - 1.0%
Cummins, Inc.	14,700	527,583

Total Equity Securities (Cost $41,836,525)		49,044,955

	Principal Amount	Value
U.S. Government Agencies and Instrumentalities - 2.4%

Federal Home Loan Bank Discount Notes, 7/1/03	$1,200,000	$1,200,000

Total U.S. Government Agencies and Instrumentalities (Cost $1,200,000)		1,200,000

TOTAL INVESTMENTS (Cost $43,036,525) - 99.7%		50,244,955
Other assets and liabilities, net - 0.3%		126,865

Net Assets - 100%

		$50,371,820

Net Assets Consist Of:
Par value and paid-in capital applicable to 2,435,658 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$66,785,800
Undistributed net investment income (loss)		(186,821)
Accumulated net realized gain (loss) on investments		(23,435,589)
Net unrealized appreciation (depreciation) on investments		7,208,430

Net Assets

		$50,371,820

Net Asset Value per Share		$20.68

* Non-income producing.

See notes to financial statements.

Mid Cap Growth Portfolio

Statement of Operations

Six Months Ended June 30, 2003

Net Investment Income

Investment Income:
Interest income	$1,410
Dividend income	70,851
Total investment income	72,261

Expenses:
Investment advisory fee	145,517
Transfer agency fees and expenses	27,738
Accounting fees	8,205
Directors’ fees and expenses	2,595
Administrative fees	55,969
Custodian fees	11,870
Reports to shareholders	5,871
Professional fees	5,954
Miscellaneous	2,021
Total expenses	265,740
Fees waived	(3,698)
Fees paid indirectly	(2,960)
Net expenses	259,082

Net Investment Income (Loss)	(186,821)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(275,417)
Change in unrealized appreciation or (depreciation)	6,141,441

Net Realized and Unrealized Gain

(Loss) on Investments	5,866,024

Increase (Decrease) in Net Assets

Resulting From Operations	$5,679,203

See notes to financial statements.

Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended	Year ended

Increase (Decrease) in Net Assets

	June 30, 2003	December 31, 2002
Operations:
Net investment income (loss)	($186,821)	($466,533)
Net realized gain (loss)	(275,417)	(20,453,007)
Change in unrealized appreciation or (depreciation)	6,141,441	2,924,592

Increase (Decrease) in Net Assets

Resulting From Operations

	5,679,203	(17,994,948)

Capital share transactions:
Shares sold	4,790,317	22,239,766
Shares redeemed	(4,274,003)	(25,158,534)
Total capital share transactions	516,314	(2,918,768)

Total Increase (Decrease) in Net Assets

	6,195,517	(20,913,716)

Net Assets

Beginning of period	44,176,303	65,090,019
End of period (including net investment loss of $186,821 and $0, respectively)	$50,371,820	$44,176,303

Capital Share Activity

Shares sold	252,687	1,006,023
Shares redeemed	(230,065)	(1,144,256)
Total capital share activity	22,622	(138,233)

See notes to financial statements.

Notes to Financial Statements

Note A — Significant Accounting Policies

General:  Calvert Social Mid Cap Growth Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eighteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements:  The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian’s and transfer agent’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of  .65%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $33,084 was payable at period end.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% based on the Portfolio’s annual average daily net assets. Under the terms of the agreement, $9,708 was payable at period end. For the year ended June 30, 2003, CASC waived $3,698 of its fee.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $2,306 for the six months ended June 30, 2003. Under the terms of the agreement, $485 was payable at period end. National Financial Data Services, Inc. is the transfer and dividend disbursing agent. Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director’s fees are allocated to each of the portfolios served.

Note C — Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $26,608,186  and $27,310,122, respectively.

The cost of investments owned at June 30, 2003 for federal income tax purposes was $43,615,860. Net unrealized appreciation aggregated $6,629,095, of which $7,292,994 related to appreciated securities and $663,899 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $2,606,376 and $19,713,707 at December 31, 2002 may be used to offset future capital gains until expiration in December 2009 and December 2010, respectively.

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund’s Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company (“the Bank”). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio’s average daily balance of these borrowings outstanding during the six months ended June 30, 2003 was $3,429 at a weighted average interest rate of 1.82%. The maximum amount of these borrowings outstanding during the six months ended June 30, 2003 was $214,845 during January 2003. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2003.

Mid Cap Growth Portfolio

Financial Highlights

Periods Ended

	June 30, 2003	December 31, 2002	December 31, 2001

Net asset value, beginning

	$18.31	$25.51	$31.04
Income from investment operations
Net investment income (loss)	(.08)	(.19)	(.18)
Net realized and unrealized gain (loss)	2.45	(7.01)	(3.58)
Total from investment operations	2.37	(7.20)	(3.76)
Distributions from
Net realized gains	—	—	(1.77)
Total distributions	—	—	(1.77)
Total increase (decrease) in net asset value	2.37	(7.20)	(5.53)

Net asset value, ending

	$20.68	$18.31	$25.51

Total return*	12.94%	(28.22%)	(12.20%)
Ratios to average net assets:
Net investment income (loss)	(.83%) (a)	(.90%)	(.77%)
Total expenses	1.19% (a)	1.19%	1.13%
Expenses before offsets	1.17% (a)	1.18%	1.13%
Net expenses	1.16% (a)	1.16%	1.10%
Portfolio turnover	59%	134%	60%
Net assets, ending (in thousands)	$50,372	$44,176	$65,090

Years Ended

	December 31, 2000	December 31, 1999	December 31, 1998

Net asset value, beginning

	$30.03	$30.43	$26.63
Income from investment operations
Net investment income (loss)	(.15)	(.21)	(.14)
Net realized and unrealized gain (loss)	3.69	2.32	8.00
Total from investment operations	3.54	2.11	7.86
Distributions from
Net realized gains	(2.53)	(2.51)	(4.06)
Total distributions	(2.53)	(2.51)	(4.06)
Total increase (decrease) in net asset value	1.01	(.40)	3.80

Net asset value, ending

	$31.04	$30.03	$30.43

Total return	11.57%	6.97%	29.88%
Ratios to average net assets:
Net investment income (loss)	(.60%)	(.73%)	(.60%)
Total expenses	1.12%	1.11%	1.05%
Expenses before offsets	1.12%	1.11%	1.05%
Net expenses	1.02%	1.02%	1.00%
Portfolio turnover	97%	101%	65%
Net assets, ending (in thousands)	$64,027	$43,976	$39,538

  (a)       Annualized

*          Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

Calvert Variable Series, Inc.

Calvert Social International Equity Portfolio

Managed by Grantham, Mayo, Van Otterloo

Dear Investor:

Performance

The Portfolio returned +8.51% over the six-month period. This performance was off the MSCI EAFE benchmark, which returned +9.85%, by 1.34%.

Investment Climate

The first half of 2003 marked a turnaround in global equities. The year started poorly as the war in Iraq and other geopolitical concerns dominated headlines. This negative was compounded by the onset of the SARS virus that hurt Asian markets, in particular. Stock markets hit their lows in mid-March, just around the third anniversary of the 2000 peak. European markets touched six- or seven-year lows, with dividend yields exceeding government bond yields. The Japanese Nikkei index hit a twenty-year low, below 8000.

The conclusion of the war, however, brought improved investor sentiment, and markets rebounded strongly. The second quarter marked the best quarterly performance for the MSCI EAFE Index of international stocks since the end of 1998. While economic news continues to be spotty, hope has increased that recovery is around the corner. The containment of SARS and declining oil prices appears to have helped spur more risk taking across global markets.

The EAFE Index returned +9.85% for the first half of the year. This was behind US stocks as measured by the S&P 500, which returned +11.75%. Emerging markets were the star performers, benefiting from lower valuations and a greater appetite for risk. Led by the Euro among major currencies, this effect added 5% to EAFE returns. While many foreign markets kept pace with the US in local-currency terms as well, the UK, Japan, and France all lagged.

Portfolio Strategy

The portfolio’s top-performing holdings reflected investors’ general preference for risk and stocks with more exposure to the global economy. Cyclical stocks like UK plumbing equipment maker Wolseley, Mazda Motor Corp, and Japanese electric wire and cable manufacturer Furukawa Electric were among the top positive contributors. National Australia Bank was a top performer in the financial sector. Emerging markets produced strong stock picks with names like Tele Norte-Leste in Brazil, Unilever Indonesia, and Taiwan Semiconductor.

The Portfolio’s return was held back by a number of its more defensive holdings. The largest negative impact came from Unilever’s Anglo-Dutch parent corporation, as that global foods giant suffered from disappointing results. Scottish & Southern Energy, Yamanouchi Pharmaceutical, Daiichi Pharmaceutical, Vodafone, and L’Oreal were among other defensive holdings that fared less well.

Country market selection was a positive for the Portfolio, largely as a result of allocations to emerging markets. Thailand, Taiwan, and Brazil made the largest positive contributions, along with developed market Austria. Underweighting the German market, which rebounded strongly from last year’s woes, partially offset these gains.

At the sector level, the overweight in Telecom stocks boosted performance, but this positive was offset by an underweight to Technology. The bulk of the underperformance in stock selection came within continental Europe, where the Portfolio suffered from not holding as many of the large rebounding stocks as well as holding fewer deep cyclical names.

Outlook

A quarter of strong performance has brought foreign markets back from the panic selling that marked the first quarter. This development should be viewed with some caution, though. This rally seems to be more a correction to overdone fears than a clear forecast of sustained economic improvement.

The good news is that international stocks are trading at reasonable valuations, particularly compared with the US market, and so we believe that the long-term prognosis is good. The shorter term is murkier, as the remainder of the year should be driven by whether there is truly a global economic recovery. The currency tailwind that has boosted foreign returns may well continue. While on a purchasing- power basis the Euro looks close to fair value, the size of the US current-account deficit and the relatively low US asset returns seem to spell trouble for the dollar, as foreigners will be unlikely to want to continue funding this deficit.

Sincerely,

Thomas R. Hancock

Grantham, Mayo, Van Otterloo

July 2003

Calvert Social International Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert World Values International Equity Fund. Performance of the two funds will differ.

CVS Calvert Social International Equity Portfolio

Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return

(period ended 6.30.03)

One year	(5.27%)
Five year	(4.94%)
Ten year	4.74%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective March 2002.

International Equity Portfolio

Schedule of Investments

June 30, 2003

Equity Securities - 93.2%	Shares	Value

Argentina - 0.2%

Grupo Financiero Galicia SA*	4,500	$19,845

Australia - 4.3%

Australia and New Zealand Banking Group Ltd	9,451	118,097
National Australia Bank Ltd	10,224	229,974
Qantas Airways Ltd	17,077	37,495
Westpac Banking Corp.	7,265	79,269
		464,835

Austria - 1.5%

Erste Bank AG	292	25,845
Mayr-Melnhof Karton AG	1,383	115,349
Telekom Austria AG*	2,084	23,684
		164,878

Belgium - 1.5%

AGFA-Gevaert NV	2,869	61,018
Fortis	5,726	99,585
		160,603

Brazil  - 1.0%

Banco Itau Holding Financeira SA	600	20,340
Gerdau SA	2,080	24,440
Tele Centro Oeste Celular Participacoes SA	1,500	8,670
Tele Norte Leste Participacoes (ADR)	2,300	26,864
Unibanco - Uniao De Bancos Brasileiros (GDR)	1,500	25,740
		106,054

Canada - 2.2%

Magna International, Inc.	1,200	80,307
Nortel Networks Corp.*	26,500	71,149
Royal Bank of Canada	2,000	84,647
		236,103

Chile - 0.1%

Compania de Telecom de Chile (ADR)	800	9,440

Czech Republic - 0.3%

Ceske Radiokomunikace AS (GDR)*	2,700	21,735
Cesky Telecom AS (GDR)	1,000	12,100
		33,835

Denmark - 1.0%

SAP AG	796	94,032
Tele Danmark AS	382	11,442
		105,474

Finland - 1.2%
Nokia Oyj	4,300	70,927
Sampo Oyj	8,300	61,006
		131,933

Equity Securities - Cont’d	Shares	Value

France - 7.8%

BNP Paribas SA	3,068	$156,157
Carrefour SA	162	7,953
Danone Groupe SA	738	102,291
France Telecom SA*.	3,613	88,769
JC Decaux SA*	4,807	60,269
L'OREAL SA	2,031	143,440
Pechiney SA	289	10,392
Sanofi - Synthelabo Groupe*	1,247	73,152
Societe General Groupe SA	2,846	180,703
Valeo SA	557	19,349
		842,475

Germany - 3.3%

Deutsche Telekom AG*	10,077	154,046
Schering AG	300	14,693
Volkswagen AG	4,400	186,299
		355,038

Greece - 0.8%

National Bank of Greece SA	5,247	88,478

Hong Kong - 0.5%

Bank of East Asia Ltd	28,400	55,539

Hungary - 0.2%

OTP Bank Rt	1,400	26,950

India  - 1.0%

Bajaj Auto Ltd	1,390	16,680
ICICI Bank Ltd*	2,400	17,448
Ranbaxy Laboratories Ltd	1,600	30,560
Satyam Computer Services Ltd	1,000	9,930
State Bank of India Ltd	1,400	28,700
		103,318

Indonesia - 0.5%

Indonesian Satellite Corp. Tbk PT	8,000	8,534
Unilever Indonesia	13,400	43,367
		51,901

Ireland - 2.2%

Allied Irish Banks plc	8,865	133,478
Bank of Ireland	8,761	106,316
		239,794

Israel - 0.6%

Check Point Software Technologies Ltd*	1,300	25,415
Teva Pharmaceutical Industries Ltd	600	34,158
		59,573

Italy - 2.7%

Enel SpA	11,755	73,420
Seat Pagine Gialle SpA	62,801	43,704
Telecom Italia Mobile SpA	18,584	91,704
Telecom Italia SpA	9,040	81,938
		290,766

Equity Securities - Cont’d	Shares	Value

Japan - 16.9%

Acom Co. Ltd	1,948	$70,538
Canon, Inc.	2,000	91,944
DAI Nippon Printing Co. Ltd	9,000	95,365
DaiiChi Pharm Co.	10,000	130,491
Daiwa House Industries Co. Ltd	11,000	75,808
Denso Corp.	6,000	95,265
Fuji Photo Film Co. Ltd	4,000	115,807
Furukawa Electric Co. Ltd	31,000	101,389
Mazda Motor Corp.	45,933	111,906
Mitsui Trust Holdings, Inc.	40,000	88,106
Mizuho Financial Group, Inc.	67	53,050
Nippon Express Co.	25,000	97,201
Nippon Telegraph & Telephone Corp.	3	11,789
Olympus Optical Co.	4,000	82,934
Resona Holdings, Inc.	5,000	3,463
Rohm Co.	200	21,843
Shiseido Co. Ltd*	1,000	9,737
Sony Corp. *	400	11,280
Takefuji Corp.	2,080	108,117
Terumo Corp.	5,800	96,542
Toyota Motor Corp.	8,300	215,369
Yamanouchi Pharmaceutical Co. Ltd	5,000	130,574
		1,818,518

Korea - 1.0%

Kookmin Bank (ADR)	1,000	30,250
KT Corp. (ADR)	1,830	36,069
SK Telecom Ltd	2,500	47,150
		113,469

Mexico  - 0.5%

America Movil, SA de CV	1,200	22,500
Telefonos de Mexico, SA de CV (ADR)	1,000	31,420
		53,920

Netherlands - 5.9%

Aegon N.V.	6,745	67,653
Koninklijke KPN N.V.	26,479	187,923
Philips Electronics N.V.	2,692	51,278
Unilever N.V.	3,111	167,184
ING Groep N.V.	9,314	162,094
		636,132

Norway - 0.7%

DNB Holding ASA	14,400	71,065

Philippines - 0.1%

Globe Telecom, Inc.	999	11,305

Poland - 0.2%

Telekomunikacja Polska SA*	7,700	27,181

Portugal - 0.1%

Portugal Telecom SGPS	1,266	9,087

Russia - 0.3%

Vimpel - Communications (ADR)	700	32,508

Equity Securities - Cont’d	Shares	Value

Singapore - 0.2%

Haw Par Corp. Ltd	367	$905
United Overseas Bank Ltd	3,000	21,127
		22,032

South Africa - 1.0%
Alexander Forbes Ltd	9,000	13,226
BIDVest Group Ltd	4,000	22,979
Investec Ltd	1,000	13,160
Nedcor Ltd	1,652	19,753
Pick'n Pay Holdings Ltd	7,000	12,719
Venfin Ltd	10,000	22,445
		104,282

Spain - 3.2%
Banco Popular Espanol SA	957	48,435
Gas Natural SDG, SA	7,286	146,662
Telefonica SA*	12,823	149,119
		344,216

Sweden - 1.8%
Hennes & Mauritz (H&M) AB	5,400	124,275
Sandvik AB	400	10,481
SKF AB	2,100	60,674
		195,430

Switzerland - 3.2%
Givaudan AG	174	73,380
Swisscom AG	445	126,757
Zurich Financial Services AG	1,222	146,014
		346,151

Taiwan - 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd (ADR)*	4,510	45,461
United Microelectronics Corp. (ADR)*	10,235	38,381
		83,842

Thailand - 0.6%
Bangkok Bank plc	9,100	14,601
Land & Houses Public Co. Ltd	158,500	33,154
National Finance Public Co. Ltd	37,700	12,366
		60,121

Turkey - 0.2%
Turkcell Iletisim Hizmet AS	1,300	21,970

Equity Securities - Cont’d	Shares	Value
United Kingdom - 23.6%
Abbey National Benefit Consultants Ltd	14,272	$110,992
AWG plc	5,777	53,471
AWG plc (Red Shares)	9,512,940	15,724
Barclays plc	22,858	170,019
BG Group plc	15,833	70,267
Boots Group plc	17,547	188,087
BT Group plc	37,327	125,709
Carlton Communication plc	4,576	11,459
CGNU plc	14,862	103,359
GlaxoSmithKline plc	4,243	85,772
HBOS plc (Halifax & Bank of Scotland)	3,888	50,416
HSBC Holdings plc	8,808	104,241
Imperial Chemical Industries plc	8,536	17,319
InterContinental Hotels Group plc*	5,403	38,402
Kingfisher plc	15,686	71,884
Land Securities Group plc	5,143	66,429
Next Group plc	5,504	93,386
Royal & Sun Alliance Insurance Group plc	23,810	54,606
Royal Bank of Scotland Group plc	2,095	58,868
Scottish & Southern Energy plc	16,443	169,595
Scottish Power plc	29,022	174,613
Unilever plc	5,880	46,894
United Utilities plc	15,389	149,821
Vodafone Group plc*	192,863	377,758
Wolseley plc	12,379	137,142
		2,546,233

Total Equity Securities (Cost $9,792,559)		10,044,294

U.S. Treasury - 0.4%	Principal Amount
U.S. Treasury Bills, 10/23/03	$40,000	39,862

Total U.S. Treasury (Cost $39,862)		39,862

TOTAL INVESTMENTS (Cost $9,832,421) - 93.6%		10,084,156
Other assets and liabilities, net - 6.4%		687,814
Net Assets - 100%		$10,771,970

See notes to financial statements.

Forward Foreign Currency Contracts, Open at June 30, 2003

Contracts to	Receive / Deliver	In Exchange For		Settlement Date	Contract Value	Unrealized Appreciation/ (Depreciation)

Purchases

British Pound	255,506	US Dollars	$397,567	26-Sep-03	$419,824	$22,257
British Pound	96,332	US Dollars	149,844	26-Sep-03	158,284	8,440
British Pound	77,549	US Dollars	120,000	26-Sep-03	127,422	7,422
British Pound	69,176	US Dollars	110,000	26-Sep-03	113,663	3,663
Euro	560,118	US Dollars	592,044	26-Sep-03	642,657	50,613
Euro	102,321	US Dollars	108,153	26-Sep-03	117,399	9,246
Euro	402,971	US Dollars	425,940	26-Sep-03	462,353	36,413
Swiss Franc	249,480	US Dollars	180,652	26-Sep-03	184,954	4,302
Swiss Franc	99,275	US Dollars	71,939	26-Sep-03	73,599	1,660
Swiss Franc	296,350	US Dollars	216,314	26-Sep-03	219,701	3,387
Swiss Franc	165,672	US Dollars	120,000	26-Sep-03	122,822	2,822
Australian Dollar	169,558	US Dollars	103,600	10-Oct-03	112,521	8,921
Japanese Yen	36,496,900	US Dollars	306,697	10-Oct-03	305,715	(982)
Japanese Yen	17,654,400	US Dollars	148,831	10-Oct-03	147,881	(950)
Japanese Yen	32,591,200	US Dollars	274,452	10-Oct-03	272,999	(1,453)
				Total Purchases		$155,761

Sales

Euro	91,516	US Dollars	100,000	26-Sep-03	105,002	(5,002)
Euro	46,302	US Dollars	50,000	26-Sep-03	53,125	(3,125)
Euro	401,163	US Dollars	423,909	26-Sep-03	460,279	(36,370)
Euro	78,996	US Dollars	83,499	26-Sep-03	90,637	(7,138)
Euro	96,874	US Dollars	102,977	26-Sep-03	111,149	(8,172)
Euro	166,887	US Dollars	177,318	26-Sep-03	191,480	(14,162)
Euro	175,173	US Dollars	200,000	26-Sep-03	200,986	(986)
British Pound	49,363	US Dollars	76,665	26-Sep-03	81,108	(4,443)
British Pound	154,799	US Dollars	241,176	26-Sep-03	254,351	(13,175)
British Pound	337,409	US Dollars	525,346	26-Sep-03	554,399	(29,053)
Swiss Franc	134,480	US Dollars	100,000	26-Sep-03	99,698	302
Swiss Franc	127,868	US Dollars	93,334	26-Sep-03	94,796	(1,462)
Australian Dollar	124,195	US Dollars	75,926	10-Oct-03	82,417	(6,491)
Japanese Yen	23,420,750	US Dollars	197,144	10-Oct-03	196,183	961
Japanese Yen	63,992,500	US Dollars	538,657	10-Oct-03	536,031	2,626

Total Sales

						($125,690)
				Total Net Unrealized Appreciation		$30,071

	# of	Expiration	Underlying Face Amount	Unrealized Appreciation

Futures

	Contracts	Date	at Value	(Depreciation)
Purchased:
DAX Index^	2	9/03	185,372	(5,799)
HKFE Index^	1	7/03	61,450	(314)
TOPIX Index^	2	9/03	150,489	4,580

^          Futures collateralized by 40,000 units of U.S. Treasury Bills.

*   Non-income producing.

Abbreviations:

ADR: American Depository Receipts

GDR: Global Depository Receipts

See notes to financial statements.

International Equity Portfolio

Statement of Assets and Liabilities

June 30, 2003

Assets

Investments in securities, at value (Cost $9,832,421) - See accompanying schedule	$10,084,156
Cash	582,165
Unrealized appreciation on forward foreign currency contracts	163,036
Receivable for shares sold	67,112
Receivable for futures variation margin	115
Interest and dividends receivable	38,693
Other assets	7,765
Total assets	10,943,042

Liabilities

Payable for shares redeemed	5,241
Payable to Calvert Asset Management Company, Inc.	15,714
Payable to Calvert Administrative Services Company	1,802
Payable to Calvert Shareholder Sercives, Inc.	64
Unrealized depreciation on forward foreign currency contracts	132,965
Accrued expenses and other liabilities	15,286
Total liabilities	171,072
Net assets	$10,771,970

Net Assets Consist Of:
Par value and Paid-in capital applicable to 908,602 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$15,360,603

Undistributed net investment income	239,464
Accumulated net realized gain (loss) on investments and foreign currency transactions	(5,104,668)
Net unrealized appreciation (depreciation) on investments and foreign currencies and assets and liabilities denominated in foreign currencies	276,571

Net Assets

$10,771,970

Net Asset Value Per Share	$11.86

See notes to financial statements.

International Equity Portfolio

Statement of Operations

Six Months Ended June 30, 2003

Net Investment Income
Investment Income:
Interest income	$260
Dividend income (net of foreign taxes withheld of $20,367)	164,477
Total investment income	164,737

Expenses:
Investment advisory fee	36,300
Transfer agency fees and expenses	2,992
Directors’ fees and expenses	582
Administrative fees	16,940
Accounting fees	8,457
Custodian fees	36,159
Reports to shareholders	821
Professional fees	5,002
Miscellaneous	5,309
Total expenses	112,562
Fees waived	(7,487)
Fees paid indirectly	(2,282)
Net expenses	102,793

Net Investment Income

61,944

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(470,451)
Foreign currencies	55,458
Futures	(23,020)
(438,013)

Change in unrealized appreciation or (depreciation):
Investments and foreign currencies	1,187,351
Assets and liabilities denominated in foreign currencies	(6,726)
Futures	26,403
1,207,028

Net Realized and Unrealized Gain (Loss)	769,015

Increase (Decrease) in Net Assets

Resulting From Operations	$830,959

See notes to financial statements.

International Equity Portfolio

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003	Year ended December 31, 2002
Operations:
Net investment income	$61,944	$43,323
Net realized gain (loss)	(438,013)	(2,463,067)
Change in unrealized appreciation or (depreciation)	1,207,028	895,280

Increase (Decrease) in Net Assets

Resulting From Operations	830,959	(1,524,464)

Capital share transactions:
Shares sold	1,735,517	23,198,513
Shares redeemed	(1,475,009)	(23,276,514)
Total capital share transactions	260,508	(78,001)

Total Increase (Decrease) in Net Assets	1,091,467	(1,602,465)

Net Assets

Beginning of period	9,680,503	11,282,968
End of period (including undistributed net investment income of $239,463 and $177,520, respectively)	$10,771,970	$9,680,503

Capital Share Activity

Shares sold	158,479	1,923,880
Shares redeemed	(135,953)	(1,916,137)
Total capital share activity	22,526	7,743

See notes to financial statements.

Notes to Financial Statements

Note A — Significant Accounting Policies

General:  Calvert Social International Equity Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eighteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities’ market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Foreign Currency Transactions:  The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Forward Currency Contracts:  The Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates and to hedge against its currency exposure relative to that of the MSCI EAFE Index. The Portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar, and the ability of the counterparties to fulfill their obligations under the contracts.

Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian’s and transfer agent’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of  .75%, of the Portfolio’s average daily net assets.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of  .35% based on the Portfolio’s annual average daily net assets. For the six months ended June 30, 2003, CASC waived $7,487 of its fee.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $246 for the six months ended June 30, 2003. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director’s fees are allocated to each of the portfolios served.

Note C — Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $4,369,101  and $4,179,175, respectively.

The cost of investments owned at June 30, 2003 for federal income tax purposes was $9,871,795. Net unrealized appreciation aggregated $212,361, of which $797,094 related to appreciated securities and $584,733 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $2,051,407 and $2,486,388 at December 31, 2002 may be utilized to offset future capital gains until expiration in December 2009 and December 2010, respectively.

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund’s Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company (“the Bank”). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no borrowings outstanding during the six months ended June 30, 2003.

International Equity Portfolio

Financial Highlights

		Periods Ended
	June 30, 2003	December 31, 2002	December 31, 2001

Net asset value, beginning

	$10.93	$12.85	$19.37
Income from investment operations
Net investment income	.06	.05	.02
Net realized and unrealized gain (loss)	.87	(1.97)	(4.81)
Total from investment operations	.93	(1.92)	(4.79)
Distributions from
Net investment income	—	—	(.02)
Net realized gains	—	—	(1.71)
Total distributions	—	—	(1.73)
Total increase (decrease) in net asset value	.93	(1.92)	(6.52)

Net asset value, ending

	$11.86	$10.93	$12.85

Total return*	8.51%	(14.94%)	(24.69%)
Ratios to average net assets:
Net investment income	1.28% (a)	.40%	.08%
Total expenses	2.33% (a)	2.24%	1.61%
Expenses before offsets	2.17% (a)	2.10%	1.61%
Net expenses	2.12% (a)	2.01%	1.54%
Portfolio turnover	46%	143%	86%
Net assets, ending (in thousands)	$10,772	$9,681	$11,283

		Years Ended
	December 31, 2000	December 31, 1999	December 31, 1998

Net asset value, beginning

	$25.66	$20.81	$19.10
Income from investment operations
Net investment income	.01	.01	.10
Net realized and unrealized gain (loss)	(4.49)	6.80	3.35
Total from investment operations	(4.48)	6.81	3.45
Distributions from
Net investment income	—	(.01)	(.07)
Net realized gains	(1.81)	(1.95)	(1.67)
Total distributions	(1.81)	(1.96)	(1.74)
Total increase (decrease) in net asset value	(6.29)	4.85	1.71

Net asset value, ending

	$19.37	$25.66	$20.81

Total return	(17.40%)	32.78%	18.09%
Ratios to average net assets:
Net investment income	.06%	.06%	.49%
Total expenses	1.53%	1.62%	1.80%
Expenses before offsets	1.53%	1.60%	1.65%
Net expenses	1.36%	1.50%	1.56%
Portfolio turnover	70%	59%	92%
Net assets, ending (in thousands)	$18,572	$22,013	$17,109

(a)        Annualized

*          Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

Calvert Variable Series, Inc.

Calvert Social Balanced Portfolio

Dear Investor:

Performance

Over the first six months of 2003, CVS Calvert Social Balanced Portfolio produced a total return of +9.00%, slightly outperforming an index blend of 60% Russell 1000 and 40% Lehman Aggregate, at +8.98%.  Individually, those indices returned +12.34% and +3.93% respectively.

Investment Climate

Pervasive uncertainty undermined markets early in the period as geopolitical events, particularly with respect to Iraq, weighed heavily on investors. Weak economies in the US and around the globe further dampened investor enthusiasm. However, with the fairly swift, successful military campaign in Iraq, investors shook off their apprehensions and became aggressive buyers of securities, particularly US equities. After the capture of Baghdad and the fall of Saddam Hussein’s regime in March, investors went on a buying spree that had a distinctly speculative tone.

Investors tended to favor the long-shot bet, choosing high beta and richly valued stocks over more fundamentally solid opportunities. The change in tone was stark, as evidenced by the returns of the Russell 1000 in the first quarter (–2.94%) and the second quarter (+15.74%).

The bond market produced positive returns as well, though in a more consistent manner, quarter-to-quarter. Many investors who took on credit risk were amply rewarded, particularly in the second quarter, as investment-grade corporate bonds outperformed government issues, and high-yield (junk) bonds outperformed investment-grade corporates.

Portfolio Strategy

The Portfolio has a long-term policy target of allocating 60% of investments to stocks and 40% to bonds. The relative weakness of equity markets in prior periods had moved the Portfolio marginally below the equity target and marginally above the bond target. In consideration of the degree of uncertainty in markets and the economy, your managers felt comfortable with a modestly more conservative allocation at the start of the period. Given the strong performance of stocks relative to bonds over the period, this decision hurt the total return of the Portfolio by approximately 0.38%. By the end of the period, the Portfolio’s allocation nearly matched the long-term target allocation.

During the period, the stock portfolio underperformed its benchmark, and the bond portfolio outperformed its benchmark. The bond portfolio’s strong performance during the six-month period was the leading source of positive performance, with the excess return from the bond portfolio offsetting the negative contributions from policy variance, stock performance, and expenses.

Investment selection analysis

The stock portfolio’s underperformance was due mainly to stock selection, with two stocks –  Microsoft and Johnson & Johnson – accounting for the lion’s share of the margin of underperformance. That these two stalwarts were primary sources of weakness points out the degree to which equity markets took on a more speculative character during the period. Both companies continued throughout the period to produce profits and grow in a manner that was consistent with analysts’ expectations. Indeed, Microsoft went so far as to announce its first-ever cash dividend!

Unfortunately, in a speculative market, many investors sell companies with solid fundamentals and buy stocks they hope can do better than current expectations and fundamentals imply. As we saw in the bursting of the tech bubble in March of 2000, speculative rallies can’t be sustained if fundamentals aren’t altered to match the speculators’ perspective. At the end of the period, markets took on a more fundamentals-driven character that is more reflective of the long-term nature of the sources of rewards available in the equities market.

Investors’ preference for risk over safety was evident in bond markets as well during the period, and the Portfolio’s greater exposure to corporate bonds and lesser exposure to US government debt relative to the Lehman Aggregate was the main source of superior performance during the period. With respect to both credit quality and general interest rate risk (duration), investors chose riskier opportunities. In most sectors of the Index, longer-term bonds outperformed similar bonds of short duration or maturity, and in corporate bonds, as one moved from AAA-rated down to BBB-rated bonds, performance improved in a generally consistent manner with decreasing credit quality. Given the structure of the Portfolio’s bond allocation with respect to duration distribution and credit exposures, the bond portfolio was well positioned to take advantage of the market during the period.

Outlook

We believe that the outlook for equity markets is becoming more positive. Except for a pause awaiting the resolution of events in Iraq, stocks have been posting impressive returns since the close of the disastrous third quarter of 2002. The enthusiastic return of buyers to the market cannot be quickly discounted. Investors have demonstrated renewed confidence in markets and the economy. Now, we need to see real improvements in economic performance and profits to carry this nascent recovery forward.

Sincerely,

John Nichols

Calvert Asset Management Company

July 2003

Calvert Social Balanced Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Balanced Portfolio. Performance of the two funds will differ.

CVS Calvert Social Balanced Portfolio*

Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return

(period ended 6.30.03)

One year	3.97%
Five year	0.45%
Ten year	7.16%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.  Past performance does not indicate future results.

The Portfolio changed its primary benchmark to the Russell 1000 index when the new subadvisors began management of the equity portion of the Portfolio effective March 2002.  Earlier subadvisor changes occurred in February 1995.

Balanced Portfolio

Statement of Net Assets

June 30, 2003

Equity Securities - 58.5%	Shares	Value

Air Freight - 0.1%

FedEx Corp.	4,400	$272,932
United Parcel Service, Inc.	3,400	216,580
		489,512

Auto Parts & Equipment - 0.5%
Autoliv, Inc.	40,300	1,091,324
Gentex Corp.*	8,700	266,307
Genuine Parts Co.	2,900	92,829
Modine Manufacturing Co.	16,400	317,668
		1,768,128

Banks - Major Regional - 2.3%
AmSouth BanCorp.	32,600	711,984
Bank One Corp.	20,500	762,190
FleetBoston Financial Corp.	4,300	127,753
KeyCorp Ltd.	21,700	548,359
National City Corp.	16,000	523,360
US Bancorp	71,100	1,741,950
Wells Fargo & Co.	74,100	3,734,640
		8,150,236

Banks - Money Center - 1.6%
Bank of America Corp.	48,600	3,840,858
Wachovia Corp.	41,900	1,674,324
		5,515,182

Banks - Regional - 0.2%
First Tennessee National Corp.	19,300	847,463

Biotechnology - 1.0%
Amgen, Inc.*	46,100	3,087,778
Gilead Sciences, Inc.*	9,600	533,568
		3,621,346

Broadcast - Television, Radio, & Cable - 0.5%
Cablevision Systems Corp.*	10,800	224,208
COX Communications, Inc.*	29,200	931,480
InterActiveCorp*	11,500	455,055
		1,610,743

Building Materials - 0.2%
Masco Corp.	27,100	646,335

Chemicals - 1.1%

Airgas, Inc.*	75,000	1,256,250
Praxair, Inc.	17,500	1,051,750
Sigma-Aldrich Corp.	26,700	1,446,606
		3,754,606

Communications Equipment - 0.4%
Adtran, Inc.*	17,900	913,258
Scientific-Atlanta, Inc.	9,000	214,560
Tellabs, Inc.*	15,900	104,463
		1,232,281

Equity Securities - Cont’d	Shares	Value
Computers - Hardware - 2.7%
Dell Computer Corp.*	88,300	$2,822,068
Hewlett-Packard Co.	37,100	790,230
International Business Machines Corp.	67,200	5,544,000
Sun Microsystems, Inc.*	51,100	235,060
		9,391,358

Computers - Networking - 1.4%
Cisco Systems, Inc.*	247,900	4,112,661
Network Appliance, Inc.*	45,500	737,555
		4,850,216

Computers - Peripherals - 0.3%
EMC Corp.*	34,500	361,215
Lexmark International, Inc.*	11,100	785,547
		1,146,762

Computers - Software & Services - 3.2%
Adobe Systems, Inc.	30,100	965,307
Compuware Corp.*	44,900	259,073
Fair, Isaac & Co., Inc.	9,300	478,485
Intuit, Inc.*	24,800	1,104,344
Microsoft Corp.	274,900	7,040,189
Synopsys, Inc.*	15,300	946,305
Veritas Software Corp.*	8,800	252,296
		11,045,999

Consumer Finance - 0.5%
Capital One Financial Corp.	13,600	668,848
MBNA Corp.	36,150	753,366
Providian Financial Corp.*	33,400	309,284
		1,731,498

Distributors - Food & Health - 1.7%
AmerisourceBergen Corp.	14,400	998,640
Cardinal Health, Inc.	30,400	1,954,720
Performance Food Group Co.*	15,600	577,200
Supervalu, Inc.	12,600	268,632
Sysco Corp.	73,750	2,215,450
		6,014,642

Electric Companies - 0.4%
Black Hills Corp.	3,900	119,730
Cleco Corp.	5,400	93,528
Hawaiian Electric Industries, Inc.	4,300	197,155
IDACORP, Inc.	4,300	112,875
Mirant Corp.*	55,700	161,530
OGE Energy Corp.	32,700	698,799
		1,383,617

Electrical Equipment - 0.6%
Celestica, Inc.*	37,500	591,000
Cooper Industries Ltd	4,000	165,200
Molex, Inc.	35,100	947,349
Veritas DGC, Inc.*	25,100	288,650
		1,992,199

Electronics - Component Distribution - 0.1%
W.W. Grainger, Inc.	6,800	317,968

Equity Securities - Cont’d	Shares	Value
Electronics - Instrument - 0.1%
Agilent Technologies, Inc.*	15,600	$304,980

Electronics - Semiconductors - 2.4%
Altera Corp.*	77,700	1,274,280
Analog Devices, Inc.*	40,500	1,410,210
Intel Corp.	172,100	3,576,926
Texas Instruments, Inc.	70,500	1,240,800
Xilinx, Inc.*	34,500	873,195
		8,375,411

Entertainment - 0.5%
AOL Time Warner, Inc.*	106,900	1,720,021

Equipment - Semiconductors - 0.5%
Applied Materials, Inc.*	58,675	930,586
Cymer, Inc.*	7,800	249,678
Lam Research Corp.*	18,200	331,422
Novellus Systems, Inc.*	8,400	307,616
		1,819,302

Financial - Diversified - 4.1%
AMBAC Financial Group, Inc.	6,200	410,750
American Express Co.	113,700	4,753,797
Equity Office Properties Trust	34,100	921,041
Fannie Mae	47,600	3,210,144
Freddie Mac	5,500	279,235
Goldman Sachs Group, Inc.	12,200	1,021,750
J.P. Morgan Chase & Co.	100,300	3,428,254
Public Storage, Inc.	4,900	165,963
SLM Corp.	2,400	94,008
		14,284,942

Foods - 1.4%

General Mills, Inc.	14,300	677,963
H.J. Heinz Co.	37,800	1,246,644
Hershey Foods Corp.	14,500	1,010,070
Kellogg Co.	55,400	1,904,098
		4,838,775

Footwear - 0.2%

Reebok International Ltd*	12,200	410,286
Timberland Co.*	2,100	111,006
		521,292

Hardware & Tools - 0.1%
Black & Decker Corp.	7,300	317,185

Healthcare - Diversified - 1.7%
Johnson & Johnson	117,200	6,059,240

Healthcare - Drug - Major Pharmaceutical - 3.3%
Forest Laboratories, Inc.*	8,000	438,000
Merck & Co., Inc.	66,200	4,008,410
Pfizer, Inc.	190,800	6,515,820
Schering-Plough Corp.	24,400	453,840
		11,416,070

Healthcare - Hospital Management - 0.2%
Health Management Associates, Inc.	40,600	749,070

Equity Securities - Cont’d	Shares	Value
Healthcare - Managed Care - 0.5%
Anthem, Inc.*	5,100	$393,465
Cigna Corp.	2,700	126,738
Express Scripts, Inc.*	3,800	259,198
Mid Atlantic Medical Services, Inc.*	1,600	83,680
Wellpoint Health Networks, Inc.*	11,100	935,730
		1,798,811

Healthcare - Medical Products & Supplies - 1.5%
Becton Dickinson & Co.	15,700	609,945
Guidant Corp.	7,100	315,169
Medtronic, Inc.	22,400	1,074,528
St. Jude Medical, Inc.*	19,100	1,098,250
Stryker Corp.	17,500	1,213,975
Zimmer Holdings, Inc.*	21,192	954,700
		5,266,567

Healthcare - Special Services - 0.3%
Quest Diagnostics, Inc.*	15,000	957,000

Homebuilding - 0.7%
NVR, Inc.*	5,700	2,342,700

Household Furnishing & Appliances - 0.2%
Whirlpool Corp.	12,400	789,880

Household Products - Non-Durable - 1.3%
Church & Dwight, Inc.	20,100	657,873
Colgate-Palmolive Co.	20,600	1,193,770
Kimberly-Clark Corp.	51,800	2,700,852
		4,552,495

Housewares - 0.1%

Newell Rubbermaid, Inc.	10,300	288,400

Insurance Brokers - 0.1%
Marsh & McLennan Co.'s	5,500	280,885

Insurance - Life & Health - 0.6%
Aflac, Inc.	31,000	953,250
Jefferson-Pilot Corp.	3,800	157,548
Lincoln National Corp.	10,000	356,300
Nationwide Financial Services, Inc.	6,200	201,500
Protective Life Corp.	20,200	540,350
		2,208,948

Insurance - Multi-Line - 1.6%
American International Group, Inc.	96,500	5,324,870
Hartford Financial Services, Inc.	3,800	191,368
		5,516,238

Insurance - Property & Casuality - 1.0%
Chubb Corp.	31,800	1,908,000
Progressive Corp.	6,800	497,080
Safeco Corp.	27,000	952,560
		3,357,640

Investment Banking / Brokerage - 0.3%
Charles Schwab Corp.	20,700	208,863
Legg Mason, Inc.	15,000	974,250
		1,183,113
Equity Securities - Cont’d	Shares	Value
Investment Management - 0.3%
Franklin Resources, Inc.	3,800	$148,466
Instinet Group, Inc.	80,900	376,994
T. Rowe Price Group, Inc.	13,700	517,175
The Phoenix Co.'s, Inc.	13,200	119,196
		1,161,831

Leisure Time - Products - 0.4%
Callaway Golf Co.	19,700	260,434
Harley-Davidson, Inc.	31,500	1,255,590
		1,516,024

Machinery - Diversified - 0.4%
Deere & Co.	24,800	1,133,360
Dover Corp.	13,000	389,480
		1,522,840

Manufacturing - Diversified - 0.8%
Carlisle Co.'s, Inc.	4,400	185,504
Clarcor, Inc.	6,500	250,575
Danaher Corp.	10,700	728,135
Illinois Tool Works, Inc.	14,700	967,995
Parker Hannifin Corp.	12,100	508,079
		2,640,288

Manufacturing - Specialized - 0.5%
Jabil Circuit, Inc.*	59,300	1,310,530
Sealed Air Corp.*	8,500	405,110

Natural Gas - 0.6%

AGL Resources, Inc.	15,200	386,688
Equitable Resources, Inc.	9,200	374,808
Kinder Morgan, Inc.	19,800	1,082,070
Oneok, Inc.	18,500	363,155
		2,206,721

Office Equipment & Supplies - 0.1%
Pitney Bowes, Inc.	4,700	180,527

Oil & Gas - Drilling & Equipment - 0.5%
Smith International, Inc.*	44,200	1,623,908

Oil & Gas - Exploration & Production - 1.2%
EOG Resources, Inc.	51,000	2,133,840
Pioneer Natural Resources Co.*	20,100	524,610
XTO Energy, Inc.	69,800	1,403,678
		4,062,128

Paper & Forest Products - 0.3%
Weyerhaeuser Co.	16,200	874,800

Personal Care - 0.3%
Avon Products, Inc.	6,400	398,080
Gillette Co.	22,400	713,664
		1,111,744

Photography / Imaging - 0.4%
Eastman Kodak Co.	36,900	1,009,215
Xerox Corp.*	25,600	271,104
		1,280,319

Equity Securities - Cont’d	Shares	Value

Publishing - 0.4%

McGraw-Hill Co.'s, Inc.	20,700	$1,283,400

Publishing - Newspapers - 0.2%
Dow Jones & Co., Inc.	6,800	292,604
New York Times Co.	4,200	191,100
Washington Post Co.	500	366,450
		850,154

Restaurants - 0.1%

Panera Bread Co.*	11,600	464,000

Retail - Building Supplies - 1.5%
Home Depot, Inc.	84,200	2,788,704
Lowe's Co.'s, Inc.	58,300	2,503,985
		5,292,689

Retail - Computers & Electronics - 0.2%
Best Buy Co., Inc.*	15,300	671,976

Retail - Department Stores - 0.4%
J.C. Penney Co., Inc.	40,000	674,000
Kohls Corp.*	13,400	688,492
		1,362,492

Retail - Discounters - 0.6%
Dollar General Corp.	3,900	71,214
Family Dollar Stores, Inc.	48,700	1,857,905
		1,929,119

Retail - Drug Stores - 0.7%
Caremark Rx, Inc.*	34,600	888,528
CVS Corp.	32,600	913,778
Walgreen Co.	23,300	701,330
		2,503,636

Retail - Food Chains - 0.1%
Whole Foods Market, Inc.*	10,300	489,559

Retail - General Merchandise - 0.3%
Costco Wholesale Corp.*	6,600	241,560
Target Corp.	23,800	900,592
		1,142,152

Retail - Specialty - 0.8%
Bed Bath & Beyond, Inc.*	23,700	919,797
Staples, Inc.*	96,300	1,767,105
		2,686,902

Retail - Specialty Apparel - 0.1%
Gap, Inc.	22,700	425,852

Savings & Loan Companies - 0.5%
Washington Mutual, Inc.	44,700	1,846,110

Services - Commercial & Consumer - 0.1%
Brink's Co.	16,100	234,577
H & R Block, Inc.	2,100	90,825
		325,402

Equity Securities - Cont’d	Shares	Value
Services - Computer Systems - 0.4%
CACI International, Inc.*	7,800	$267,540
Electronic Data Systems Corp.	43,700	937,365
Ingram Micro, Inc.*	18,500	203,500
Sungard Data Systems, Inc.*	3,300	85,503
		1,493,908

Services - Data Processing - 1.5%
Automatic Data Processing, Inc.	28,600	968,396
Checkfree Corp.*	33,200	924,288
DST Systems, Inc.*	5,000	190,000
First Data Corp.	68,400	2,834,496
Fiserv, Inc.*	3,200	113,952
		5,031,132

Services - Employment - 0.3%
Manpower, Inc.	30,900	1,146,081

Specialty Printing - 0.1%
R.R. Donnelley & Sons Co.	10,000	261,400

Telecommunications - Cell / Wireless - 0.5%
AT&T Wireless Services, Inc.*	31,100	255,331
Allstream, Inc.*:
Class A	734	24,956
Class B	39,561	1,341,157
		1,621,444

Telecommunications - Long Distance - 0.0%
Covad Communications Group, Inc.*	26,923	27,192

Telephone - 2.3%

Bellsouth Corp.	99,100	2,639,033
CenturyTel, Inc.	43,600	1,519,460
Citizens Communications Co.*	26,800	345,452
SBC Communications, Inc.	142,400	3,638,320
		8,142,265

Truckers - 0.1%

Swift Transportation Co., Inc.*	15,300	284,886

Total Equity Securities (Cost $197,080,021)		203,637,577

Corporate Obligations - 23.2%	Principal Amount
ACLC Business Loan Receivables Trust, 7.585%, 1/15/21#	$1,000,000	1,006,378
ASIF Global Financing:
1.36875%, 3/14/06 #(vi)	3,500,000	3,500,000
1.43%, 5/30/06 #(vi)	500,000	500,115
Atherton Franchisee Loan Funding, 6.72%, 8/15/10#	728,314	730,997
Atlantic Mutual Insurance Co., 8.15%, 2/15/28#	4,200,000	3,039,204
Autopista del Maipo Sociedad, 7.373%, 6/15/22#	500,000	576,090
Bank One Issuance Trust, 1.23%, 10/15/08 (vi)	2,000,000	2,001,520
CNL Funding, 7.721%, 8/25/09#	1,548,272	1,702,347
Conseco, Inc., 8.75%, 8/9/06(iv)#	4,250,000	2,210,000
Continental Airlines, Inc., 2.1575%, 12/6/07#(vi)	1,500,000	1,501,484
COX Communications, Inc., 6.15%, 8/1/03	1,000,000	1,007,500
Credit Suisse First Boston LLC, 1.3675%, 6/19/06(vi)	1,000,000	999,270
Dana Corp., 7.00%, 3/15/28	500,000	440,000

Corporate Obligations - Cont’d	Principal Amount	Value
Delta Air Lines, Inc, 2.07%, 1/25/08#(vi)	$1,975,799	$1,975,799
EOP Operating LP, 6.50%, 1/15/04	1,000,000	1,022,520
FFCA Secured Lending Corp., 6.37%, 9/18/25#	674,032	692,555
Finova Group, Inc., 7.50%, 11/15/09	7,750,000	3,371,250
First Republic Bank, 7.75%, 9/15/12	500,000	526,075
Gap, Inc., 9.90%, 12/15/05	500,000	562,500
Great Lakes Power, Inc., 8.30%, 3/1/05	1,500,000	1,615,395
Greater Bay Bancorp., 5.25%, 3/31/08#	1,000,000	1,020,650
Highwoods Realty LP, 6.75%, 12/1/03	1,000,000	1,015,050
Hubco, Inc., 7.75%, 1/15/04	1,000,000	1,022,120
HVB Funding Trust, 8.741%, 6/30/31#	500,000	530,000
Impac CMB Trust, 1.495%, 8/25/32(vi)	2,800,641	2,802,125
Independence Community Bank Corp., 3.50%, 6/20/13	1,000,000	985,360
ING Security Life Institutional Funding, 1.42875%, 4/28/05#(vi)	1,500,000	1,499,640
Interpool Capital Trust, 9.875%, 2/15/27	3,250,000	2,730,000
JET Equipment Trust, 9.71%, 2/15/15(iii)#	2,000,000	166,536
LCOR Alexandria LLC, 6.625%, 9/15/19#	3,750,000	4,346,250
Liberty Mutual Insurance Co., 7.697%, 10/15/97#	3,000,000	2,237,760
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (i)#	2,600,000	260,000
8.30%, 12/1/37 (ii)#	3,700,000	370,000
Mack-Cali Realty LP, 7.00%, 3/15/04	1,000,000	1,033,600
Markel Capital Trust I, 8.71%, 1/1/46	1,500,000	1,504,050
Markel Corp., 6.80%, 2/15/13	600,000	670,434
Nortel Networks Corp., 4.25%, 9/1/08	1,150,000	983,986
Preferred Term Securities Ltd:
4.08%, 4/3/33#	1,000,000	1,026,460
2.01063%, 4/3/33#(vi)	1,000,000	1,005,000
Prudential Financial, Inc., 4.50%, 7/15/13	1,000,000	998,310
QBE Insurance Group Ltd, 5.647%, 7/1/23#	1,500,000	1,457,334
SLM Corp.:
1.38875%, 7/25/07(vi)	4,000,000	4,003,160
1.24%, 7/25/35#(vi)	4,000,000	3,986,200
Sovereign Bank, 12.18%, 6/30/20#	3,458,135	5,187,272
SPX Corp., 6.25%, 6/15/11	250,000	255,000
State Street Capital Trust II, 1.79%, 2/15/08(vi)	1,000,000	1,000,190
Toll Road Investment Partnership II Zero Coupon Bonds:
2/15/13#	5,000,000	3,204,520
2/15/14#	4,000,000	2,447,724
2/15/25#	2,500,000	675,383
Unisys Corp., 6.875%, 3/15/10	150,000	156,000
William Street Funding Corp., 1.62%, 4/23/06#(vi)	3,000,000	2,999,943

Total Corporate Obligations (Cost $84,795,002)		80,561,056

Municipal Obligations - 12.4%
Baltimore Maryland Parking Facilities Revenue VRDN, 1.05%, 7/1/32	10,000,000	10,000,000
California Housing Finance Agency Revenue VRDN,
1.68%, 2/1/23	3,710,000	3,710,000
Columbus Georgia Development Authority Revenue VRDN, 1.05%, 4/1/20	2,280,000	2,280,000
Denver Colorado City & County School District Number 1 COPs, Zero Coupon, 12/15/16	3,000,000	1,518,270
Maryland State Economic Development Corp. Revenue Bonds, 8.625%, 10/1/19 (v)	750,000	576,420
Milpitas California MFH Revenue VRDN, 1.05%, 8/15/33	1,100,000	1,100,000
New Jersey Economic Development Authority Revenue Zero Coupon Bonds:
2/15/17	8,000,000	4,021,600
2/15/24	3,000,000	942,930
New Jersey Turnpike Authority Revenue Bonds, 4.252%, 1/1/16	1,500,000	1,500,285
New York City Housing Development Corp. Revenue VRDN, 1.02%, 8/15/32	2,000,000	2,000,000
New York City Transitional Finance Authority Revenue VRDN,1.04%, 5/1/30	7,200,000	7,200,000
Oregon School Boards Association GO Bonds, Zero Coupon, 6/30/16	1,000,000	524,900

Municipal Obligations - Cont’d	Principal Amount	Value
Philadelphia Pennsylvania IDA Zero Coupon Bonds:
4/15/19	$1,000,000	$428,450
4/15/21	8,250,000	3,091,357
Phoenix Arizona IDA Revenue Bonds, 6.85%, 12/1/25	2,300,000	2,706,387
Port St. Lucie Florida Special Tax Assesment Revenue Bonds, 3.85%, 1/1/08	1,000,000	1,040,260
Washington State MFH Revenue VRDN, 1.10%, 2/1/28	400,000	400,000

Total Municipal Obligations (Cost $41,356,248)		43,040,859

U.S. Government Agencies and Instrumentalities - 3.0%
Fannie Mae:
4.00%, 11/17/06	3,000,000	3,028,200
5.25%, 3/25/11	1,462,065	1,462,545
Federal Home Loan Bank Discount Notes, 7/1/03	4,500,000	4,500,000
Freddie Mac, 5.50%, 6/15/10	161,488	161,401
Kingdom of Jordan, Guaranteed by the United States Agency of International Development,
8.75%, 9/1/19	1,133,828	1,466,448

Total U.S. Government Agencies and Instrumentalities (Cost $10,511,149)		10,618,594

U.S. Treasury - 1.2%
U.S. Treasury Bonds, 5.375%, 2/15/31	2,600,000	2,928,250
U.S. Treasury Notes:
2.625%, 5/15/08	1,000,000	1,009,060
3.625%, 5/15/13	350,000	352,734

Total U.S. Treasury (Cost $4,331,778)		4,290,044

TOTAL INVESTMENTS (Cost $338,074,198) - 98.3%		342,148,130
Other assets and liabilities, net - 1.7%		5,801,852

Net Assets - 100%

		$347,949,982

Net Assets Consist Of:
Par value and paid-in capital applicable to 212,869,088 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$390,086,310

Undistributed net investment income (loss)		5,019,247
Accumulated net realized gain (loss) on investments		(51,229,507)
Net unrealized appreciation (depreciation) on investments		4,073,932

Net Assets

		$347,949,982

Net Asset Value per Share		$1.635

(i)         The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June and July 2003. The June payment is now in default. Consequently, the Fund has written off $56,171 in accrued interest as of June 30, 2003.

(ii)        The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June and July 2003. The June payment is now in default. Consequently, the Fund has written off $92,799 in accrued interest as of June 30, 2003.

(iii)       Security is a defaulted security.

(iv)       Security is a defaulted security and has not accrued interest.

(v)        Future interest payments have been deferred until July 1, 2004.

#          Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

*          Non-income producing.

(vi)       Adjustable rate security.

Abbreviations:
COPS: Certificates of Participation	LLC: Limited Liability Corporation
GO: General Obligation	MFH: Multi-Family Housing
IDA: Industrial Development Authority	VRDN: Variable Rate Demand Note
LP: Limited Partnership

See notes to financial statements.

Balanced Portfolio

Statement of Operations

Six Months Ended June 30, 2003

Net Investment Income

Investment Income:
Interest income	$3,188,124
Dividend income	1,175,884
Total investment income	4,364,008

Expenses:
Investment advisory fee	678,121
Transfer agency fees and expenses	216,873
Directors’ fees and expenses	19,189
Administrative fees	438,784
Accounting fees	27,315
Custodian fees	48,622
Reports to shareholders	45,140
Professional fees	17,871
Miscellaneous	16,675
Total expenses	1,508,590
Fees paid indirectly	(1,542)
Net expenses	1,507,048

Net Investment Income

2,856,960

Realized and Unrealized Gain (Loss)
Net realized gain (loss)	(4,036,754)
Change in unrealized appreciation or (depreciation)	29,278,714

Net Realized and Unrealized Gain (Loss)	25,241,960

Increase (Decrease) in Net Assets

Resulting From Operations	$28,098,920

See notes to financial statements.

Balanced Portfolio

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003	Year ended December 31, 2002
Operations:

Net investment income	$2,856,960	$8,568,432
Net realized gain (loss)	(4,036,754)	(26,667,266)
Change in unrealized appreciation or (depreciation)	29,278,714	(26,406,355)

Increase (Decrease) in Net Assets

Resulting From Operations	28,098,920	(44,505,189)

Distributions to shareholders from:
Net investment income	—	(9,120,285)
Net realized gain on investments	—	—
Total distributions	—	(9,120,285)

Capital share transactions:
Shares sold	24,775,112	49,967,224
Reinvestment of distributions	—	9,120,285
Shares redeemed	(15,293,307)	(49,223,458)
Total capital share transactions	9,481,805	9,864,051

Total Increase (Decrease) in Net Assets

	37,580,725	(43,761,423)

Net Assets

Beginning of period	310,369,257	354,130,680
End of period (including undistributed net investment income of $5,019,247 and $2,162,287, respectively)	$347,949,982	$310,369,257

Capital Share Activity

Shares sold	15,999,517	30,542,397
Reinvestment of distributions	—	6,072,094
Shares redeemed	(9,996,230)	(31,041,631)
Total capital share activity	6,003,287	5,572,860

See notes to financial statements.

Notes to Financial Statements

Note A — Significant Accounting Policies

General:  Calvert Social Balanced Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eighteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities’ market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements:  The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date, and Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

Foreign Currency Transactions:  The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian’s and transfer agent’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .425%, of the Portfolio’s average daily net assets. Under the terms of the agreement $177,038 was payable at period end.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio.  Under the terms of the agreement $78,959 was payable at period end.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $19,909 for the six months ended June 30, 2003. Under the terms of the agreement $3,889 was payable at period end. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director’s fees are allocated to each of the portfolios served.

Note C — Investment Activity

During the period, purchases and sales of investments, other than U.S. Government and short-term securities, were $250,787,058 and $230,037,154, respectively. U.S. Government security purchases were $494,684,744 and sales were $483,191,300.

The cost of investments owned at June 30, 2003 for federal income tax purposes was $344,023,099. Net unrealized depreciation aggregated $1,874,969, of which $21,071,583 related to appreciated securities and $22,946,552 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $18,841,483 and $21,480,988 at December 31, 2002 may be utilized to offset future capital gains until expiration in December 2009 and December 2010, respectively.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2003, purchase and sales transactions were $46,040,000 and $38,054,473, respectively. Net realized gains on sales transactions are $961,363.

Balanced Portfolio

Financial Highlights

	June 30, 2003	Periods Ended December 31, 2002	December 31, 2001
Net asset value, beginning	$1.500	$1.759	$2.003
Income from investment operations
Net investment income	.013	.042	.053
Net realized and unrealized gain (loss)	.122	(.256)	(.192)
Total from investment operations	.135	(.214)	(.139)
Distributions from
Net investment income	—	(.045)	(.070)
Net realized gains	—	—	(.035)
Total distributions	—	(.045)	(.105)
Total increase (decrease) in net asset value	.135	(.259)	(.244)
Net asset value, ending	$1.635	$1.500	$1.759

Total return*	9.00%	(12.15%)	(6.98%)
Ratios to average net assets:
Net investment income	1.79% (a)	2.57%	3.00%
Total expenses	.95% (a)	.91%	.88%
Expenses before offsets	.95% (a)	.91%	.88%
Net expenses	.94% (a)	.91%	.87%
Portfolio turnover	256%	552%	751%
Net assets, ending (in thousands)	$347,950	$310,369	$354,131

	December 31, 2000	Years Ended December 31, 1999	December 31, 1998
Net asset value, beginning	$2.168	$2.138	$1.982
Income from investment operations
Net investment income	.060	.051	.052
Net realized and unrealized gain (loss)	(.125)	.208	.271
Total from investment operations	(.065)	.259	.323
Distributions from
Net investment income	(.036)	(.052)	(0.52)
Net realized gains	(.064)	(.177)	(.115)
Total distributions	(.100)	(.229)	(.167)
Total increase (decrease) in net asset value	(.165)	.030	.156
Net asset value, ending	$2.003	$2.168	$2.138

Total return	(3.04%)	12.12%	16.33%
Ratios to average net assets:
Net investment income	3.09%	2.35%	2.66%
Total expenses	.88%	.89%	.87%
Expenses before offsets	.88%	.89%	.87%
Net expenses	.86%	.86%	.85%
Portfolio turnover	762%	619%	539%
Net assets, ending (in thousands)	$360,335	$349,313	$303,954

(a)        Annualized.

*          Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

Calvert Variable Series, Inc.

Calvert Social Equity Portfolio

Managed by Atlanta Capital Management Company, L.L.C.

Dear Investor:

Performance

During the reporting period, the Portfolio returned +9.12%,  trailing the S&P 500 index, which returned +11.75%,  and the Lipper VA Multi-Cap Core index, at +11.85%.

The Portfolio’s +9.12% return in the first half of 2003 more than made up the decline in the second half of 2002. When looked at over a full one-year period, the Portfolio gained +1.73%, which compares favorably with both of our benchmarks, the S&P 500 at +.25% and Lipper VA Multi-Cap Core Index at -1.24%.

Investment Climate

The “better times ahead” we anticipated in our January letter are here. In our opinion, the bear market is over. The bottom was marked on March 11 when the S&P “triple bottomed” and then began a convincing rise that now measures almost 25% off the low point.

The rebound off the bottom was led by depressed stocks, which tended to be lower quality, higher beta, and low priced. In fact, stocks with no earnings were the strongest- performing group in the market. We tend to invest only in high quality stocks with more stability in earnings and dividends, and they had not been quite so depressed and did not participate as much in the initial rally.

During the reporting period, all sectors rose, ranging from a 2% increase for the defensive Consumer Staples to 17% increases for Information Technology, Consumer Discretionary, and Utilities.

Portfolio Strategy

For the period

Performance of the Portfolio benefited about +0.4% from our sector strategy, primarily because we were overweighted in the best-performing sector, Information Technology, and underweighted in the worst-performing sector, Consumer Staples. Our overweighting in Health Care and Materials and underweighting in Consumer Discretionary modestly detracted from performance.

Offsetting our good sector strategy, stock selection detracted over 2% from relative performance during the first six months. There was only one torpedo, BJ’s Wholesale Club (down 40%), but disappointing earnings from many financial stocks, including Mellon, Hartford Financial, BB&T, Schwab, and Concord EFS, and from Johnson & Johnson and Schering Plough in the Health Care sector led to moderate declines in their stock prices. We also experienced tepid performance from high quality stocks like Microsoft, American International Group, AFLAC, Walgreen, and Emerson Electric. These holdings more than negated the excellent stock selection in the Technology and Staples sectors. Nine stocks increased more than 25% in the quarter, five of those in Technology, led by EMC up 70% and Sun Microsystems up 50%. Outside of Technology, Home Depot up 38% and Amgen up 36% were standouts.

With the volatility in the markets during the period, we were able to establish initial positions in a group of high quality growth companies at very reasonable prices. These include Bed Bath and Beyond, Walgreen, Synovus Financial, Microchip Technology, Illinois Tool Works, Kohl’s, and Health Management Associates. We eliminated companies in which our confidence waned in management’s ability to gain market share and deliver on past growth promises – Mellon, Hartford Financial, BJ’s Wholesale, and Freddie Mac, for example.

Going forward

We continue to search for companies well positioned for the better economy we foresee. The Portfolio is overweight in Information Technology and is underweight in Consumer Staples, Energy, and Utilities. We continue to like Health Care as a result of its above-average revenue growth, low valuations, and accelerating earnings.

Outlook

We are positive about the market outlook over the next year. The initial rebound is due for some digestion, so we would also expect some volatility in the near term, but we remain solidly in the camp of a better market in the intermediate term (six to 18 months).

Our optimism stems from our strategic work, which has identified a number of extreme deviations from long-term trends in the economy. These include interest rates at 45-year lows, record levels of fiscal stimulus, record levels of liquidity, and 50-year lows in capital spending relative to depreciation. Our optimism is also underwritten by reasonable valuations.

In our strategic work, we analyze the impact of the extremes and generally assume they will return to long-term trend lines. For instance, we expect growth in the economy to accelerate in the near term as the powerful tax cut stimulus combines with lower energy prices, continued mortgage refinancings (caused by low interest rates) and record liquidity to give consumers the impetus and ability to spend. The low interest rates have also allowed corporations to rebuild balance sheets, which should support an ongoing need to invest in technology. We believe strong technology replacement and investment cycles will soon be evident, leading to earnings surprises for many technology companies.

Our long-term work suggests that stocks are priced to perform well over the balance of the decade. The market has staged a convincing turnaround, and with the war over, the economy expanding, and corporate and Wall Street excesses in the process of being curtailed, we anticipate a better market environment. We are very positive about the Portfolio because it is full of high-quality, socially responsible companies that are gaining market share in their businesses and growing at above-average rates, yet selling at very reasonable valuations. We appreciate your investment in the Portfolio and look forward to future reports, which we hope will reflect the optimism we have forecast.

Sincerely,

Daniel W. Boone III

Atlanta Capital Management Company, L.L.C.

July 2003

* Calvert Social  Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Equity Portfolio. Performance of the two funds will differ.

CVS Calvert Social Equity Portfolio*

Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return

(period ended 6.30.03)

One year	1.73%
Since Inception (4.30.02)	(5.05%)

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.  Past performance does not indicate future results.

Equity Portfolio

Schedule of Investments

June 30, 2003

Equity Securities - 93.9%	Shares	Value

Banks - Major Regional - 3.5%

BB&T Corp.	2,300	$78,890
Synovus Financial Corp.	4,600	98,900
		177,790

Biotechnology - 2.9%

Amgen, Inc.*	2,200	147,356

Chemicals - 1.6%

Air Products & Chemicals, Inc.	2,000	83,200

Chemicals - Specialty - 0.9%

Ecolab, Inc.	1,800	46,080

Computers - Hardware - 4.5%

Dell Computer Corp.*	4,000	127,840
Sun Microsystems, Inc.*	22,700	104,420
		232,260

Computers - Networking - 2.8%

Cisco Systems, Inc.*	8,700	144,333

Computers - Peripherals - 2.2%

EMC Corp.*	10,950	114,646

Computers - Software & Services - 2.4%
Microsoft Corp.	4,780	122,416

Distributors - Food & Health - 1.6%

Performance Food Group Co.*	2,200	81,400

Electrical Equipment - 3.7%

Emerson Electric Co.	2,300	117,530
Molex, Inc.	3,100	71,855
		189,385

Electronics - Semiconductors - 4.0%

Intel Corp.	4,625	96,126
Microchip Technology, Inc.	4,400	107,800
		203,926

Financial - Diversified - 3.7%

American Express Co.	2,200	91,982
SEI Investments Co.	3,100	99,200
		191,182

Healthcare - Diversified - 1.6%

Johnson & Johnson	1,600	82,720

Healthcare - Drug - Major Pharmaceutical - 7.5%
Merck & Co., Inc.	2,200	133,210
Pfizer, Inc.	4,200	143,430
Schering-Plough Corp.	5,700	106,020
		382,660

Equity Securities - Cont’d	Shares	Value
Healthcare - Hospital Management - 1.9%
Health Management Associates, Inc.	5,400	$99,630

Healthcare - Managed Care - 2.8%

Wellpoint Health Networks, Inc.*	1,700	143,310

Healthcare - Medical Products & Supplies - 3.6%
Dentsply International, Inc.	2,100	85,890
Medtronic, Inc.	2,100	100,737
		186,627

Household Products - Non-Durable - 1.0%
Colgate-Palmolive Co.	900	52,155

Insurance - Life & Health - 1.5%

Aflac, Inc.	2,500	76,875

Insurance - Multi-Line - 2.6%

American International Group, Inc.	2,415	133,260

Investment Banking / Brokerage - 0.7%

Charles Schwab Corp.	3,500	35,315

Investment Management - 1.6%

Franklin Resources, Inc.	2,050	80,093

Machinery - Diversified - 1.8%

Dover Corp.	3,100	92,876

Manufacturing - Diversified - 2.6%

Illinois Tool Works, Inc.	1,500	98,775
Pentair, Inc.	900	35,154
		133,929

Manufacturing - Specialized - 1.3%

Aptargroup, Inc.	1,900	68,400

Natural Gas - 2.0%

Questar Corp.	3,100	103,757

Oil & Gas - Exploration & Production - 2.4%
EOG Resources, Inc.	2,900	121,336

Personal Care - 3.5%

Alberto-Culver Co.	1,900	94,582
Estee Lauder Co.'s, Inc.	2,500	83,825
		178,407

Restaurants - 1.8%

Brinker International, Inc.*	2,600	93,652

Retail - Building Supplies - 2.5%

Home Depot, Inc.	3,900	129,168

Retail - Department Stores - 2.1%

Kohls Corp.*	2,100	107,898

Retail - Discounters - 1.6%

Family Dollar Stores, Inc.	2,100	80,115

Equity Securities - Cont’d	Shares	Value

Retail - Drug Stores - 2.2%

Walgreen Co.	3,700	$111,370

Retail - Specialty - 1.7%

Bed Bath & Beyond, Inc.*	2,300	89,263

Services - Advertising / Marketing - 1.4%
Omnicom Group, Inc.	1,000	71,700

Services - Computer Systems - 1.8%

Sungard Data Systems, Inc.*	3,500	90,685

Services - Data Processing - 3.7%

Concord EFS, Inc.*	5,800	85,376
Fiserv, Inc.*	2,900	103,269
		188,645

Telephone - 2.9%

Alltel Corp.	3,100	149,482

Total Equity Securities (Cost $4,618,980)		4,817,302

TOTAL INVESTMENTS (Cost $4,618,980) - 93.9%		4,817,302
Other assets and liabilities, net - 6.1%		313,041

Net Assets - 100%

		$5,130,343

*     Non-income producing.

See notes to financial statements.

Equity Portfolio

Statement of Assets and Liabilities

June 30, 2003

Assets

Investments in securities, at value (Cost $4,618,980) - See accompanying schedule	$4,817,302
Cash	280,673
Receivable for investments sold	1,880
Receivable for shares sold	53,605
Interest and dividends receivable	4,628
Other assets	8
Total assets	5,158,096

Liabilities

Payable for securities purchased	14,869
Payable for shares redeemed	21
Payable to Calvert Asset Management Company, Inc.	3,422
Payable to Calvert Administrative Services Company	831
Payable to Calvert Shareholder Services, Inc.	20
Accrued expenses and other liabilities	8,590
Total liabilities	27,753
Net assets	$5,130,343

Net Assets Consist Of:
Par value and Paid-in capital applicable to 363,276 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$5,655,181

Undistributed net investment income	1,795
Accumulated net realized gain (loss) on investments	(724,955)
Net unrealized appreciation (depreciation) on investments	198,322

Net Assets

$5,130,343

Net Asset Value Per Share	$14.12

See notes to financial statements.

Equity Portfolio

Statement of Operations

Six Months ended June 30, 2003

Net Investment Income

Investment Income:
Interest income	$11
Dividend income	20,639
Total investment income	20,650

Expenses:
Investment advisory fee	9,637
Transfer agency fees and expenses	590
Directors’ fees and expenses	278
Administrative fees	3,855
Accounting fees	4,590
Custodian fees	9,983
Reports to shareholders	119
Professional fees	3,814
Miscellaneous	26
Total expenses	32,892
Reimbursement from Advisor	(12,562)
Fees paid indirectly	(648)
Net expenses	19,682

Net Investment Income

968

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(678,704)
Net increase from payments by affiliates due to investment restriction violations	91
(678,613)

Change in unrealized appreciation or (depreciation):	856,218

Net Realized and Unrealized Gain (Loss)	177,605

Increase (Decrease) in Net Assets
Resulting From Operations	$178,573

See notes to financial statements.

Equity Portfolio

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003	From Inception April 30, 2002 through December 31, 2002
Operations:
Net investment income	$968	$827
Net realized gain (loss)	(678,613)	(46,342)
Change in unrealized appreciation or (depreciation)	856,218	(328,465)

Increase (Decrease) in Net Assets

Resulting From Operations	178,573	(373,980)

Capital share transactions:
Shares sold	1,103,992	6,011,980
Shares issued from merger	1,885,530	—
Shares redeemed	(3,478,447)	(197,305)
Total capital share transactions	(488,925)	5,814,675

Total Increase (Decrease) in Net Assets

	(310,352)	5,440,695

Net Assets

Beginning of period	5,440,695	—
End of period (including undistributed net investment income of $1,795 and $827, respectively)	$5,130,343	$5,440,695

Capital Share Activity

Shares sold	83,951	435,557
Shares issued from merger	140,397	—
Shares redeemed	(281,366)	(15,263)
Total capital share activity	(57,018)	420,294

See notes to financial statements.

Notes to Financial Statements

Note A — Significant Accounting Policies

General:  Calvert Social Equity Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eighteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On May 2, 2003, the net assets of the Ohio National Fund, Inc., Social Awareness Portfolio merged into the Calvert Social Equity Portfolio. The merger was accomplished by a tax-free exchange of 140,397 shares of the Portfolio (valued at $1,885,530) for 344,269 shares of the Social Awareness Portfolio outstanding on May 2, 2003.  The Social Awareness Portfolio’s net assets as of May 2, 2003 including $329,431 of unrealized depreciation and $214,113 of net realized loss were combined with those of the Portfolio.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements:  The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian’s and transfer agent’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .50%, of the Portfolio’s average daily net assets.

The Advisor has agreed to limit annual portfolio operating expenses (net of expense offset arrangements) through April 30, 2004. Effective May 1, 2003, the contractual expense cap became 1.08%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items. For the six months ended June 30, 2003, the total of such expenses reimbursed was $12,562.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% based on the Portfolio’s annual average daily net assets.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $90 for the six months ended June 30, 2003. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director’s fees are allocated to each of the portfolios served.

During the period, a large redemption in the Portfolio resulted in an overdraft that violated the Portfolio’s fundamental investment restriction on borrowing, which limits borrowings up to 331/3% of the value of the Portfolio’s total assets. The overdraft resulted in a $91 charge to the Portfolio, which was fully reimbursed by the Advisor.

Note C — Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $2,329,067 and $4,795,662, respectively.

The cost of investments owned at June 30, 2003 for federal income tax purposes was $4,618,980. Net unrealized appreciation aggregated $198,322, of which $308,464 related to appreciated securities and $110,142 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $28,802 at December 31, 2002 may be utilized to offset future capital gains until expiration in December 2010.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions were made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2003, sales transactions were $2,786,636. Net realized losses on sales transactions are $345,720.

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund’s Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company (“the Bank”). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio’s average daily balance of these borrowings outstanding during the six months ended June 30, 2003 was $3,883 at a weighted average interest rate of 1.82%. The maximum amount of these borrowings outstanding during the six months ended June 30, 2003 was $231,115 during April 2003. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2003.

Equity Portfolio

Financial Highlights

Periods Ended

	June 30, 2003	December 31, 2002**

Net asset value, beginning

	$12.94	$15.00
Income from investment operations
Net realized and unrealized gain (loss)	1.18	(2.06)
Total from investment operations	1.18	(2.06)
Total increase (decrease) in net asset value	1.18	(2.06)

Net asset value, ending

	$14.12	$12.94

Total return*	9.12%	(13.73%)
Ratios to average net assets:
Net investment income (loss)	.05% (a)	.05% (a)
Total expenses	1.71% (a)	1.86% (a)
Expenses before offsets	1.05% (a)	1.05% (a)
Net expenses	1.02% (a)	.98% (a)
Portfolio turnover	59%	16%
Net assets, ending (in thousands)	$5,130	$5,441

(a)        Annualized

*          Total return is not annualized for periods less than one year.

**        From inception April 30, 2002.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

Calvert Variable Series, Inc.

Calvert Income Portfolio

Managed by Calvert Asset Management Company, Inc.

Dear Investor:

Performance

The Portfolio posted a return of +7.96% for the six-month period ending June 30, 2003, exceeding the return of the Lehman Aggregate Bond Index over the same time period by more than 400 basis points. The Portfolio’s overweighting of corporate bonds relative to the Index accounted for much of the outperformance during the period.

Investment Climate

The first half of 2003 was characterized by an explosive rally in the fixed income markets.  Treasury yields dropped to levels not seen for 50 years. In addition, non-Treasury bonds (corporates, agencies, asset-backed, etc.) rallied significantly relative to Treasuries. The main catalyst for these developments appears to have been the end of the war in Iraq.

In addition, the Fed lowered the Fed funds rate to 1%. As a result, we have seen significantly lower borrowing costs for both businesses and consumers. The real estate market has rallied strongly and continues to provide support for the rest of the economy.

Portfolio Strategy

We took advantage of our heavy corporate allocation, selling some of these bonds and replacing them with insured corporates and taxable municipals, a credit upgrade for the Fund. We continued to limit our exposure to lower credits by imposing a number of risk controls and reduced our exposure to interest rates by lowering portfolio duration.

Outlook

Because the economy continues to flounder and unemployment remains on the rise, we have chosen to maintain a defensive posture as we believe corporates are fair to fully priced. We do not expect a significant pick-up in the economy until 2004 at the earliest.

Sincerely,

Gregory Habeeb

Calvert Asset Management Company

July 2003

* Calvert Income Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Income Fund of the Calvert Fund. Performance of the two funds will differ.

CVS Calvert Income Portfolio*

Comparison of change in value of a hypothetical $10,000 investment.

|Average Annual Total Return

(period ended 6.30.03)

One year	14.28%
Since Inception	12.81%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Income Portfolio

Schedule of Investments

June 30, 2003

Corporate Bonds - 54.8%	Principal Amount	Value
American Airlines, Inc., 1.6475%, 9/23/07 (vi)	$237,092	$237,019
ASIF Global Financing:
1.36875%, 3/14/06 (v) (vi)	300,000	300,000
1.43%, 5/30/06 (v) (vi)	100,000	100,023
Atherton Franchisee Loan Funding, 6.72%, 8/15/10 (v)	182,078	182,749
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (v)	150,000	108,543
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (v)	100,000	115,218
Brascan Corp., 7.375%, 3/1/33	450,000	497,241
Captec Franchise Trust, 6.504%, 5/25/05 (v)	66,445	66,823
CIT Group, 2.79875%, 1/31/05 (vi)	400,000	403,836
Citibank Credit Card Issuance Trust, 4.15%, 7/7/17	250,000	249,975
Clear Channel Communications, Inc., 7.25%, 9/15/03	250,000	252,632
CNL Funding, 7.721%, 8/25/09 (v)	193,534	212,793
Conseco, Inc., 8.75%, 8/9/06 (v) (i)	200,000	104,000
Continental Airlines, Inc., 2.1575%, 12/6/07 (v) (vi)	150,000	150,148
Continental Cablevision, 8.625%, 8/15/03	100,000	100,010
Dana Corp., 7.00%, 3/15/28	100,000	88,000
Delta Air Lines, Inc., 2.07%, 1/25/08 (v) (vi)	148,185	148,185
FFCA Secured Lending Corp., 6.37%, 9/18/25 (v)	67,403	69,255
Finova Group, Inc., 7.50%, 11/15/09	830,000	361,050
First Republic Bank, 7.75%, 9/15/12	50,000	52,608
Ford Motor Co.:
7.45%, 7/16/31	100,000	92,673
7.40%, 11/1/46	400,000	349,740
Gap, Inc., 9.90%, 12/15/05	50,000	56,250
General Electric Capital Corp., 1.45125%, 5/12/06 (vi)	100,000	100,017
General Motors Acceptance Corp., 4.15%, 2/7/05	150,000	152,028
General Motors Corp., 8.375%, 7/15/33	400,000	393,904
Great Lakes Power, Inc., 8.30%, 3/1/05	250,000	269,232
Greater Bay Bancorp., 5.25%, 3/31/08 (v)	200,000	204,130
Hertz Corp., 1.82%, 8/13/04	100,000	96,000
Highwoods Properties, Inc., 6.75%, 12/1/03	100,000	101,505
HVB Funding Trust, 8.741%, 6/30/31 (v)	50,000	53,000
HVB Funding Trust III, 9.00%, 10/22/31 (v)	50,000	53,440
Ikon Receivables LLC, 1.42%, 12/15/07	250,000	250,615
Impac CMB Trust, 1.465%, 11/25/32 (vi)	293,880	294,524
Independence Community Bank, 3.50%, 6/20/13	100,000	98,536
ING Security Life Institutional Funding, 1.42875%, 4/28/05 (v) (vi)	100,000	99,976
Interpool Capital Trust:
7.35%, 8/1/07	30,000	29,700
9.875%, 2/15/27	500,000	420,000
Jefferies Group, Inc., 7.75%, 3/15/12	200,000	228,378
Leucadia National Corp., 7.00%, 8/15/13 (v)	50,000	50,146
Liberty Mutual Insurance Co., 7.697%, 10/15/97 (v)	200,000	149,184
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (ii) (v)	450,000	45,000
8.30%, 12/1/37 (iii) (v)	100,000	10,000
Mallinckrodt Inc., 6.00%, 10/15/03	200,000	202,000
Markel Capital Trust I, 8.71%, 1/1/46	265,000	265,716
New Valley Generation I, 7.299%, 3/15/19	1,246	1,477
Nortel Networks Corp., 4.25%, 9/1/08	325,000	278,083
PF Export Receivables Master Trust:
3.748%, 6/1/13 (v)	100,000	100,644
6.436%, 6/1/15 (v)	50,000	50,481

Corporate Bonds - Cont’d	Principal Amount	Value
Post Apartment Homes LP MFH Revenue, 7.25%, 10/1/03	$100,000	$101,076
QBE Insurance Group Ltd, 5.647%, 7/1/23 (v)	100,000	97,156
Raytheon Co., 5.70%, 11/1/03	100,000	101,157
Sears, Roebuck & Co. Acceptance Corp. VRDN, 3.18%, 2/25/04	100,000	100,000
Shopping Center Associates, 6.75%, 1/15/04 (v)	100,000	102,791
SLM Corp., Inc., 1.24%, 7/25/35 (v) (vi)	250,000	249,138
Sovereign Bancorp., Inc.:
10.20%, 6/30/05 (v)	271,096	310,258
12.18%, 6/30/20 (v)	99,315	148,974
Standard-Pacific Corp., 6.875%, 5/15/11 (v)	250,000	261,250
TIERS Trust, 8.45%, 12/1/17 (iv)	219,620	26,216
Toll Road Investment Partnership II, Zero Coupon Bonds, 2/15/26 (v)	325,000	82,461
Tyco International Group SA:
1.74875%, 7/30/03 (vi)	450,000	450,000
4.95%, 8/1/03	250,000	252,500
Unisys Corp., 6.875%, 3/15/10	25,000	26,000
William Street Funding Corp., 1.62%, 4/23/06 (v) (vi)	250,000	249,995

Total Corporate Bonds (Cost $10,855,459)		10,855,459

Taxable Municipal Obligations - 22.1%
Alameda California Corridor Transportation Authority Revenue Bonds, 6.50%, 10/1/19	250,000	293,107
Coos County, Oregon, 4.33%, 6/1/07	100,000	96,545
Denver City & County Colorado Discount Notes, 12/15/16	500,000	253,045
Indiana State Development Finance Authority Revenue VRDN, 1.64%, 9/1/16	895,000	895,000
New Jersey Economic Development Authority Revenue Discount Notes:
2/15/17	1,250,000	628,375
2/15/24	200,000	62,862
New Jersey State Turnpike Authority Revenue Bonds, 4.252%, 1/1/16	100,000	100,019
Oregon School Boards Association GO Discount Notes, 6/30/16	200,000	104,980
Philadelphia Pennsylvania IDA Pension Funding Discount Notes, 4/15/21	650,000	243,562
Phoenix Arizona IDA Revenue Bonds, 6.85%, 12/1/25	200,000	235,338
San Marcos California Redevelopment Agency MFH Revenue VRDN, 1.05%, 5/1/35	1,100,000	1,100,000
Westmoreland County Pennsylvania GO Bonds, 6.25%, 5/15/13	315,000	366,077

Total Taxable Municipal Obligations (Cost $3,279,612)		4,378,910

U.S. Government Agencies and Instrumentalities - 13.8%
Fannie Mae, 4.00%, 11/17/06	200,000	201,880
Federal Home Loan Bank Discount Notes, 7/1/03	2,500,000	2,500,000
Freddie Mac, 5.50%, 6/15/10	20,186	20,175

Total U.S. Government Agencies and Instrumentalities (Cost $2,723,603)		2,722,055

U.S. Treasury - 4.7%
U.S. Treasury Bonds, 5.375%, 2/15/31	115,000	129,519
U.S. Treasury Notes:
4.375%, 8/15/12	50,000	53,633
3.875%, 2/15/13	705,000	725,706
3.625%, 5/15/13	25,000	25,195

Total U.S. Treasury (Cost $914,744)		934,053

Equity Securities - 1.8%	Shares	Value
Allstream, Inc.:
Class A	60	$2,040
Class B	3,267	110,755
First Republic Capital Corp. (Preferred) (v)	200	200,500
Ford Motor Co Capital Trust II (Preferred) (v)	1,000	43,450

Total Equity Securities (Cost $310,474)		356,745

TOTAL INVESTMENTS (Cost $19,060,064) - 97.2%		19,247,222
Other assets and liabilities, net - 2.8%		552,959
Net Assets - 100%		$19,800,181

Abbreviations:

IDA: Industrial Development Authority

MFH: Multi-Family Housing

VRDN: Variable Rate Demand Note

(i)         Security is a defaulted security. As of June 30, 2003, accrued interest of $8,893 has been written off and purchased interest of $7,681 has been reported as an increase to the cost basis of the security.

(ii)        The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June and July 2003.  The June payment is now in default. Consequently, the Fund has written off $9,722 in accrued interest as of June 30, 2003.

(iii)        The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June and July 2003. The June payment is now in default.  Consequently, the Fund has written off $2,651 in accrued interest as of June 30, 2003.

(iv)       The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June and July 2003.  The June payment is now in default. Consequently, the Fund has written off $5,928 in accrued interest as of June 30, 2003.

(v)       Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(vi)       Adjustable rate security.

See notes to financial statements.

Income Portfolio

Statement of Assets and Liabilities

June 30, 2003

Assets

Investments in securities, at value (Cost $19,060,064) - See accompanying schedule	$19,247,222
Cash	190,508
Receivable for securities sold	1,740,935
Receivable for shares sold	72,207
Interest and dividends receivable	178,874
Other assets	48
Total assets	21,429,794

Liabilities

Payable for securities purchased	1,587,824
Payable for shares redeemed	19,546
Payable to Calvert Asset Management Company, Inc.	9,934
Payable to Calvert Administrative Services Company	4,830
Payable to Calvert Shareholder Sercives, Inc.	209
Accrued expenses and other liabilities	7,270
Total liabilities	1,629,613
Net assets	$19,800,181

Net Assets Consist Of:
Par value and Paid-in capital applicable to 1,186,494 shares of common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$18,073,751

Undistributed net investment income	534,505
Accumulated net realized gain (loss) on investments	1,004,767
Net unrealized appreciation (depreciation) on investments	187,158

Net Assets

$19,800,181

Net Asset Value Per Share	$16.69

See notes to financial statements.

Income Portfolio

Statement of Operations

Six Months Ended June 30, 2003

Net Investment Income

Investment Income:
Interest income	$410,223
Dividend income	6,062
Total investment income	416,285

Expenses:
Investment advisory fee	35,127
Transfer agency fees and expenses	2,626
Directors’ fees and expenses	1,227
Administrative fees	26,345
Accounting fees	6,125
Custodian fees	12,921
Reports to shareholders	412
Professional fees	4,687
Miscellaneous	130
Total expenses	89,600
Reimbursement from Advisor	(1,832)
Fees paid indirectly	(1,707)
Net expenses	86,061

Net Investment Income

330,224

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	751,911
Change in unrealized appreciation or (depreciation) on investments	311,947

Net Realized and Unrealized Gain (Loss)	1,063,858

Increase (Decrease) in Net Assets

Resulting From Operations	$1,394,082

See notes to financial statements.

Income Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2003	From Inception April 30, 2002 through December 31, 2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$330,224	$442,765
Net realized gain (loss)	751,911	505,319
Change in unrealized appreciation or (depreciation)	311,947	(124,789)

Increase (Decrease) in Net Assets
Resulting From Operations	1,394,082	823,295

Distributions to shareholders from:
Net investment income	—	(238,484)
Net realized gain	—	(252,463)
Total distributions	—	(490,947)

Capital share transactions:
Shares sold	4,914,076	17,797,828
Reinvestment of distributions	—	490,947
Shares redeemed	(1,690,823)	(3,438,277)
Total capital share transactions	3,223,253	14,850,498

Total Increase (Decrease) in Net Assets	4,617,335	15,182,846

Net Assets
Beginning of period	15,182,846	—
End of period (including undistributed net investment income of $534,505 and $204,281, respectively)	$19,800,181	$15,182,846

Capital Share Activity
Shares sold	309,573	1,175,046
Reinvestment of distributions	—	31,683
Shares redeemed	(105,239)	(224,569)
Total capital share activity	204,334	982,160

See notes to financial statements.

Notes to Financial Statements

Note A — Significant Accounting Policies

General:  Calvert Income Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of eighteen separate portfolios. The Portfolio commenced operations on April 30, 2002. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements:  The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian’s and transfer agent’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .40%, of the Portfolio’s average daily net assets.

The Advisor has agreed to limit annual portfolio operating expenses (net of expense offset arrangements) through April 30, 2004. The contractual expense cap is .98%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .30% based on the Portfolio’s annual average daily net assets.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $1,041 for the six months ended June 30, 2003.  National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director’s fees are allocated to each of the portfolios served.

Note C — Investment Activity

During the period, purchases and sales of investments, other than U.S. Government and short-term securities, were $61,870,042 and $59,078,302, respectively. U.S. Government security purchases and sales were $14,426,810 and $14,858,266, respectively.

The cost of investments owned at June 30, 2003 for federal income tax purposes was $19,078,134. Net unrealized appreciation aggregated $169,088, of which $679,479 related to appreciated securities and $510,391 related to depreciated securities.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically, short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions were made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2003, purchases and sales transactions were $1,930,000 and $2,195,000.

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund’s Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company (“the Bank”). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio’s average daily balance of these borrowings outstanding during the six months ended June 30, 2003 was $643 at a weighted average interest rate of 1.77%. The maximum amount of these borrowings outstanding during the six months ended June 30, 2003 was $81,617 during March 2003. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2003.

Income Portfolio

Financial Highlights

	Periods Ended
	June 30, 2003	December 31, 2002**

Net asset value, beginning

	$15.46	$15.00

Income from investment operations

Net investment income	.24	.58
Net realized and unrealized gain (loss)	.99	.41
Total from investment operations	1.23	.99
Distributions from:
Net investment income	—	(.26)
Net realized and unrealized gain (loss)	—	(.27)
Total from investment operations	—	(.53)
Total increase (decrease) in net asset value	1.23	.46

Net asset value, ending

	$16.69	$15.46

Total return*	7.96%	6.62%
Ratios to average net assets:
Net investment income (loss)	3.76% (a)	5.14% (a)
Total expenses	1.02% (a)	1.06% (a)
Expenses before offsets	1.00% (a)	1.00% (a)
Net expenses	.98% (a)	.98% (a)
Portfolio turnover	562%	788%
Net assets, ending (in thousands)	$19,800	$15,183

(a)        Annualized

*          Total return is not annualized for periods less than one year.

**        From inception April 30, 2002.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.   The expense ratio is a fund’s cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

CVS Ameritas Portfolios Report


Ameritas

Portfolios

Funds within Calvert Variable Series, Inc.

Semi-Annual Report

June 30, 2003

Semi Annual Report (Unaudited)
Ameritas Portfolios

Funds within Calvert Variable Series, Inc.

Semi-Annual Report, June 30, 2003

Table Of Contents

1                      Portfolio Manager Remarks

19                    Schedules of Investments

73                    Notes to Schedules of Investments

74                    Statements of Assets and Liabilities

78                    Statements of Operations

82                    Statements of Changes in Net Assets

93                    Notes to Financial Statements

98                    Financial Highlights

108                  Explanation of Financial Tables

Ameritas Growth Portfolio

Ameritas MidCap Growth Portfolio

Ameritas Income & Growth Portfolio

Portfolios within Calvert Variable Series, Inc.

Managed by Fred Alger Management, Inc.

A word from portfolio management:

Performance

Ameritas Growth

The Portfolio returned 16.97% during the six months ended June 30, 2003, versus an 11.75% return for S&P 500 Index and a 13.09% return for the Russell 1000 Growth Index.  The Lipper Large-Cap Growth Fund Index returned 11.76% over the same time period.

Ameritas MidCap Growth

The Portfolio returned 22.17% during the six months ended June 30, 2003, versus an 18.74% return for the Russell Mid-Cap Growth Index and a 12.41% return for the S&P MidCap 400 Index.  The Lipper Mid-Cap Growth Fund Index returned 15.78% over the same time period.

Ameritas Income & Growth

The Portfolio returned 13.16% during the six months ended June 30, 2003, versus an 11.75% return for S&P 500 Index and a 13.09% return for the Russell 1000 Growth Index.  The Lipper Large-Cap Growth Fund Index returned 11.76% over the same time period.

Markets & Investment Climate

The 2003 New Year brought with it an end to the positive momentum experienced throughout the fourth quarter of 2002.  With the U.S. trade deficit reaching record highs, industrial production on the decline and waning consumer sentiment, equity markets trended downward during the first month of the year.  The negative momentum continued into February.  Despite solid growth in the manufacturing sector and a substantial drop in unemployment, investors continued to sell, as fear about a potential war with Iraq began to trump economic fundamentals.  Fortunately, with the outbreak of war in March, markets reversed course and recouped some of the losses experienced in January and February.  Preferring war to the pre-combat uncertainty, investors pushed most indices higher during the final month of the quarter.  Mid and Large-Cap Growth Stocks lead the upturn.  Despite substantial market volatility throughout the period, the Federal Reserve decided against any further rate cuts during the first quarter of 2003.

The second quarter of 2003 sustained the positive momentum experienced at the end of the first quarter, with most equity indices moving substantially higher during the three-month period.  Reassured by the swift and decisive allied victory in Iraq and better-than expected first quarter profits, investors found good reason to get back into the market in April.  Stocks of all market capitalizations and styles surged higher during the first month of the quarter.  The positive trend continued into May.  Despite terrorist attacks in Saudi Arabia and Morocco as well as large trade deficits, investors chose to focus on rising consumer confidence and upbeat earnings outlooks from Tech giants like Computer Associates, IBM and Intuit.  Most equity indices moved higher during the one-month period, with small-cap growth stocks leading the way.  Markets continued to stay out of the red in June.  With a larger-than-expected jump in the index of leading economic indicators as well as a 25 basis point rate cute on June 25th, investors pushed stocks slightly higher during the final month of the quarter.

Investment Strategy

Ameritas Growth

During the first half of the year, the Portfolio benefited from solid security selection in the health care and information technology sectors in beating the S&P 500 benchmark.  Performance was further enhanced by an overweighting in the strong consumer discretionary sector and an underweighting in the relatively weak consumer staples sector.  At the stock level, positions in eBay Inc., Veritas Software Corp. and Yahoo! Inc. contributed most positively to portfolio performance during the six-month period.  Conversely, positions in General Dynamics Corp., Accenture Ltd. and Lockheed Martin Corp. detracted most from fund value.  As of June 30, 2003, the Portfolio remained well diversified, with health care, information technology and consumer discretionary representing the top three sectors.  The Portfolio held 62 stocks representing 99.6% of the $77.7 million in total net assets.

During the first half of the year, the management of the Portfolio remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks.  On the whole, management’s growth stock philosophy was of benefit during a period in which growth slightly outperformed value.

Ameritas MidCap Growth

During the first half of the year, the Portfolio benefited from solid security selection in the health care and consumer discretionary sectors in beating the Russell Mid-Cap Growth benchmark.  Performance was further enhanced by an overweighting in the strong information technology sector and an underweighting in the relatively weak consumer staples sector.  At the stock level, positions in Netflix Inc., Amdocs Ltd. and Yahoo! Inc. contributed most positively to portfolio performance during the six-month period.  Conversely, positions in LaBranche & Co. Inc., Pepsi Bottling Group Inc. and Transocean Inc. detracted most from fund value.  As of June 30, 2003, the Portfolio remained well diversified, with consumer discretionary, information technology and health care representing the top three sectors.  The Portfolio held 77 stocks representing 96.4% of the $63.0 million in total net assets.

During the first half of the year, the management of the Portfolio remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks.  On the whole, management’s growth stock philosophy was of benefit during a period in which growth slightly outperformed value.

Ameritas Income & Growth

During the first half of the year, the Portfolio benefited from solid security selection in the health care and information technology sectors in beating the S&P 500 benchmark.  Performance was further enhanced by an overweighting in the strong consumer discretionary sector and an underweighting in the relatively weak consumer staples sector.  At the stock level, positions in eBay Inc., Intel Corp. and Amgen Inc. contributed most positively to portfolio performance during the six-month period.  Conversely, positions in General Dynamics Corp., Travelers Property Causalty Corp. and TJX Cos. detracted most from fund value.  As of June 30, 2003, the Portfolio remained well diversified, with health care, information technology and consumer discretionary representing the top three sectors.  The Portfolio held 63 stocks representing 97.8% of the $41.0 million in total net assets.

During the first half of the year, the management of the Portfolio remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks.  On the whole, management’s growth stock philosophy was of benefit during a period in which growth slightly outperformed value.

Outlook

While bulls and bears continue to trade punches, we believe the market is changing. It is being defined not by bulls, bears, or even by sectors, but by companies with skilled management who adapt to current conditions and anticipate future trends. In short, we believe that we are entering a stock market that is led not by irrational punishment or reward, but by superior companies.  After more than five years in which the market was driven by sentiment, fear, euphoria, international crises, and momentum, that is a substantial shift.  The bull-versus-bear story makes for great tag lines on T.V. and in news stories, and it can be fun to indulge in the argument.  However, true fundamental investors care little about prognostications on the market as a whole; they focus on finding the best companies, one at a time; they focus on companies that are doing well in their industries and who have the management, products, and vision to lead.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts.  Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.  Should market conditions remain favorable, we expect that the Portfolios should outperform most of their peers and recoup much of the losses experienced over the past several years.

Growth Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

Average Annual Total Return

(period ended 6.30.03)

One year	(4.44%)
Since inception (11.1.99)	(10.28%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Income & Growth Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

Average Annual Total Return

(period ended 6.30.03)

One year	(4.54%)
Since inception (11.1.99)	(3.86%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Midcap Growth Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

Average Annual Total Return

(period ended 6.30.03)

One year	2.35%
Since inception (11.1.99)	2.38%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

The Portfolio changed its primary benchmark to the more correlated Russell Midcap Growth Index in September 2002.

Past performance does not indicate future results.

Ameritas Small Capitalization Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by John McStay Investment Counsel (JMIC)

A word from portfolio management:

Performance

The portfolio returned 15.28% year to date ended June 30, 2003, versus 19.33% return for the Russell 2000 Growth.

Markets & Investment Climate

The leaders of the mid-March to May rally were primarily lower quality stocks with small market capitalization, low stock price and low liquidity.   As the quarter progressed, quality growth stocks began showing signs of market leadership in favor of more speculative names.  The technology services sector continued its rally throughout the quarter.  Additionally, the transportation sector was among one of the best performers, and the 10-year Treasury rose slightly.  Conversely, the industrial services sector lagged the benchmark in performance during the quarter and the finance sector underperformed as interest rate spreads narrowed.

Your portfolio was favorably impacted during the first quarter by strong stock selections in the energy sector.  Additionally, the retail sector outperformed, aided by apparel stocks.  Weakness in the insurance broker industry and continued strength in small banks and REITs contributed to underperformance in the finance sector.  The healthcare technology sector also lagged during the first quarter because of unfavorable results in the biotechnology industry.

Investment Strategy

The Portfolio seeks to invest in quality smaller capitalization growth companies which exhibit proven business models and seasoned management teams.  Our Portfolio Management is team-based with 11 seasoned portfolio managers selecting stocks in 10-12 industries.  Each portfolio manager has extensive experience selecting stocks in his or her industry expertise and the team, in aggregate, has over 250 years of stock picking experience and over two decades of portfolio management experience.

Despite the tough economic times, we remain steadfast in our disciplines of seeking to identify superior growth companies that are attractively valued. We will avoid the investment trap of chasing stocks that are bouncing on false hopes. This temptation can create serious damage to performance. Our team of portfolio managers is dedicated to rigorously implementing our investment process and philosophy.

As you are aware, our process is based on identifying companies with strong and improving earnings.  Importantly, as the second quarter progressed, quality growth stocks, such as those in your portfolio, began showing signs of market leadership in favor of the more speculative names.  It should not be particularly surprising that the low quality, illiquid names initially outperformed.  History indicates that in an initial surge in stock prices coming off market bottoms, this is the rule rather than the exception.  As was pointed out in a First Albany report dated June 9, there have been ten post World War II bull markets.  In the initial year of a new bull market, low price stocks outperformed high grade stocks nine out of the ten times.

Lehman Brothers’ Small Cap Strategist James Furey recently dissected the Russell 2000 performance from the 1991 Gulf War bottom by its component stocks, grouped by market capitalization.   He was looking for clues about market leadership in the next several quarters. We think his findings are instructive.

The initial surge in 1991 looked remarkably like this year’s performance since the March 12 bottom.  Low quality, low priced, high beta, illiquid stocks did what they are apt to do over short periods -- they led the market in its initial bounce off its bottom, just prior to the commencement of the January 17, 1991 Gulf War.  The larger Russell 2000 component stocks, those with greater than $250 million capitalizations, initially lagged in 1991. The outperformance of the tiny caps slowed after one quarter and reversed after two quarters.  By 3Q’91, the illiquid names were underperforming and the larger capitalizations in the small cap universe were outperforming.  We concur with Furey’s opinion that this past is likely prologue.  As was the case in 1991, we believe stocks like those in your portfolio, which have also performed well off the market bottom, will do what they are apt to do -- outperform the market over the longer term as a result of their superior fundamentals and earnings growth.

Outlook

Economic growth has been slower than hoped for so far in 2003.  However, we feel help is on the way.  We are hopeful that the Tax Bill, although a scaled-down version of the original, will boost economic activity in the short run and will lead to sharp increases in after-tax income beginning this month.  As we look ahead to 2004, we expect economic growth, accompanied by slowly rising inflation and interest rates, and a dissipation of deflation fears that have plagued world markets.  If this scenario materializes, a market that has been characterized by fear of war, terrorism, recession, deflation, etc. should give way to optimism and positive market returns.

Our confidence that this market move has staying power is grounded in our ability to identify an increasing number of stocks to invest in for your portfolio.  As the bear market and recession wore on, we found it increasingly difficult to find quality growth stocks to invest in.  Over the past three years there were several intervening rallies that frustrated and confounded us because the stocks were making nice upward moves without growth in their underlying fundamentals.  The result of this was fewer new names coming into the portfolios and increased concentration of weightings among those already names in the portfolios.  Beginning at the end of 2002, our bottom up research process began to find an increasing number of companies that were seeing a return to growth.  As a result, over the past seven months, there has been a healthy flow of new names into your portfolio.

It feels good to have the wind at our back over the last several months rather than bucking the strong headwinds that had been blowing somewhat relentlessly in the investment arena for the last three years.  We expect the prevailing winds to remain favorable, fueled by economic growth, accelerating corporate profitability and increased investor optimism.

Small Capitalization Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

Average Annual Total Return

(period ended 6.30.03)

One year	(8.81%)
Since inception (11.1.99)	(16.98%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective November 2001.

Ameritas Emerging Growth Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Massachusetts Financial Services Company

A word from portfolio management:

Performance

For the six months ended June 30, 2003, the portfolio provided a total return of 15.94%. This return compares to a return of 13.49% over the same period for the portfolio’s benchmark, the Russell 3000 Growth Index (the Russell Index). The Russell Index measures the performance of U.S. growth stocks.

Markets & Investment Climate

During the first half of 2003, most investors enjoyed better results than they had experienced in several years. Nearly all asset classes showed positive performance for the period, and a second-quarter rally gave investors in U.S. as well as overseas stock markets their best quarter in many years.

Looking at the global economy, however, we did not see much hard evidence that economic factors — such as unemployment, consumer spending, or business investment had dramatically improved since the beginning of the year. In our view, the market rally seemed largely based on a combination of relief, hope, earnings improvement, and low interest rates: relief that both the Iraq situation and the SARS outbreak had been contained; hope for stronger economic numbers in the second half of 2003; first quarter corporate earnings reports that were somewhat stronger than expected; and interest rates so low that investors sought out riskier asset classes — such as stocks — that offered potentially higher returns.

Investment Strategy

Contributors to performance

Health care was the series’ strongest-performing sector over the six-month period. We were underweighted, relative to the Russell Index, in large-cap pharmaceutical firms because we felt their earnings growth was hindered by relatively weak pipelines of new drugs and by patent expirations on existing drugs — which opened the door for cheaper generic substitutions. Our strategy of underweighting large cap pharmaceutical firms helped relative performance as they generally underperformed other areas in the health care sector. Those firms generally did not offer the aggressive growth characteristics that we look for in this portfolio. That strategy helped results, as firms such as Johnson & Johnson, in which we were underweighted, declined over the period.

We overweighted other areas within health care that we felt offered more growth potential. That approach benefited results as specialty pharmaceutical, biotech, and health care services holdings performed relatively well. Stocks that helped performance included Teva Pharmaceutical, which specializes in generic drugs, and biotech firms Genzyme and Gilead Sciences. In the health care services area, pharmacy benefits managers (PBMs) Caremark Rx and Express Scripts did well. PBMs are firms that manage employee drug benefits to help employers control health care costs.

Stock selection and an overweighted position also led to strong results in the leisure sector. Relative to our benchmark, our best-performing holding in this area was satellite broadcaster EchoStar, which grew its customer base, lowered the cost of adding new subscribers, and decreased customer turnover. Cendant’s stock did well as the firm’s various travel-related businesses rebounded when fighting in Iraq subsided.

Another area of strength was the utilities and communications sector, where Crown Castle International and American Tower Systems, two firms that rent antenna towers to cellular telephone companies, performed strongly. Although these tower firms had seen their share prices plunge with the bursting of the telecom bubble, our research indicated that their businesses still had long-term potential, and our belief in these out-of-favor firms was rewarded over the period.

In addition, a cash settlement from a class-action lawsuit contributed to performance over the period. The series was a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The series had owned both HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the portfolio suffered losses on Cendant stock in 1998.

Detractors from performance

In the industrial goods and services sector, our positions in Lockheed Martin and Northrop Grumman held back performance as those stocks declined over the period. Stock selection among retailers was also negative for performance. Bad weather, high gas prices, and tough year-over-year sales comparisons set back a host of companies in this group, including Nordstrom, which we sold during the period, as well as Office Depot and Kohl’s.

In the technology sector, our position in software firm PeopleSoft declined in value despite Oracle’s offer to acquire the company at a premium and other factors that looked positive to us: a healthy balance sheet and a strong competitive position. We sold our PeopleSoft position before period-end. In addition, not owning semiconductor manufacturer Intel hurt relative performance, as the bellwether technology stock climbed during the second-quarter 2003 rally. In the consumer staples sector, our holding in Pepsi Bottling Group also hurt performance.

Emerging Growth Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

Average Annual Total Return

(period ended 6.30.03)

One year	0.22%
Since inception (11.1.99)	(13.91%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Ameritas Research Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Massachusetts Financial Services Company

A word from portfolio management:

Performance

For the six months ended June 30, 2003, the series provided a total return of 10.25% . This return compares with a return of 11.75% over the same period for the series’ benchmark, the Standard & Poor’s 500 Stock Index (S&P 500). The S&P 500 is a commonly used measure of the broad stock market.

Markets & Investment Climate

In the first half of 2003, most investors enjoyed a better six-month period than they had seen in several years as nearly all asset classes showed positive performance. A second-quarter rally gave investors in both U.S. and overseas stock markets their best quarter in many years as the pessimism that pervaded markets in late 2002 and early 2003 appeared to dissipate.

Looking at the global economy, however, we did not see much hard evidence that economic factors — such as unemployment, consumer spending, or business investment — had dramatically improved since the beginning of the year. In our view, the market rally seemed largely based on a combination of relief, hope, earnings improvement, and low interest rates: relief that both the Iraq situation and the SARS outbreak had been contained; hope for stronger economic numbers in the second half of 2003; first quarter corporate earnings reports that were somewhat stronger than expected; and interest rates so low that investors sought out riskier asset classes — such as stocks — that offered potentially higher returns.

Investment Strategy

Key contributors to performance

Health care and retailing were the two strongest-performing sectors for the series. Holdings in biotechnology companies performed well for the period. For example, Genentech stock rose significantly on unexpectedly positive data from a drug in its pipeline and approval of several new drugs. These events dramatically improved investors’ perceptions of the company’s future growth potential, in our view. And, Genzyme rose when it became apparent that the company would be introducing two enzyme replacement therapies for the treatment of certain genetic disorders.

Standouts among retail holdings included Home Depot and Target. As the period began, Home Depot’s stock price was significantly depressed because of weak comparable store sales and concerns about management’s ability to execute its business strategy. However, sales thus far in 2003 exceeded many analysts’ low expectations helped, in part, by strength in its appliance sales and the company’s exclusive arrangement with lawn care equipment manufacturer John Deere.

In addition, a cash settlement from a class-action lawsuit contributed to performance over the period. The portfolio was a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The portfolio had owned HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the portfolio had suffered losses on Cendant stock in 1998.

Detractors from performance

Technology and basic materials were the two sectors that detracted the most from fund performance. Our underweighting in technology stocks compared to the S&P 500 hurt relative performance as the technology sector rallied. We maintained an underweighted position because our analysts felt, and continued to feel at the end of the period, that technology valuations in general were a bit high and that few stocks in the sector had compelling fundamentals (business factors such as earnings and cash flow growth).

In the basic materials sector, Syngenta and Smurfit-Stone Container were two holdings that detracted from performance. Stock in Swiss agricultural chemical firm Syngenta stumbled in February after helping portfolio performance in earlier periods. Company earnings were hurt by competition that put pressure on prices, higher pension fund costs, and a rising euro that lowered the value of U.S. sales when converted back into euros.

Research Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

Average Annual Total Return

(period ended 6.30.03)

One year	(2.66%)
Since inception (11.1.99)	(8.78%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Ameritas Growth With Income Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Massachusetts Financial Services Company

A word from portfolio management:

Performance

For the six months ended June 30, 2003, the series provided a total return of 9.07%. This return compares with a return of 11.75% for the account’s benchmark, the Standard & Poor’s 500 Stock Index. The S&P 500 is a commonly used measure of the broad U.S. stock market.

Markets & Investment Climate

More positive market environment

Most investors enjoyed better results during the first six months of 2003 than they had in 2002. Nearly all asset classes showed positive performance. A second-quarter rally gave investors in U.S. and overseas stock markets their best quarter in many years.

Looking at the global economy, however, we did not see much hard evidence that economic factors — such as unemployment, consumer spending, or business investment — had dramatically improved since the beginning of the year. In our view, the market rally seemed largely based on a combination of relief that the Iraqi situation was contained, hope for a stronger economy and earnings improvement in the first quarter, and low interest rates.

Investment Strategy

Detractors from performance

Although the series generated solid positive returns, it underperformed its benchmark. The three weakest sectors for the portfolio were financial services, technology, and leisure stocks.

The series was underweighted in financial services throughout the period, particularly in the bank and credit stocks as well as the insurance industry. The series’ small position in J.P. Morgan and not owning Capital One, which were among the strongest performers in the group for the period, negatively impacted portfolio performance.

We shifted holdings from Freddie Mac (Federal Home Loan Mortgage Corporation) to Fannie Mae (Federal National Mortgage Association) early in the second quarter of 2003 before Freddie Mac announced the resignations of its top three executives. These actions caused the stocks of both Freddie Mac and Fannie Mae to drop dramatically. The portfolio weathered this event better than if we had not made the shift, but performance was affected by the negative stock reaction to investor perceptions that political and regulatory risk had increased for both companies.

The series was underweighted in insurance stocks; however, our stock selection in this group was disappointing, particularly the fund’s ownership of Hartford Insurance, Chubb, and Unumprovident. The stock prices of these companies had declined because they had to increase their liability reserves to cover potential claims. However, when each company announced separately that they were going to issue stock to raise the necessary cash, the stock prices for each company rebounded.

  The series was underweighted in technology stocks for the past six months and that hurt performance relative to the series’ benchmark. Many of the stocks we didn’t own, such as eBay and Yahoo, and Intel, in which we had a small position, turned out to be among the best performers for the period. We believed that other opportunities were more attractive and carried less risk to investors.

The leisure sector detracted from results as the print and publishing sector, a large overweight for the portfolio, underperformed the market. Companies such as Gannett, New York Times, and Tribune were all hurt by the impact on advertising from the war with Iraq and sluggish demand for help wanted ads.

Solid returns from selected securities

The series benefited from strong performance from a wide variety of selected securities such as Genentech, Home Depot, Analog Devices, and VERITAS. Genentech stock rose on unexpectedly positive data from a developmental drug for colorectal cancer and approval of several new drugs. Home Depot’s sales thus far in 2003 exceeded many analysts’ low expectations. Sales were helped, in part, by the company’s exclusive arrangement with lawn care equipment manufacturer John Deere and strength in its appliance sales.

The stock price of VERITAS, a data storage technology company, benefited from the rally in technology stocks, and rose further as investors began to detect signs of improvement in some of the company’s balance sheet metrics. Semiconductor company Analog Devices is a very high quality firm that many investors believe is well-positioned to benefit from an economic recovery.

Growth With Income Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

Average Annual Total Return

(period ended 6.30.03)

One year	(2.73%)
Since inception (11.1.99)	(7.61%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Ameritas Index 500 Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by SSgA Funds Management

A word from portfolio management:

Index & Portfolio Performance

The Portfolio returned 11.64% versus an 11.75% return for the S&P 500 Index during the six-month period ending June 30.

The equity markets were blessed with some well-needed relief in the second quarter of the year following a difficult beginning to 2003.  While some economic uncertainty remains with mixed data, the markets have responded favorably to fiscal stimulus in the form of a tax package, monetary stimulus from a rate cut, reduced geopolitical concerns (although much work remains in Iraq despite a quick war), and overall less investor risk aversion.  The S&P 500 Index gained 15.39% in the second quarter.  The Portfolio performed in line with tracking error expectations.

All ten economic sectors in the S&P 500 posted gains during the second quarter, and are in positive territory at the end of the first half of the year.  For the quarter, every sector except for energy posted double-digit returns.  The biggest contributors to the S&P 500’s return for the six months ended June 30, 2003 were financials and information technology.

For the past six months, the best performing companies (measured by their contribution to the Index’s return) were GE, Citigroup and Intel.  The worst contributors for the quarter were AIG, SBC Communications and AT&T.

Outlook

While the signs remain somewhat tentative, it appears the recovery is finally taking hold.  The key will now be the trajectory of the recovery in earnings.  After three years of consistent cost reduction, we expect profits to be remarkably resilient with only a modest improvement in revenues. As evidence of a sustainable earnings recovery and a modest rebound in capital expenditures mounts, we expect stock prices to continue to recover as well.  Persistent deflation, which has a negative impact on corporate profits continues to be a real, though declining risk which has been reduced by the multi-year build up of fiscal and monetary stimulation.

Index 500 Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

Average Annual Total Return

(period ended 6.30.03)

One year	0.08%
Since inception (11.1.99)	(7.78%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 11.30.99.

Past performance does not indicate future results.

Ameritas Money Market Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Calvert Asset Management Company, Inc.

A word from portfolio management:

Performance

For the six-month period ended June 30, 2003, Portfolio shares returned 0.55%, versus 0.37% for the Lipper Variable Annuity Money Market Funds Average.

Markets & Investment Climate

The US economy stumbled through the first half of 2003. In the first quarter, the buildup to war with Iraq dampened already weak activity and the economy grew only 1.4%. Over the first half of the year, the unemployment rate increased 0.4 percentage point and reached a new cycle high of 6.4% in June. While the underpinnings of the economy are improving, economic growth appears sluggish, remaining below potential. A stalled job market, weak business and consumer spending, and a still-struggling manufacturing sector are all contributing to sub-trend growth.

Investment Strategy

With our expectation that the Federal Reserve would cut rates to stimulate the economy, we targeted an average days-to-maturity around that of our peer group. To do so, we balanced our short-term purchases with purchases of government agency securities in the twelve to thirteen month range. Our short-term purchases focused on weekly variable-rate demand notes, which should reset quickly when the Federal Reserve begins to raise rates. At the same time, our purchases of longer government agencies should protect portfolio yield if the Federal Reserve remains on the sidelines for an extended period.

Outlook

Although the economic outlook remains cloudy, encouraging signs include improvement in consumer confidence, better corporate earnings, and Federal Reserve inspired stock and credit-market rallies. Record-low mortgage rates have kept the housing market strong and Federal tax cuts should provide some stimulus to the economy.

In a continuing effort to ensure the country avoids falling toward recession or deflation, the Federal Reserve cut rates for a thirteenth time in June. At that time, Federal Reserve Chairman Greenspan stated the Federal Reserve will "lean over backwards" to avoid “corrosive” deflation.

It’s our view that the probability of the worst sort of deflation in the U.S. is low. However, the Federal Reserve position makes clear it will keep short-term interest rates low. A cardinal rule in the bond market is not to fight the Federal Reserve. Although we remain watchful for the next bear market, interest rates should remain at levels last seen during the Eisenhower and Kennedy years.

Money Market Portfolio

Average Annual Total Return

(period ended 6.30.03)

One year	1.34%
Since inception (10.29.99)	3.67%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Ameritas Select Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Harris Associates

A word from portfolio management:

Performance

The portfolio returned 12.52% for the semi-annual period ending June 30, 2003.  This compares to the Russell Midcap Value Index, which returned 13.11% for the same period.

Markets & Investment Climate

During the first half of 2003, we saw two periods of stock market activity—fear and rally.

In the first quarter, fear and uncertainty related to the war in Iraq and the economy caused investors to turn away from stocks.  From mid-March to early June, the market rallied, as there was a quick end to the major fighting in Iraq.  Stocks gained momentum during the second quarter as much of corporate America reported better-than-expected first quarter profits.  Additionally, there was a cut in interest rates and a $350 billion tax-cut package from the federal government.

Despite this recent market rally, many investors distrust the economic recovery.  In fact, for at least the past year, the tone of most newspaper headlines has been downright gloomy— implying recession, deflation, and financial stress.  But just below the headlines lurk the facts—the U.S. economy likely just recorded its seventh consecutive quarter of GDP growth, averaging 2.6% annually.  Real after-tax personal income has shown similar growth, and corporate profits are up as well.  Productivity growth over the past 18 months is at record levels.  However, unemployment is up, and many wonder whether today’s housing boom could become tomorrow’s bust and impetus for significant economic weakness.

We are rarely comfortable volunteering economic predictions.  As noted above, however, we are struck by the wide gulf between the headlines and the facts.  Notably, there has been no economic downturn since the end of 2001.  It appears to us that a weaker economy over the next few quarters is a low-probability wager.

Stock valuations appear reasonable to us, thanks in part to the substantial efforts many companies have made to restructure, cut costs, and boost productivity. Very cheap stocks are harder to find than they were a few months ago, but over time, the market’s inevitable volatility has a tendency to unmask value. Our goal is to take advantage of those opportunities. Many growth companies that were once too pricey for disciplined value investors—companies with good balance sheets and better-than-average prospects—now fit into the strict parameters we favor. Thus far, this strategy has benefited the portfolio and we are optimistic that it will continue.

Investment Strategy

Currently, the portfolio holds 20 securities across a variety of industries.  During the first half of 2003, we initiated positions in Bristol Myers Squibb Company, Marriott International Inc., and TJX Companies.  Bristol Myers Squibb Company (BMY) is a diversified worldwide health and personal care company that manufactures medicines and other products.  The company's products include therapies for various diseases and disorders, consumer medicines, wound management, nutritional supplements, infant formulas, and hair and skin care products.  We believe this company is a good long-term prospect with its improving new drug pipeline.

Marriott International (MAR) is a worldwide operator and franchiser of hotels and senior living communities, as well as a provider of food distribution services. The company franchises lodging facilities and vacation timesharing resorts under various brand-names. Marriott's senior living communities include independent living, assisted living, and skilled nursing care.  We believe the company has great brands, solid strategic direction, and sound financials.

TJX Companies (TJX) retails off-price apparel and home fashions. The company currently operates T.J. Maxx, Marshall’s, HomeGoods, and A.J. Wright stores in the United States. TJX also operates Winners stores in Canada and T.K. Maxx stores in Europe.  We took advantage of a weak retail environment to purchase what we believe is a solid company.

We eliminated Electronic Data Systems and Waste Management Inc. from the portfolio because of the availability of what we believe are more attractive investment opportunities.

Guidant Corporation, Omnicare Inc., and Liberty Media had a positive impact on performance during the period.  Guidant Corporation, which develops and manufactures devices for the treatment of cardiovascular and vascular disease, continued to benefit from the strong demand for their current devices and the prospect of these devices entering a rapidly-growing drug-coated stent market.  Helped by positive demographic trends, cost containment, strong earnings comparisons, and little economic sensitivity, Omincare’s performance was strong during the quarter.  We believe the strong positive trends will continue into the future.  Liberty Media is a leader in satellite and cable programming.  Recognition of the underlying value of these assets began to overshadow the uncertainty surrounding the AOL Internet service.

J.C. Penney and Novell Inc. had a negative impact on performance during the period.  Weakness in retail stocks due to declining consumer sentiment, slow economic conditions, and weather pushed the stock price of J.C. Penney down.  However, in our opinion, Allen Questrom’s turnaround of the company continues to be successful and we believe this company is attractively valued.

While weak during the period, we believe that continued focus on new product areas, strong cost controls, and a general rebound in technology stocks, should help Novell’s stock price move higher.

Outlook

The market had a significant run since spring, and it would not be surprising to see a cooling-off period. Such a development might be healthy for the portfolio, as it would allow us to purchase additional undervalued stocks. In the meantime, the direction of the economy appears positive.

Select Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

Average Annual Total Return

(period ended 6.30.03)

One year	2.90%
Since inception (1.2.01)	5.78%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 1.31.01.

Past performance does not indicate future results.

Ameritas Small Company Equity Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by David L. Babson & Company

A word from portfolio management:

Performance

During the semi-annual period ended June 30, 2003, the Portfolio generated positive returns of 14.61%.  However, the Portfolio did underperform its benchmark, the Russell 2000 Index, which returned 17.88% over the same time period.

Markets & Investment Climate

The semi-annual period was really a tale of two markets.  During the beginning of the period, equity performance rotated around war with Iraq and featured an atmosphere of uncertainty that affected all market components.  With the war in Iraq over, however, the second quarter of 2003 saw equity markets surge.  Performance for small companies led the way during this period as evidenced by the Russell 2000 Index’s return of 23.42% for the quarter. This represented the largest quarterly gain for the Russell 2000 Index since the first quarter of 1991. We believe this could signal a strengthening of economic fundamentals, as small cap stocks are often the first capitalization segment to benefit from economic recovery.

The stock market benefited during the second half of the semi-annual period from a return to investor interest in equities, as investors generally favored companies with low stock prices and high-risk characteristics. The performance leaders for industry groups in the NASDAQ Index during this period were biotechnology and telecommunications, two groups that share little aside from a speculative nature.

Investment Strategy

During the performance period the Portfolio’s underperformance relative to the benchmark can be largely attributed to a performance pattern that heavily favored the market components that, to date, have exhibited the weakest fundamentals and highest risk profiles.  This worked against the portfolio’s strategy of seeking competitively positioned companies with sustainable, long-term growth potential.  On a stock selection basis, the portfolio’s leading areas of detraction were the technology, utility and consumer discretionary sectors.  In technology and utilities, the portfolio fell victim to the “exceptional performance for unexceptional companies” phenomenon that dominated market results during the second half of the period.  In consumer discretionary, the portfolio’s holdings added value, but failed to advance as briskly as the market.  Areas of favorable results were financial services, health care and producer durables.  Stock selection was highly favorable in each area led by several strong health care and financial names.

Outlook

In spite of our cautionary views on the more speculative sectors of the stock market that have advanced considerably in 2003, we currently have a fairly optimistic view on the economy and the stock market for the second half of 2003 and 2004. We expect the economy to pick up some gradual momentum in the second half of the year, driven by the massive amounts of monetary stimulus present today and the fiscal stimulus coming from Washington in 2004. However, the market is at lofty valuations already and we are cautious regarding the sustainability of a recovery. As bottom-up stock pickers, we will continue to search for attractively valued companies with superior business advantages.

Small Company Equity Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

Average Annual Total Return

(period ended 6.30.03)

One year	(0.13%)
Since inception (1.2.01)	14.67%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 1.31.01.

Past performance does not indicate future results.

Income & Growth Portfolio

Schedule of Investments

June 30, 2003

Equity Securities - 97.8%	Shares	Value
Air Freight - 1.0%
United Parcel Service, Inc. (Class B)	6,500	$414,050

Banks - Major Regional - 3.1%

Fifth Third Bancorp.	7,800	447,252
Mellon Financial Corp.	29,500	818,625
		1,265,877

Banks - Regional - 1.4%

UCBH Holdings, Inc.	19,700	564,996

Beverages - Alcoholic - 1.1%

Constellation Brands, Inc.*	14,700	461,580

Biotechnology - 3.6%

Amgen, Inc.*	13,000	870,740
Genentech, Inc.*	8,600	620,232
		1,490,972

Communications Equipment - 4.3%

General Motors Corp. - Hughes Electronics Corp. (Class H)*	43,800	561,078
Lucent Technologies, Inc.*	222,700	452,081
Nokia OYJ (ADR)	46,650	766,460
		1,779,619

Computers - Hardware - 2.0%

Dell, Inc.*	25,165	804,273

Computers - Networking - 3.1%

Cisco Systems, Inc.*	75,750	1,256,693

Computers - Software & Services - 10.4%

eBay, Inc.*	10,000	1,041,800
Microsoft Corp.	64,150	1,642,882
Oracle Corp.*	32,000	384,640
Peoplesoft, Inc.*	12,400	218,116
Synopsys, Inc.*	7,700	476,245
Veritas Software Corp.*	16,800	481,656
		4,245,339

Consumer Finance - 0.8%

Countrywide Credit Industries, Inc.	5,000	347,850

Distributors - Food & Health - 0.5%

Kraft Foods, Inc.	6,100	198,555

Electrical Equipment - 2.0%

General Electric Co.	28,025	803,757

Electronics - Semiconductors - 4.0%

Analog Devices, Inc.*	6,300	219,366
Intel Corp.	47,500	987,240
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)*	45,000	453,600
		1,660,206

Equity Securities - Cont’d	Shares	Value

Entertainment - 2.5%

Viacom, Inc. (Class B)*	13,850	$604,691
Walt Disney Co.	21,000	414,750
		1,019,441

Equipment - Semiconductors - 0.5%

KLA-Tencor Corp.*	4,500	209,205

Financial - Diversified - 3.4%

Citigroup, Inc.	23,450	1,003,660
Morgan Stanley	9,550	408,262
		1,411,922

Foods - 1.2%

McCormick & Co., Inc.	11,700	318,240
William Wrigley Jr. Co.	3,500	196,805
		515,045

Healthcare - Diversified - 9.1%

Abbott Laboratories, Inc.	25,200	1,102,752
Bristol-Myers Squibb Co.	37,050	1,005,907
Johnson & Johnson	15,600	806,520
Wyeth	17,625	802,819
		3,717,998

Healthcare - Drug - Generic, Other - 0.8%

Barr Laboratories, Inc.*	5,050	330,775

Healthcare - Drug - Major Pharmaceutical - 4.7%
AstraZeneca plc (ADR)	7,050	287,429
Merck & Co., Inc.	13,500	817,425
Pfizer, Inc.	24,503	836,777
		1,941,631

Healthcare - Managed Care - 3.7%

Aetna, Inc.	13,300	800,660
UnitedHealth Group, Inc.	14,230	715,057
		1,515,717

Healthcare - Medical Products & Supplies - 2.7%
Boston Scientific Corp.*	18,500	1,130,350

Insurance - Life & Health - 1.0%

Lincoln National Corp.	11,800	420,434

Insurance - Multi-Line - 1.5%

American International Group, Inc.	10,850	598,703

Insurance - Property & Casualty - 1.4%

Travelers Property Casualty Corp.	36,300	577,170

Investment Management - 1.1%

Affiliated Managers Group, Inc.*	7,250	441,888

Manufacturing - Diversified - 2.8%

Tyco International Ltd.	60,050	1,139,749

Oil - International Integrated - 2.0%
ChevronTexaco Corp.	11,100	801,420

Equity Securities - Cont’d	Shares	Value
Oil & Gas - Drilling & Equipment - 1.4%
Halliburton Co.	8,400	$193,200
Smith International, Inc.*	10,000	367,400
		560,600

Oil & Gas - Exploration & Production - 2.0%

Devon Energy Corp.	15,075	805,005

Personal Care - 1.0%

Alberto-Culver Co. (Class B)	8,050	411,355

Retail - Building Supplies - 2.1%

Home Depot, Inc.	25,500	844,560

Retail - Computers & Electronics - 1.2%

Best Buy Co., Inc.*	11,200	491,904

Retail - Drug Stores - 0.9%

Walgreen Co.	12,600	379,260

Retail - General Merchandise - 4.1%

Target Corp.	18,300	692,472
Wal-Mart Stores, Inc.	18,400	987,528
		1,680,000

Retail - Home Shopping - 1.0%

Amazon.Com, Inc.*	11,650	425,108

Retail - Specialty Apparel  - 3.4%

Gap, Inc.	38,200	716,632
Limited Brands	43,850	679,675
		1,396,307

Services - Data Processing - 1.0%
Concord EFS, Inc.*	26,850	395,232

Telecommunications - Cell / Wireless - 1.9%

Vodafone Group plc (ADR)	38,900	764,385

Telephone - 2.1%

Verizon Communications, Inc.	21,700	856,065

Total Equity Securities (Cost $36,506,969)		40,074,996

	Principal Amount
U.S. Government Agencies and Instrumentalities - 1.5%
Fannie Mae Discount Notes, 7/25/03	$150,000	149,920
Federal Home Loan Bank Discount Notes:
7/17/03	200,000	199,922
7/28/03	250,000	249,829

Total U.S. Government Agencies and Instrumentalities (Cost $599,671)		599,671

TOTAL INVESTMENTS (Cost $37,106,640) - 99.3%		40,674,667
Other assets and liabilities, net - 0.7%		282,799
Net Assets - 100%		$40,957,466

See notes to schedules of investments and notes to financial statements.

Growth Portfolio

Schedule of Investments

June 30, 2003

Equity Securities - 99.6%	Shares	Value

Air Freight - 1.5%

FedEx Corp.	6,400	$396,992
United Parcel Service, Inc. (Class B)	12,300	783,510
		1,180,502

Banks - Major Regional - 2.0%

Mellon Financial Corp.	56,100	1,556,775

Biotechnology - 5.9%

Amgen, Inc.*	24,678	1,652,932
Genentech, Inc.*	19,100	1,377,492
Genzyme Corp - General Division *	16,450	687,610
Gilead Sciences, Inc.*	9,950	553,021
Idec Pharmaceuticals Corp.*	10,100	343,400
		4,614,455

Broadcast - Television, Radio, & Cable - 1.2%

InterActiveCorp*	23,500	929,895

Communications Equipment - 4.5%

General Motors Corp. - Hughes Electronics Corp. (Class H)*	90,000	1,152,900
Lucent Technologies, Inc.*	421,400	855,442
Nokia OYJ (ADR)	90,850	1,492,665
		3,501,007

Computers - Hardware - 3.2%

Dell, Inc.*	59,170	1,891,073
Sun Microsystems, Inc.*	124,300	571,780
		2,462,853

Computers - Networking - 3.1%

Cisco Systems, Inc.*	144,650	2,399,744

Computers - Peripherals - 1.0%

EMC Corp.*	75,000	785,250

Computers - Software & Services - 13.0%

eBay, Inc.*	18,975	1,976,815
Microsoft Corp.	121,350	3,107,774
Oracle Corp.*	105,800	1,271,716
Peoplesoft, Inc.*	23,000	404,570
Synopsys, Inc.*	19,950	1,233,908
Veritas Software Corp.*	41,900	1,201,273
Yahoo, Inc.*	28,800	943,488
		10,139,544

Consumer Finance - 0.9%

Countrywide Financial Corp.	10,400	723,528

Electrical Equipment - 2.4%

General Electric Co.	65,100	1,867,068

Equity Securities - Cont’d	Shares	Value

Electronics - Semiconductors - 5.4%

Altera Corp.*	24,600	$403,440
Analog Devices, Inc.*	11,900	414,358
Intel Corp.	100,450	2,087,753
Linear Technology Corp.	10,750	346,258
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)*	96,652	974,252
		4,226,061

Entertainment - 4.7%

Netflix, Inc.*	27,750	709,013
Viacom, Inc. (Class B)*	40,650	1,774,779
Walt Disney Co.	59,000	1,165,250
		3,649,042

Equipment - Semiconductors - 0.5%

KLA-Tencor Corp.*	8,500	395,165

Financial - Diversified - 2.6%

Citigroup, Inc.	46,750	2,000,900

Healthcare - Diversified - 10.0%

Abbott Laboratories, Inc.	47,775	2,090,634
Bristol-Myers Squibb Co.	70,400	1,911,360
Johnson & Johnson	43,850	2,267,045
Wyeth	33,450	1,523,648
		7,792,687

Healthcare - Drug - Generic, Other - 0.8%

Barr Laboratories, Inc.*	9,550	625,525

Healthcare - Drug - Major Pharmaceutical - 6.4%
Alcon, Inc.	18,500	845,450
AstraZeneca plc (ADR)	13,400	546,318
Merck & Co., Inc.	25,700	1,556,135
Pfizer, Inc.	47,100	1,608,465
Teva Pharmaceutical Industries Ltd.	7,200	409,896
		4,966,264

Healthcare - Managed Care - 3.7%

Aetna, Inc.	25,400	1,529,080
UnitedHealth Group, Inc.	27,000	1,356,750
		2,885,830

Healthcare - Medical Products & Supplies - 3.2%
Boston Scientific Corp.*	35,275	2,155,302
Zimmer Holdings, Inc.*	6,900	310,845
		2,466,147

Insurance - Multi-Line - 2.0%

American International Group, Inc.	27,425	1,513,312

Insurance - Property & Casualty - 1.5%

Travelers Property Casualty Corp.*	72,500	1,152,750

Investment Management - 1.1%

Affiliated Managers Group, Inc.*	13,850	844,157

Manufacturing - Diversified - 2.8%

Tyco International Ltd.	112,700	2,139,046

Equity Securities - Cont’d

	Shares	Value
Oil & Gas - Drilling & Equipment - 0.7%
BJ Services Co.*	14,450	$539,852

Oil & Gas - Exploration  & Production - 2.4%

Devon Energy Corp.	35,375	1,889,025

Retail - Building Supplies - 2.0%

Home Depot, Inc.	47,850	1,584,792

Retail - Computers & Electronics - 2.1%

Best Buy Co., Inc.*	36,600	1,607,472

Retail - General Merchandise - 2.5%

Wal-Mart Stores, Inc.	35,950	1,929,436

Retail - Home Shopping - 1.0%

Amazon.Com, Inc.*	22,050	804,604

Retail - Specialty Apparel  - 2.6%

Gap, Inc.	106,900	2,005,444

Services - Data Processing - 1.0%

Concord EFS, Inc.*	50,800	747,776

Telecommunications - Cell / Wireless - 1.9%

Vodafone Group plc (ADR)	76,700	1,507,155

Total Equity Securities (Cost $68,061,356)		77,433,063

U.S. Government Agencies and Instrumentalities - 0.3%	Principal Amount
Federal Home Loan Mortgage Discount Notes, 7/28/03	$200,000	199,856

Total U.S. Government Agencies and Instrumentalities (Cost $199,856)		199,856

TOTAL INVESTMENTS (Cost $68,261,212) - 99.9%		77,632,919
Other assets and liabilities, net - 0.1%		108,630

Net Assets - 100%

		$77,741,549

See notes to schedules of investments and notes to financial statements.

Small Capitalization Portfolio

Schedule of Investments

June 30, 2003

Equity Securities - 95.3%	Shares	Value

Broadcast - Television, Radio, & Cable - 4.1%

Cumulus Media, Inc.*	26,600	$503,538
Entercom Communications Corp.*	7,200	352,872
Lin TV Corp.*	13,000	306,150
Radio One, Inc. (Class D)*	15,900	282,543
		1,445,103

Communications Equipment - 4.8%

Adtran, Inc.*	3,300	168,366
j2 Global Communications, Inc.*	1,900	87,362
NetScreen Technologies, Inc.*	19,500	439,725
SafeNet, Inc.*	15,600	436,488
Westell Technologies, Inc.*	39,000	337,350
Wireless Facilities, Inc.*	19,200	228,480
		1,697,771

Computers - Hardware - 0.6%

Extreme Networks, Inc.*	37,600	199,280

Computers - Peripherals - 3.7%

Fargo Electronics, Inc.*	15,500	150,815
Hutchinson Technology, Inc.*	11,900	391,391
Lexar Media, Inc.*	39,400	375,876
Overland Storage, Inc.*	19,400	394,596
		1,312,678

Computers - Software & Services - 6.2%

Avid Technology, Inc.*	5,900	206,913
CCC Information Services Group, Inc.*	23,400	339,300
Documentum, Inc.*	4,100	80,647
Earthlink, Inc.*	32,800	258,792
Hyperion Solutions Corp.*	5,600	189,056
Micromuse, Inc.*	18,900	151,011
Packeteer, Inc.*	11,000	171,270
THQ, Inc.*	6,600	118,800
United Online, Inc.*	19,300	489,062
Verint Systems, Inc.*	7,500	190,575
		2,195,426

Containers & Packaging - Metal & Glass - 0.7%
Mobile Mini, Inc.*	14,800	241,684

Electrical Equipment - 1.3%

Flir Systems, Inc.*	14,800	446,220

Electronics - Component Distribution - 0.6%

O2Micro International Ltd.*	13,300	214,263

Electronics - Semiconductors - 5.1%

Benchmark Electronics, Inc.*	19,200	590,592
Centillium Communications, Inc.*	23,500	232,885
Integrated Circuit Systems, Inc.*	19,200	603,456
Omnivision Technologies, Inc.*	5,600	174,720
Silicon Laboratories, Inc.*	7,600	202,464
		1,804,117

Equity Securities - Cont’d

	Shares	Value
Financial - Diversified - 0.3%
ProAssurance Corp.*	3,900	$105,261

Footwear - 0.6%

Steven Madden Ltd.*	9,400	205,296

Gaming, Lottery, & Parimutual - 0.6%

Station Casinos, Inc.*	7,900	199,475

Healthcare - Diversified - 0.2%

Martek Biosciences Corp.*	1,500	64,410

Healthcare - Drug - Generic, Other - 0.5%

Medicis Pharmaceutical Corp.	2,900	164,430

Healthcare - Drug - Major Pharmaceutical - 7.6%
Able Laboratories, Inc.*	20,500	405,900
American Pharmaceutical Partners, Inc.*	4,700	159,330
Celgene Corp.*	12,100	367,840
Eon Labs, Inc.*	7,100	249,565
KV Pharmaceutical Co.*	23,000	639,400
Ligand Pharmaceuticals, Inc. (Class B)*	8,100	110,079
Pharmaceutical Resources, Inc.*	7,800	379,548
SICOR, Inc.*	9,200	187,128
Taro Pharmaceuticals Industries*	3,500	192,080
		2,690,870

Healthcare - Longterm Care - 3.7%

Beverly Enterprises, Inc.*	87,000	304,500
Odyssey Healthcare, Inc.*	15,350	567,950
United Surgical Partners International, Inc.*	18,700	422,433
		1,294,883

Healthcare - Managed Care - 0.6%

AmSurg Corp.*	6,400	195,200

Healthcare - Medical Products & Supplies - 8.9%
Advanced Neuromodulation Systems, Inc.*	15,600	807,612
Aspect Medical Systems, Inc.*	29,100	214,758
Closure Medical Corp.*	15,400	290,752
Cooper Co's, Inc.	10,700	372,039
CTI Molecular Imaging, Inc.*	18,800	355,508
Gen-Probe, Inc.*	5,200	212,524
ICU Medical, Inc.*	5,000	155,750
Merit Medical Systems, Inc.*	10,500	209,790
Possis Medical, Inc.*	11,600	159,152
Resmed, Inc.*	9,600	376,320
		3,154,205

Healthcare - Special Services - 2.7%

AdvancePCS*	15,800	604,034
Advisory Board Co.*	9,000	364,680
		968,714

Homebuilding - 1.5%

Hovnanian Enterprises, Inc.*	8,800	518,760

Insurance - Life & Health  - 0.5%

AMERIGROUP Corp.*	5,000	186,000

Equity Securities - Cont’d

	Shares	Value
Investment Banking / Brokerage - 2.5%
Jefferies Group, Inc.	10,100	$502,879
Raymond James Financial, Inc.	11,686	386,222
		889,101

Manufacturing - Diversified - 2.0%

Alliance Gaming Corp.*	22,600	427,366
VistaCare, Inc.*	11,700	284,427
		711,793

Manufacturing - Specialized - 1.4%

FMC Technologies, Inc.*	22,700	477,835

Metals Mining - 1.2%

Massey Energy Co.	31,600	415,540

Office Equipment & Supplies - 1.9%

Moore Wallace, Inc.*	22,200	325,896
NAM TAI Electronics, Inc.	7,800	330,720
		656,616

Oil - Domestic Integrated - 2.3%

Encore Acquisition Co.*	42,000	804,300

Oil & Gas - Drilling & Equipment - 3.4%

Grant Prideco, Inc.*	72,200	848,350
National-Oilwell, Inc.*	16,200	356,400
		1,204,750

Oil & Gas - Exploration  & Production - 4.3%

Pogo Producing Co.	24,500	1,047,375
Quicksilver Resources, Inc.*	20,300	486,185
		1,533,560

Photography / Imaging - 0.5%

Zebra Technologies Corp.*	2,400	180,456

Restaurants - 1.3%

PF Chang's China Bistro, Inc.*	9,100	447,811

Retail - Apparel / Shoe - 0.9%

AnnTaylor Stores Corp.*	11,300	327,135

Retail - Specialty - 2.0%

Guitar Center, Inc.*	15,200	440,800
Pier 1 Imports, Inc.	13,700	279,480
		720,280

Services - Advertising / Marketing - 0.6%

Harris Interactive, Inc.*	30,400	200,336

Services - Commercial & Consumer - 8.0%

Bright Horizons Family Solutions, Inc.*	10,900	365,804
Corinthian Colleges, Inc.*	4,900	237,993
Corporate Executive Board Co.*	12,800	522,496
Getty Images, Inc.*	8,700	359,310
Interdigital Communications Corp.*	8,100	189,297
ITT Educational Services, Inc.*	12,900	377,325
Strayer Education, Inc.	9,600	762,720
		2,814,945

Equity Securities - Cont’d	Shares	Value
Services - Computer Systems - 0.6%
Digital River, Inc.*	11,700	$225,810

Services - Data Processing - 2.5%

Alliance Data Systems Corp.*	22,300	521,820
Checkfree Corp.*	12,500	348,000
		869,820

Services - Facility - 0.7%

Tetra Tech, Inc.*	14,600	250,098

Telecommunications - Cell / Wireless - 0.6%

American Tower Corp.*	24,900	220,365

Textiles - Apparel - 0.8%

Quiksilver, Inc.*	16,700	275,383

Truckers - 1.3%

Knight Transportation, Inc.*	7,800	194,220
Landstar System, Inc.*	4,200	263,970
		458,190

Waste Management - 1.7%

Stericycle, Inc.*	15,800	607,984

Total Equity Securities (Cost $27,789,209)		33,596,154

TOTAL INVESTMENTS (Cost $27,789,209) - 95.3%		33,596,154
Other assets and liabilities, net - 4.7%		1,665,036

Net Assets - 100%

		$35,261,190

See notes to schedules of investments and notes to financial statements.

Midcap Growth Portfolio

Schedule of Investments

June 30, 2003

Equity Securities - 96.4%	Shares	Value
Banks - Major Regional - 0.8%
Synovus Financial Corp.	24,600	$528,900

Beverages - Alcoholic - 1.2%
Constellation Brands, Inc.*	24,100	756,740

Biotechnology - 4.3%
Genzyme Corp - General Division*	15,250	637,450
Gilead Sciences, Inc.*	23,050	1,281,119
Idec Pharmaceuticals Corp.*	24,050	817,700
		2,736,269

Broadcast - Television, Radio, & Cable - 5.5%
Cablevision Systems Corp.*	59,850	1,242,486
Entercom Communications Corp.*	16,580	812,586
Tivo, Inc.*	15,900	196,365
XM Satellite Radio Holdings, Inc.*	108,600	1,200,030
		3,451,467

Communications Equipment - 5.0%
Advanced Fibre Communications, Inc.*	38,800	631,276
Comverse Technology, Inc.*	66,900	1,005,507
L-3 Communications Holdings, Inc.*	13,410	583,201
Tellabs, Inc.*	139,200	914,544
		3,134,528

Computers - Networking - 0.4%
Network Appliance, Inc.*	17,150	278,002

Computers - Software & Services - 15.7%
Amdocs Ltd.*	76,450	1,834,800
BEA Systems, Inc.*	82,800	899,208
Fair, Isaac & Co., Inc.	16,100	828,345
Intuit, Inc.*	6,750	300,577
Leapfrog Enterprises, Inc.*	40,150	1,277,172
Legato Systems, Inc.*	85,400	716,506
Peoplesoft, Inc.*	65,500	1,152,145
Synopsys, Inc.*	21,075	1,303,489
VeriSign, Inc.*	43,200	597,456
Yahoo, Inc.*	29,850	977,886
		9,887,584

Consumer Finance - 1.0%
Countrywide Credit Industries, Inc.	9,100	633,087

Electrical Equipment - 1.0%
Flextronics International, Ltd.*	57,700	599,503

Electronics - Component Distribution - 1.2%
W.W. Grainger, Inc.	15,610	729,924

Equity Securities - Cont’d	Shares	Value
Electronics - Semiconductors - 3.6%
Altera Corp.*	57,550	$943,820
Broadcom Corp.*	12,400	308,884
Fairchild Semiconductor International, Inc.*	36,350	464,916
Intersil Corp.*	19,650	522,886
		2,240,506

Entertainment - 4.1%
NetFlix, Inc.*	88,800	2,268,840
Pixar, Inc.*	5,200	316,368
		2,585,208

Equipment - Semiconductors - 0.8%
Photronics, Inc.*	30,200	526,990

Gaming, Lottery, & Parimutual - 1.5%
MGM MIRAGE, Inc.*	26,850	917,733

Healthcare - Drug - Generic, Other - 4.7%
Barr Laboratories, Inc.*	18,100	1,185,550
Mylan Laboratories, Inc.	15,225	529,373
Watson Pharmaceutical, Inc.*	30,200	1,219,174
		2,934,097

Healthcare - Drug - Major Pharmaceutical - 2.1%
Allergan, Inc.	17,400	1,341,540

Healthcare - Managed Care - 4.0%
Aetna, Inc.	28,350	1,706,670
Anthem, Inc.*	10,650	821,647
		2,528,317

Healthcare - Medical Products & Supplies - 2.9%
Centerpulse Ltd. (ADR)	11,200	302,400
Varian Medical Systems, Inc.*	21,350	1,229,120
Zimmer Holdings, Inc.*	6,965	313,773
		1,845,293

Healthcare - Special Services - 2.9%
Laboratory Corp. of America Holdings, Inc.*	9,600	289,440
Omnicare, Inc.	46,250	1,562,788
		1,852,228

Homebuilding - 0.2%
DR Horton, Inc.	5,600	157,360

Insurance - Life & Health - 0.7%
Lincoln National Corp.	13,200	470,316

Insurance - Multi-Line - 1.2%
Willis Group Holdings Ltd.	24,275	746,456

Insurance - Property & Casualty - 1.0%
WR Berkley Corp.	12,250	645,575

Investment Banking / Brokerage - 1.0%
E*trade Group, Inc.*	77,700	660,450

Investment Management - 2.5%
Affiliated Managers Group, Inc.*	25,936	1,580,799

Equity Securities - Cont’d	Shares	Value
Leisure Time - Products - 1.0%
International Speedway Corp.	16,300	$644,013

Manufacturing - Diversified - 1.7%
Alliance Gaming Corp.*	40,350	763,018
Thermo Electron Corp.*	14,150	297,433
		1,060,451

Oil & Gas - Drilling & Equipment - 2.2%
BJ Services Co.*	14,275	533,314
Cooper Cameron Corp.*	17,230	868,047
		1,401,361

Oil & Gas - Exploration & Production - 2.1%
EOG Resources, Inc.	32,050	1,340,972

Oil & Gas - Refining & Marketing - 0.7%
Valero Energy Corp.	12,400	450,492

Publishing - Newspapers - 1.1%
McClatchy Co.	11,400	656,868

Restaurants - 0.9%

Starbucks Corp.*	22,600	554,152

Retail - Apparel / Shoe - 1.2%
AnnTaylor Stores Corp.*	25,800	746,910

Retail - Building Supplies - 1.3%
Tractor Supply Co.*	17,050	814,138

Retail - Computers & Electronics - 1.6%
Best Buy Co., Inc.*	23,050	1,012,356

Retail - Food Chains - 0.8%
Whole Foods Market, Inc.*	11,000	522,830

Retail - Home Shopping - 1.9%
Amazon.Com, Inc.*	32,700	1,193,223

Retail - Specialty - 2.8%
Advance Auto Parts*	10,900	663,810
Barnes & Noble, Inc.*	20,800	479,440
Petsmart, Inc.*	17,850	297,560
Williams-Sonoma, Inc.*	10,500	306,600
		1,747,410

Retail - Specialty Apparel - 1.2%
Abercrombie and Fitch Co.*	10,900	309,669
Urban Outfitters, Inc.*	12,200	437,980
		747,649

Services - Commercial & Consumer - 2.2%
Corinthian Colleges, Inc.*	28,350	1,376,959

Services - Computer Systems - 0.8%
Sungard Data Systems, Inc.*	18,150	470,267

Services - Data Processing - 2.6%
Bisys Group, Inc.*	89,425	1,642,737

Equity Securities - Cont’d	Shares	Value
Telecommunications - Cell / Wireless - 0.5%
Nextel Communications, Inc.*	18,450	$333,576

Textiles - Apparel - 0.5%
Jones Apparel Group, Inc.*	10,800	316,008

Total Equity Securities (Cost $51,382,460)		60,801,244

U.S. Government Agencies and Instrumentalities - 4.7%	Principal Amount
Fannie Mae Discount Notes, 7/25/03	$150,000	149,920
Federal Home Loan Bank Discount Notes:
7/2/03	100,000	99,997
7/28/03	1,000,000	999,317
Freddie Mac Discount Notes:
7/8/03	400,000	399,916
7/15/03	300,000	299,888
7/28/03	1,000,000	999,280

Total U.S. Government Agencies and Instrumentalities (Cost $2,948,318)		2,948,318

TOTAL INVESTMENTS (Cost $54,330,778) - 101.1%		63,749,562
Other assets and liabilities, net - (1.1%)		(715,004)
Net Assets - 100%		$63,034,558

See notes to schedules of investments and notes to financial statements.

Emerging Growth Portfolio

Schedule of Investments

June 30, 2003

Equity Securities - 96.4%	Shares	Value
Aerospace / Defense - 1.5%
Alliant Techsystems, Inc.*	1,970	$102,263
Lockheed Martin Corp.	5,200	247,364
Northrop Grumman Corp.	1,610	138,927
		488,554

Agricultural Products - 0.1%
Archer-Daniels-Midland Co.	1,600	20,592

Air Freight - 0.4%

Expeditors International Washington, Inc.	2,660	92,142
FedEx Corp.	800	49,624
		141,766

Airlines - 0.4%

JetBlue Airways Corp.*	3,200	135,328

Automobiles - 0.7%
Bayerische Motoren Werke AG (EUR)	6,270	241,604

Banks - Major Regional - 0.4%
Mellon Financial Corp.	3,300	91,575
Northern Trust Corp.	800	33,432
		125,007

Banks - Regional - 0.4%
Banknorth Group, Inc.	2,460	62,779
First Tennessee National Corp.	1,470	64,548
		127,327

Beverages - Non-alcoholic - 1.2%
Pepsi Bottling Group, Inc.	910	18,218
Pepsico, Inc.	8,760	389,820
		408,038

Biotechnology - 4.8%
Amgen, Inc.*	9,110	610,188
Biogen, Inc.*	1,900	72,200
Genentech, Inc.*	900	64,908
Genzyme Corp - General Division*	7,230	302,214
Gilead Sciences, Inc.*	3,700	205,646
Idec Pharmaceuticals Corp.*	3,400	115,600
InterMune, Inc.*	850	13,694
Invitrogen Corp.*	2,300	88,251
Medimmune, Inc.*	3,250	118,202
		1,590,903

Broadcast - Television, Radio, & Cable - 7.3%
Clear Channel Communications, Inc.*	7,790	330,218
Comcast Corp. Class A*	2,800	84,504
Comcast Corp. Special Class A*	8,740	251,974
COX Communications, Inc.*	4,440	141,636
Echostar Communications Corp.*	18,040	624,545
Entercom Communications Corp.*	4,170	204,372
Hearst-Argyle Television, Inc.*	2,440	63,196
Hispanic Broadcasting Corp.*	1,070	27,231

Equity Securities - Cont’d	Shares	Value
Broadcast - Television, Radio, & Cable - Cont’d
InterActiveCorp*	6,110	$241,773
Liberty Media Corp.*	13,940	161,146
Lin TV Corp.*	900	21,195
Univision Communications, Inc.*	1,990	60,496
Westwood One, Inc.*	6,520	221,224
		2,433,510

Chemicals - 1.2%

Novartis AG (CHF)	5,530	219,302
Praxair, Inc.	2,990	179,699
		399,001

Communications Equipment - 1.4%
Adtran, Inc.*	2,530	129,081
Advanced Fibre Communications, Inc.*	3,420	55,643
Agere Systems, Inc. (Class B)*	27,800	63,940
Crown Castle International Corp.*	18,720	145,454
Scientific-Atlanta, Inc.	2,900	69,136
		463,254

Computers - Hardware - 2.8%
Apple Computer, Inc.*	2,800	53,536
Dell, Inc.*	12,280	392,469
Hewlett-Packard Co.	7,320	155,916
International Business Machines Corp.	3,990	329,175
		931,096

Computers - Networking - 1.4%
Cisco Systems, Inc.*	27,850	462,032

Computers - Peripherals - 0.3%
Lexmark International, Inc.*	810	57,324
Seagate Technology	2,700	47,655
		104,979

Computers - Software & Services - 8.5%
Affiliated Computer Services, Inc.*	3,280	149,994
Amdocs Ltd.*	9,400	225,600
BEA Systems, Inc.*	7,580	82,319
BearingPoint, Inc.*	4,500	43,425
Business Objects S.A. (ADR)*	2,750	60,362
eBay, Inc.*	950	98,971
Mercury Interactive Corp.*	1,120	43,243
Microsoft Corp.	27,690	709,141
Network Associates, Inc.*	11,550	146,454
Oracle Corp.*	24,400	293,288
SAP AG (ADR)	5,440	158,957
SAP AG (EUR)	400	47,252
Symantec Corp.*	3,110	136,405
Veritas Software Corp.*	19,570	561,072
WebMD Corp.*	3,500	37,905
Yahoo, Inc.*	2,520	82,555
		2,876,943

Distributors - Food & Health - 1.1%
AmerisourceBergen Corp.	3,460	239,951
Sysco Corp.	4,760	142,990
		382,941

Equity Securities - Cont’d	Shares	Value
Electrical Equipment - 0.7%
General Electric Co.	4,880	$139,958
Rockwell Automation, Inc.	4,200	100,128
		240,086

Electronics - Instrument - 0.5%
Waters Corp.*	6,200	180,606

Electronics - Semiconductors - 3.5%
Altera Corp.*	9,660	158,424
Analog Devices, Inc.*	11,405	397,122
Linear Technology Corp.	3,220	103,716
Maxim Integrated Products, Inc.	3,470	118,639
Microchip Technology, Inc.	8,560	209,720
STMicroelectronics N.V.	5,600	116,424
Texas Instruments, Inc.	1,600	28,160
Xilinx, Inc.*	1,500	37,965
		1,170,170

Entertainment - 2.4%
AOL Time Warner, Inc.*	7,930	127,594
Fox Entertainment Group, Inc.*	1,490	42,882
Royal Caribbean Cruises Ltd.	3,300	76,428
Viacom, Inc. (Class B)*	10,470	457,120
Walt Disney Co.	5,220	103,095
		807,119

Equipment - Semiconductors - 1.0%
ASML Holding NV*	4,660	44,550
Lam Research Corp.*	2,300	41,883
Novellus Systems, Inc.*	7,020	257,079
		343,512

Financial - Diversified - 3.7%
American Express Co.	1,020	42,646
Citigroup, Inc.	9,036	386,741
Fannie Mae	4,290	289,318
Freddie Mac	2,120	107,632
Goldman Sachs Group, Inc.	2,865	239,944
SLM Corp.	4,410	172,740
		1,239,020

Foods - 0.3%

Hershey Foods Corp.	1,250	87,075

Gaming, Lottery, & Parimutual - 0.5%
MGM Mirage*	4,850	165,773

Healthcare - Diversified - 1.4%
Abbott Laboratories, Inc.	7,190	314,634
Johnson & Johnson	1,400	72,380
Wyeth	2,000	91,100
		478,114

Healthcare - Drug - Generic, Other - 1.1%
ICN Pharmaceuticals, Inc.	4,550	76,258
Medicis Pharmaceutical Corp.	2,350	133,245
Mylan Laboratories	3,110	108,135
Watson Pharmaceutical, Inc.*	1,230	49,655
		367,293

Equity Securities - Cont’d	Shares	Value
Healthcare - Drug - Major Pharmaceutical - 3.6%
Alcon, Inc.	1,140	$52,098
AstraZeneca plc (GBP)	1,900	76,314
Celgene Corp.	1,570	47,728
Forest Laboratories, Inc.*	4,110	225,023
Icos Corp.*	900	33,075
Pfizer, Inc.	5,900	201,485
Schering-Plough Corp.	11,360	211,296
SICOR, Inc.*	2,660	54,104
Teva Pharmaceutical Industries (ADR)	5,500	313,115
		1,214,238

Healthcare - Hospital Management - 0.9%
Health Management Associates, Inc.	10,360	191,142
Tenet Healthcare Corp.*	10,920	127,218
		318,360

Healthcare - Managed Care - 2.0%
Aetna, Inc.	2,750	165,550
Express Scripts, Inc.*	4,610	314,448
Wellpoint Health Networks, Inc.*	2,230	187,989
		667,987

Healthcare - Medical Products & Supplies - 3.0%
Advanced Medical Optics, Inc.*	248	4,228
Affymetrix, Inc.*	900	17,739
Apogent Technologies, Inc.*	4,870	97,400
Baxter International, Inc.	1,100	28,600
Boston Scientific Corp.*	2,010	122,811
Cytyc Corp.*	11,540	121,401
Dentsply International, Inc.	4,110	168,099
Guidant Corp.	3,270	145,155
Medtronic, Inc.	4,520	216,824
St. Jude Medical, Inc.*	300	17,250
Varian Medical Systems, Inc.*	880	50,662
		990,169

Healthcare - Special Services - 0.3%
Laboratory Corp. of America Holdings, Inc.*	2,190	66,029
Lincare Holdings, Inc.*	1,420	44,744
		110,773

Household Furnishing & Appliances - 0.2%
Ethan Allen Interiors, Inc.	1,930	67,859

Household Products - Non-Durable - 0.5%
Energizer Holdings, Inc.*	1,500	47,100
Kimberly-Clark Corp.	840	43,798
Procter & Gamble Co.	900	80,262
		171,160

Housewares - 0.1%

Newell Rubbermaid, Inc.	1,200	33,600

Insurance - Life & Health - 0.2%
Metlife, Inc.	2,090	59,189

Insurance - Multi-Line - 0.4%
Willis Group Holdings Ltd.	4,680	143,910

Equity Securities - Cont’d	Shares	Value
Insurance - Property & Casualty - 1.3%
ACE Ltd.	1,340	$45,949
Travelers Property Casualty Corp.	15,409	245,003
XL Capital Ltd.	1,800	149,400
		440,352

Insurance Brokers - 0.7%
Arthur J. Gallagher & Co.	1,340	36,448
Marsh & McLennan Co.'s	3,600	183,852
		220,300

Investment Banking / Brokerage - 1.6%
Ameritrade Holding Corp.*	6,500	48,165
E*trade Group, Inc.*	3,300	28,050
Legg Mason, Inc.	800	51,960
Lehman Brothers Holdings, Inc.	1,530	101,714
Merrill Lynch & Co., Inc.	6,320	295,018
Waddell & Reed Financial, Inc.	1,000	25,670
		550,577

Investment Management - 0.7%
Affiliated Managers Group, Inc.*	800	48,760
Investors Financial Services Corp.	4,610	133,736
T. Rowe Price Group, Inc.	1,400	52,850
		235,346

Leisure Time - Products - 0.4%
Mattel, Inc.	6,780	128,278

Lodging - Hotels - 0.9%
Four Seasons Hotels, Inc.	1,100	47,586
Starwood Hotels & Resorts Worldwide, Inc.	9,280	265,315
		312,901

Manufacturing - Diversified - 2.1%
3M Co.	680	87,706
ITT Industries, Inc.	1,440	94,262
Thermo Electron Corp.*	6,600	138,732
Tyco International Ltd.	19,520	370,490
		691,190

Manufacturing - Specialized - 0.6%
Millipore Corp.*	4,230	187,685

Oil - International Integrated - 0.3%
EnCana Corp.	2,330	89,402

Oil & Gas - Drilling & Equipment - 2.4%
Baker Hughes, Inc.	8,390	281,652
BJ Services Co.*	4,910	183,438
Cooper Cameron Corp.*	1,620	81,616
Nabors Industries, Ltd.*	1,800	71,190
Noble Corp.*	30	1,029
Rowan Co.'s, Inc.*	2,080	46,592
Schlumberger, Ltd.	1,600	76,112
Smith International, Inc.*	1,800	66,132
		807,761

Oil & Gas - Refining & Marketing - 0.5%
GlobalSantaFe Corp.	6,800	158,712

Equity Securities - Cont’d	Shares	Value
Paper & Forest Products - 0.6%
International Paper Co.	4,390	$156,855
Smurfit-Stone Container Corp.*	2,820	36,744
		193,599

Personal Care - 1.1%
Avon Products, Inc.	5,440	338,368
Gillette Co.	1,230	39,188
		377,556

Publishing - 0.5%

McGraw-Hill Co.'s, Inc.	1,370	84,940
Meredith Corp.	1,760	77,440
		162,380

Publishing - Newspapers - 1.2%
E.W. Scripps Co.	2,050	181,876
New York Times Co.	1,450	65,975
Tribune Co.	3,310	159,873
		407,724

Restaurants - 2.6%

Brinker International, Inc.*	6,590	237,372
CEC Entertainment, Inc.*	1,490	55,026
Cheesecake Factory, Inc.*	1,400	50,246
McDonald's Corp.	2,100	46,326
Outback Steakhouse, Inc.	8,970	349,830
Starbucks Corp.*	2,270	55,660
Wendy's International, Inc.	2,560	74,163
		868,623

Retail - Building Supplies - 1.5%
Home Depot, Inc.	14,755	488,686
Lowe's Co.'s, Inc.	500	21,475
		510,161

Retail - Department Stores - 0.6%
Kohls Corp.*	3,650	187,537

Retail - Discounters - 0.3%
Family Dollar Stores, Inc.	2,740	104,531

Retail - Drug Stores - 1.9%
Caremark Rx, Inc.*	15,830	406,515
CVS Corp.	5,480	153,604
Walgreen Co.	2,350	70,735
		630,854

Retail - General Merchandise - 1.1%
Target Corp.	6,950	262,988
Wal-Mart Stores, Inc.	1,810	97,143
		360,131

Retail - Home Shopping - 0.5%
Expedia, Inc.*	2,280	174,830

Equity Securities - Cont’d	Shares	Value
Retail - Specialty - 2.4%
Office Depot, Inc.*	6,960	$100,990
PETsMART, Inc.*	7,460	124,358
Staples, Inc.*	13,420	246,257
Tiffany & Co.	4,540	148,367
Williams-Sonoma, Inc.*	6,870	200,604
		820,576

Retail - Specialty Apparel - 0.7%
Talbots, Inc.	4,350	128,108
TJX Companies, Inc.	6,400	120,576
		248,684

Services - Advertising / Marketing - 0.2%
Lamar Advertising Co.*	1,070	37,675
Monster Worldwide, Inc.*	1,200	23,676
		61,351

Services - Commercial & Consumer - 3.2%
Apollo Group, Inc.*	1,450	89,552
Aramark Corp. (Class B)*	5,220	117,032
Career Education Corp.*	200	13,684
Cendant Corp.*	20,310	372,079
Choicepoint, Inc.*	2,580	89,062
Getty Images, Inc.*	1,100	45,430
Iron Mountain, Inc.*	2,200	81,598
Weight Watchers International, Inc.*	6,130	278,854
		1,087,291

Services - Computer Systems - 1.2%
Sungard Data Systems, Inc.*	15,450	400,310

Services - Data Processing - 3.2%
Bisys Group, Inc.*	21,650	397,710
DST Systems, Inc.*	7,870	299,060
First Data Corp.	5,670	234,965
Fiserv, Inc.*	3,195	113,774
Paychex, Inc.	1,500	43,965
		1,089,474

Services - Employment - 0.4%
Manpower, Inc.	2,660	98,659
Robert Half International, Inc.*	2,400	45,456
		144,115

Telecommunications - Cell / Wireless - 1.3%
American Tower Corp.*	13,320	117,882
AT&T Wireless Services, Inc.*	13,840	113,626
Sprint Corp. - PCS Group*	24,000	138,000
Vodafone Group plc (ADR)	2,819	55,393
		424,902

Truckers - 0.2%

Swift Transportation Co., Inc.*	1,560	29,047
Werner Enterprises, Inc.	1,100	23,320
		52,367

Total Equity Securities (Cost $29,630,712)		32,318,388

U.S. Government Agencies and Instrumentalities - 3.7%	Principal Amount	Value
Federal Home Loan Bank Discount Notes, 7/1/03	$1,235,000	$1,235,000

Total U.S. Government Agencies and Instrumentalities (Cost $1,235,000)		1,235,000

TOTAL INVESTMENTS (Cost $30,865,712) - 100.1%		33,553,388
Other assets and liabilities, net - (0.1%)		(21,715)

Net Assets - 100%

		$33,531,673

See notes to schedules of investments and notes to financial statements.

Research Portfolio

Schedule of Investments

June 30, 2003

Equity Securities - 96.7%

  Shares

		Value

Aerospace / Defense - 1.2%

Lockheed Martin Corp.	3,970	$188,853

Banks - Major Regional - 4.7%

Bank One Corp.	3,090	114,886
FleetBoston Financial Corp.	5,230	155,383
Mellon Financial Corp.	7,430	206,183
SouthTrust Corp.	1,220	33,184
SunTrust Banks, Inc.	4,260	252,788
		762,424

Banks - Money Center - 2.3%

Bank of America Corp.	4,750	375,393

Banks - Regional - 0.9%
Banknorth Group, Inc.	2,970	75,794
TCF Financial Corp.	1,800	71,712
		147,506

Beverages - Alcoholic - 0.9%

Anheuser-Busch Co.'s, Inc.	2,770	141,409

Beverages - Non-alcoholic - 2.1%

PepsiCo, Inc.	7,720	343,540

Biotechnology - 4.2%

Amgen, Inc.*	4,400	294,712
Genentech, Inc.*	3,300	237,996
Genzyme Corp. - General Division*	3,370	140,866
		673,574

Broadcast - Television, Radio, & Cable - 1.7%

Clear Channel Communications, Inc.*	2,200	93,258
Echostar Communications Corp.*	5,070	175,523
		268,781

Chemicals - 1.9%

Air Products & Chemicals, Inc.	1,150	47,840
Dow Chemical Co.	5,300	164,088
Lyondell Chemical Co.	2,800	37,884
Praxair, Inc.	910	54,691
		304,503

Computers - Peripherals - 0.0%

Seagate Technology, Inc. * (Escrow)	3,390	0

Computers - Software & Services - 3.7%

Microsoft Corp.	14,380	368,272
Network Associates, Inc.*	3,990	50,593
Oracle Corp.*	5,980	71,879
Veritas Software Corp.*	3,540	101,492
		592,236

Consumer Finance - 0.2%

MBNA Corp.	1,660	34,594

Equity Securities - Cont’d	Shares	Value

Diversified Minerals - 1.5%

BHP Billiton plc (GBP)	28,400	$149,746
Rio Tinto plc (GBP)	5,060	95,346
		245,092

Electric Companies - 1.5%

Dominion Resources, Inc.	825	53,023
PG&E Corp.*	1,900	40,185
Public Service Enterprise Group, Inc.	1,090	46,052
TXU Corp.	4,360	97,882
		237,142

Electronics - Instrument - 0.1%

Waters Corp.*	300	8,739

Electronics - Semiconductors - 1.3%

Analog Devices, Inc.*	1,785	62,154
STMicroelectronics N.V.	7,000	145,530
		207,684

Entertainment - 2.7%

AOL Time Warner, Inc.*	13,640	219,468
Viacom, Inc.* (Class B)	4,912	214,458
		433,926

Equipment - Semiconductors - 0.4%

Novellus Systems, Inc.*	1,580	57,861

Financial - Diversified - 8.8%

Citigroup, Inc.	14,696	628,989
Fannie Mae	5,730	386,431
Freddie Mac	4,070	206,634
Goldman Sachs Group, Inc.	2,380	199,325
		1,421,379

Foods - 1.6%

Kellogg Co.	4,160	142,979
Nestle S.A. (CHF)	365	75,479
Unilever plc (GBP)	5,000	39,876
		258,334

Gaming, Lottery, & Parimutual - 0.4%

MGM Mirage*	1,700	58,106

Healthcare - Diversified - 7.9%

Abbott Laboratories, Inc.	11,000	481,360
Johnson & Johnson	7,900	408,430
Wyeth	8,400	382,620
		1,272,410

Healthcare - Drug - Major Pharmaceutical - 4.4%
Pfizer, Inc.	10,995	375,479
Schering-Plough Corp.	18,010	334,986
		710,465

Healthcare - Hospital Management  - 0.9%

Tenet Healthcare Corp.*	12,100	140,965

Equity Securities - Cont’d	Shares	Value
Healthcare - Medical Products & Supplies - 1.2%
Baxter International, Inc.	3,600	$93,600
Guidant Corp.	2,200	97,658
		191,258

Healthcare - Special Services - 0.2%

Lincare Holdings, Inc.*	990	31,195

Household Products - Non-Durable - 2.0%

Procter & Gamble Co.	3,570	318,373

Housewares - 0.3%

Newell Rubbermaid, Inc.	1,900	53,200

Insurance - Life & Health  - 0.7%

Metlife, Inc.	4,180	118,378

Insurance - Multi-Line - 0.7%

Willis Group Holdings Ltd	3,660	112,545

Insurance - Property & Casualty - 4.2%

ACE Ltd	5,040	172,822
Chubb Corp.	1,600	96,000
St. Paul Co.'s, Inc.	3,060	111,720
Travelers Property Casualty Corp.:
Class A	4,372	69,515
Class B	6,117	96,465
XL Capital Ltd	1,690	140,270
		686,792

Investment Banking / Brokerage  - 1.3%

Merrill Lynch & Co., Inc.	4,460	208,193

Lodging - Hotels - 0.6%

Hilton Hotels Corp.	4,070	52,055
Starwood Hotels & Resorts Worldwide, Inc. (Class B)	1,680	48,031
		100,086

Machinery - Diversified  - 0.5%

Deere & Co.	1,890	86,373

Manufacturing - Diversified - 1.6%

3M Co.	1,140	147,037
American Standard Co.'s*	500	36,965
Tyco International Ltd	3,900	74,022
		258,024

Natural Gas - 0.2%

Equitable Resources, Inc.	830	33,814

Oil - Domestic Integrated - 0.7%

ConocoPhillips	2,080	113,984

Oil - International Integrated  - 5.2%

BP plc (GBP)	10,175	70,679
EnCana Corp.	2,000	76,740
EnCana Corp. (CAD)	3,200	122,029
Exxon Mobil Corp.	13,018	467,476
Total S.A., Series B (EUR)*	700	105,961
		842,885

Equity Securities - Cont’d	Shares	Value

Oil & Gas - Drilling & Equipment - 1.4%

Halliburton Co.	2,500	$57,500
Noble Corp.*	1,900	65,170
Schlumberger Ltd	2,180	103,703
		226,373

Oil & Gas - Exploration & Production - 0.7%

Devon Energy Corp.	550	29,370
Talisman Energy, Inc. (CAD)	1,900	86,188
		115,558

Oil & Gas - Refining & Marketing - 0.4%

GlobalSantaFe Corp.	3,000	70,020

Paper & Forest Products - 2.5%

Bowater, Inc.	990	37,076
International Paper Co.	5,350	191,156
Smurfit-Stone Container Corp.*	13,780	179,553
		407,785

Publishing - Newspapers - 1.2%

New York Times Co.	1,590	72,345
Tribune Co.	2,490	120,267
		192,612

Railroads - 0.5%

Union Pacific Corp.	1,300	75,426

Restaurants - 0.7%

CEC Entertainment, Inc.*	1,190	43,947
Yum! Brands, Inc.*	2,580	76,265
		120,212

Retail - Building Supplies - 1.9%

Home Depot, Inc.	9,220	305,366

Retail - Department Stores - 0.7%

Kohls Corp.*	2,090	107,384

Retail - Drug Stores - 0.5%

Caremark Rx, Inc.*	1,500	38,520
Walgreen Co.	1,580	47,558
		86,078

Retail - Food Chains - 0.7%

Kroger Co.*	7,200	120,096

Retail - General Merchandise - 4.0%

Target Corp.	5,900	223,256
Wal-Mart Stores, Inc.	8,010	429,897
		653,153

Savings & Loan Companies - 0.5%

Charter One Financial, Inc.	2,495	77,794

Services - Advertising / Marketing - 0.4%

Lamar Advertising Co.*	1,790	63,026

Services - Commercial & Consumer - 0.1%

Getty Images, Inc.*	600	24,780

Equity Securities - Cont’d	Shares	Value

Services - Computer Systems - 0.6%

Sungard Data Systems, Inc.*	3,870	$100,272

Telecommunications - Cell / Wireless - 0.5%

Sprint Corp. - PCS Group*	14,900	85,675

Telephone - 2.4%

CenturyTel, Inc.	1,300	45,305
Verizon Communications, Inc.	8,850	349,133
		394,438

Textiles - Apparel - 0.3%

Liz Claiborne, Inc.	1,290	45,472

Tobacco - 2.0%

Altria Group, Inc.	7,130	323,987

Total Equity Securities (Cost $14,882,898)		15,635,523

U.S. Government Agencies and Instrumentalities - 4.0%	Principal Amount	Value
Federal Home Loan Bank Discount Notes, 7/1/03	$647,000	647,000

Total U.S. Government Agencies and Instrumentalities (Cost $647,000)		647,000

TOTAL INVESTMENTS (Cost $15,529,898) - 100.7%		16,282,523
Other assets and liabilities, net - (0.7%)		(118,961)

Net Assets - 100%

		$16,163,562

See notes to schedules of investments and notes to financial statements.

Growth with Income Portfolio

Schedule of Investments

June 30, 2003

Equity Securities - 97.2%	Shares	Value

Aerospace / Defense - 1.0%

Lockheed Martin Corp.	2,250	$107,033
Northrop Grumman Corp.	650	56,088
		163,121

Agricultural Products - 0.3%

Archer-Daniels-Midland Co.	3,360	43,243

Air Freight - 1.8%

FedEx Corp.	2,560	158,797
United Parcel Service, Inc. (Class B)	2,070	131,859
		290,656

Automobiles - 0.8%

Bayerische Motoren Werke AG (EUR)	2,300	88,627
Porsche AG (EUR)	97	41,171
		129,798

Banks - Major Regional - 4.9%

Bank One Corp.	5,100	189,618
Mellon Financial Corp.	1,700	47,175
SunTrust Banks, Inc.	1,380	81,889
US Bancorp	6,030	147,735
Wells Fargo & Co.	6,940	349,776
		816,193

Banks - Money Center - 1.0%

Bank of America Corp.	2,190	173,076

Beverages - Alcoholic - 0.5%

Anheuser-Busch Co.'s, Inc.	1,720	87,806

Beverages - Non-alcoholic - 1.6%

PepsiCo, Inc.	6,038	268,691

Biotechnology - 2.1%

Amgen, Inc.*	3,280	219,694
Genentech, Inc.*	1,770	127,652
		347,346

Broadcast - Television, Radio, & Cable - 2.1%

Clear Channel Communications, Inc.*	3,730	158,115
Comcast Corp.*	2,103	63,469
COX Communications, Inc.*	1,380	44,022
Echostar Communications Corp.*	1,080	37,390
Liberty Media Corp.*	3,460	39,998
		342,994

Chemicals - 2.3%

Air Products & Chemicals, Inc.	1,350	56,160
Novartis AG (CHF)	5,090	201,853
Praxair, Inc.	2,170	130,417
		388,430

Chemicals - Diversified - 0.8%

PPG Industries, Inc.	2,480	125,835

Equity Securities - Cont’d

	Shares	Value

Computers - Hardware - 2.4%

Hewlett-Packard Co.	2,119	$45,135
International Business Machines Corp.	4,170	344,025
Juniper Networks, Inc.*	1,190	14,720
		403,880

Computers - Networking - 1.6%

Cisco Systems, Inc.*	16,340	271,081

Computers - Software & Services - 5.3%

Accenture Ltd*	6,760	122,288
BEA Systems, Inc.*	1,480	16,073
Microsoft Corp.	19,310	494,529
Oracle Corp.*	13,270	159,505
Veritas Software Corp.*	3,110	89,164
		881,559

Consumer Finance - 0.2%

MBNA Corp.	1,870	38,971

Distributors - Food & Health - 0.6%

AmerisourceBergen Corp.	1,440	99,864

Electric Companies - 2.3%

Dominion Resources, Inc.	710	45,632
Exelon Corp.	2,000	119,620
PG&E Corp.*	2,200	46,530
TXU Corp.	6,810	152,884
Wisconsin Energy Corp.	700	20,300
		384,966

Electrical Equipment - 2.8%

Emerson Electric Co.	1,180	60,298
General Electric Co.	12,960	371,693
Rockwell Automation, Inc.	1,480	35,283
		467,274

Electronics - Semiconductors - 2.0%

Analog Devices, Inc.*	3,860	134,405
Microchip Technology, Inc.	4,040	98,980
STMicroelectronics N.V.	2,420	50,312
Texas Instruments, Inc.	2,300	40,480
		324,177

Entertainment - 3.4%

AOL Time Warner, Inc.*	12,810	206,113
Viacom, Inc. (Class B)*	6,705	292,740
Walt Disney Co.	3,030	59,843
		558,696

Equipment - Semiconductors - 0.2%

Novellus Systems, Inc.*	940	34,424

Financial - Diversified - 8.1%

Citigroup, Inc.	11,996	513,429
Fannie Mae	6,010	405,314
Freddie Mac	2,990	151,802
Goldman Sachs Group, Inc.	1,710	143,213
J.P. Morgan Chase & Co.	1,180	40,332
SLM Corp.	1,470	57,580
State Street Corp.	900	35,460
		1,347,130

Equity Securities - Cont’d	Shares	Value

Foods - 0.9%

Kellogg Co.	1,160	$39,869
Nestle S.A. (CHF)	287	59,349
Unilever N.V.	800	43,200
		142,418

Healthcare - Diversified - 3.9%

Abbott Laboratories, Inc.	1,940	84,894
Johnson & Johnson	6,840	353,628
Wyeth	4,440	202,242
		640,764

Healthcare - Drug - Major Pharmaceutical - 5.1%
AstraZeneca plc (ADR)	2,160	88,063
AstraZeneca plc (GBP)	490	19,681
Forest Laboratories, Inc.*	790	43,253
Pfizer, Inc.	14,625	499,444
Schering-Plough Corp.	10,780	200,508
		850,949

Healthcare - Hospital Management  - 0.8%

Tenet Healthcare Corp.*	10,890	126,869

Healthcare - Managed Care - 0.2%

WellPoint Health Networks, Inc.*	400	33,720

Healthcare - Medical Products & Supplies - 1.2%
Advanced Medical Optics, Inc.*	1	17
Baxter International, Inc.	2,880	74,880
Guidant Corp.	1,490	66,141
Medtronic, Inc.	1,080	51,808
		192,846

Household Products - Non-Durable - 2.5%

Kimberly-Clark Corp.	2,700	140,778
Procter & Gamble Co.	2,740	244,353
Reckitt Benckiser plc (GBP)	1,160	21,321
		406,452

Housewares - 0.3%

Newell Rubbermaid, Inc.	1,500	42,000

Insurance - Life & Health - 0.8%

Metlife, Inc.	4,580	129,706

Insurance - Multi-Line - 0.9%

American International Group, Inc.	1,710	94,358
Hartford Financial Services, Inc.	1,080	54,389
		148,747

Insurance - Property & Casuality - 2.4%

Allstate Corp.	1,070	38,145
Chubb Corp.	1,200	72,000
St. Paul Co.'s, Inc.	2,680	97,847
Travelers Property Casualty Corp. (Class A)	5,131	81,583
Travelers Property Casualty Corp. (Class B)	1,970	31,067
XL Capital Ltd.	850	70,550
		391,192

Equity Securities - Cont’d	Shares	Value

Insurance Brokers - 0.5%

Marsh & McLennan Co.'s	1,610	$82,223

Investment Banking / Brokerage  - 0.7%

Merrill Lynch & Co., Inc.	2,510	117,167

Lodging - Hotels - 0.2%

Starwood Hotels & Resorts Worldwide, Inc.	1,280	36,595

Machinery - Diversified - 0.2%
Deere & Co.	780	35,646

Manufacturing - Diversified - 2.1%

3M Co.	1,265	163,160
American Standard Co.'s*	300	22,179
Illinois Tool Works, Inc.	810	53,338
ITT Industries, Inc.	600	39,276
Tyco International Ltd	3,650	69,277
		347,230

Oil - Domestic Integrated - 0.3%

ConocoPhillips	790	43,292

Oil - International Integrated  - 4.5%

BP plc (ADR)	1,512	63,534
EnCana Corp.	2,970	113,959
EnCana Corp. (CAD)	1,280	48,812
Exxon Mobil Corp.	12,574	451,532
Total S.A. (ADR)	890	67,462
		745,299

Oil & Gas - Drilling & Equipment - 1.8%

Baker Hughes, Inc.	3,370	113,131
Noble Corp.*	1,280	43,904
Schlumberger Ltd	2,930	139,380
		296,415

Oil & Gas - Exploration & Production - 0.2%

Anadarko Petroleum Corp.	590	26,237

Oil & Gas - Refining & Marketing - 0.1%

Transocean, Inc.*	890	19,553

Paper & Forest Products - 1.0%

International Paper Co.	4,340	155,068
Smurfit-Stone Container Corp.*	1,370	17,851
		172,919

Personal Care - 0.2%

Gillette Co.	1,170	37,276

Publishing - 1.0%

McGraw-Hill Co.'s, Inc.	1,210	75,020
Reed Elsevier plc (GBP)	10,890	90,765
		165,785

Publishing - Newspapers - 2.7%

Gannett Co., Inc.	2,610	200,474
New York Times Co.	3,400	154,700
Tribune Co.	2,000	96,600
		451,774

Equity Securities - Cont’d	Shares	Value

Railroads - 1.2%

Canadian National Railway Co.	2,137	$103,132
Union Pacific Corp.	1,650	95,733
		198,865

Restaurants - 0.1%

McDonald's Corp.	1,100	24,266

Retail - Building Supplies - 2.1%

Home Depot, Inc.	8,960	296,755
Lowe's Co.'s, Inc.	1,020	43,809
		340,564

Retail - Department Stores - 0.4%

Kohl's Corp.*	1,200	61,656

Retail - Drug Stores - 0.9%

CVS Corp.	5,580	156,407

Retail - Food Chains - 0.8%

Kroger Co.*	8,390	139,945

Retail - General Merchandise - 3.5%

Sears, Roebuck & Co.	680	22,875
Target Corp.	1,930	73,031
Wal-Mart Stores, Inc.	8,950	480,347
		576,253

Savings & Loan Companies - 0.3%

Charter One Financial, Inc.	1,511	47,113

Services - Commercial & Consumer - 0.5%

Aramark Corp. (Class B)*	1,180	26,456
Cendant Corp.*	2,960	54,227
		80,683

Services - Data Processing - 0.7%

Automatic Data Processing, Inc.	1,190	40,293
First Data Corp.	1,950	80,808
		121,101

Telecommunications - Cell / Wireless - 0.5%

AT&T Wireless Services, Inc.*	4,500	36,945
Sprint Corp. - PCS Group*	2,980	17,135
Vodafone Group plc (ADR)	1,405	27,608
		81,688

Telephone - 2.0%

Bellsouth Corp.	5,230	139,275
Verizon Communications, Inc.	4,810	189,754
		329,029

Tobacco - 1.6%

Altria Group, Inc.	5,805	263,779

Total Equity Securities (Cost $15,691,478)		16,093,634

U.S. Government Agencies and Instrumentalities - 3.6%	Principal Amount	Value
Federal Home Loan Bank Discount Notes, 7/1/03	$587,000	$587,000

Total U.S. Government Agencies and Instrumentalities (Cost $587,000)		587,000

TOTAL INVESTMENTS (Cost $16,278,478) - 100.8%		16,680,634
Other assets and liabilities, net - (0.8%)		(128,639)

Net Assets - 100%

		$16,551,995

See notes to schedules of investments and notes to financial statements.

Index 500 Portfolio

Schedule of Investments

June 30, 2003

Equity Securities - 98.1%	Shares	Value

Aerospace / Defense - 1.0%

Boeing Co.	9,300	$319,176
General Dynamics Corp.	2,200	159,500
Goodrich Corp.	1,300	27,300
Lockheed Martin Corp.	5,100	242,607
Northrop Grumman Corp.	2,003	172,839
Rockwell Collins, Inc.	1,900	46,797
		968,219

Agricultural Products - 0.1%

Archer-Daniels-Midland Co.	6,992	89,987
Monsanto Co.	2,740	59,294
		149,281

Air Freight - 1.0%

FedEx Corp.	3,400	210,902
United Parcel Service, Inc.	12,500	796,250
		1,007,152

Airlines - 0.2%

Delta Air Lines, Inc.	1,500	22,020
Southwest Airlines Co.	8,650	148,780
		170,800

Aluminum - 0.2%

Alcoa, Inc.	9,420	240,210

Auto Parts & Equipment - 0.2%

Cooper Tire & Rubber Co.	800	14,072
Dana Corp.	1,700	19,652
Delphi Corp.	6,400	55,232
Genuine Parts Co.	2,000	64,020
Goodyear Tire & Rubber Co.	1,800	9,450
Snap-On, Inc.	600	17,418
Visteon Corp.	1,800	12,366
		192,210

Automobiles - 0.4%

Ford Motor Co.	20,690	227,383
General Motors Corp.	6,072	218,592
		445,975

Banks - Major Regional - 4.6%

Amsouth BanCorp.	3,900	85,176
Bank of New York Co., Inc.	8,500	244,375
Bank One Corp.	12,700	472,186
BB&T Corp.	5,300	181,790
Comerica, Inc.	2,000	93,000
Fifth Third Bancorp.	6,483	371,735
FleetBoston Financial Corp.	11,752	349,152
Huntington Bancshares, Inc.	2,630	51,338
KeyCorp Ltd.	4,700	118,769
Marshall & Ilsley Corp.	2,500	76,450
Mellon Financial Corp.	4,700	130,425
National City Corp.	6,800	222,428
Northern Trust Corp.	2,500	104,475

Equity Securities - Cont’d	Shares	Value

Banks - Major Regional - Cont’d

PNC Financial Services Group, Inc.	3,200	$156,192
Regions Financial Corp.	2,500	84,450
SouthTrust Corp.	4,000	108,800
Suntrust Banks, Inc.	3,100	183,954
Synovus Financial Corp.	3,400	73,100
Union Planters Corp.	2,100	65,163
US Bancorp	21,221	519,914
Wells Fargo & Co.	18,700	942,480
Zions Bancorporation	900	45,549
		4,680,901

Banks - Money Center - 1.9%

Bank of America Corp.	16,700	1,319,801
Wachovia Corp.	15,100	603,396
		1,923,197

Banks - Regional - 0.1%

First Tennessee National Corp.	1,400	61,474
North Fork Bancorp., Inc.	1,800	61,308
		122,782

Beverages - Alcoholic - 0.5%

Adolph Coors Co.	400	19,592
Anheuser-Busch Co.'s, Inc.	9,300	474,765
Brown-Forman Corp.	600	47,172
		541,529

Beverages - Non-alcoholic - 2.2%

Coca-Cola Co.	27,500	1,276,275
Coca-Cola Enterprises, Inc.	4,800	87,120
Pepsi Bottling Group, Inc.	3,200	64,064
Pepsico, Inc.	19,170	853,065
		2,280,524

Biotechnology - 1.3%

Amgen, Inc.*	13,980	936,380
Biogen, Inc.*	1,700	64,600
Chiron Corp.*	2,100	91,812
Genzyme Corp - General Division*	2,300	96,140
Medimmune, Inc.*	2,700	98,199
		1,287,131

Broadcast - Television, Radio, & Cable - 1.1%

Clear Channel Communications, Inc.*	6,800	288,252
Comcast Corp.*	25,081	756,945
Univision Communications, Inc.*	2,400	72,960
		1,118,157

Building Materials - 0.1%

Masco Corp.	5,300	126,405

Chemicals - 1.1%

Air Products & Chemicals, Inc.	2,500	104,000
Dow Chemical Co.	10,222	316,473
E.I. Du Pont de Nemours & Co.	11,100	462,204
Eastman Chemical Co.	900	28,503
Praxair, Inc.	1,800	108,180
Rohm & Haas Co.	2,500	77,575
		1,096,935

Equity Securities - Cont’d	Shares	Value

Chemicals - Diversified - 0.1%

Engelhard Corp.	1,300	$32,201
PPG Industries, Inc.	1,900	96,406
		128,607

Chemicals - Specialty - 0.2%

Ecolab, Inc.	3,000	76,800
Great Lakes Chemical Corp.	600	12,240
Hercules, Inc.*	1,100	10,890
International Flavors & Fragrances, Inc.	1,000	31,930
Sigma-Aldrich Corp.	800	43,344
		175,204

Communications Equipment - 0.9%

ADC Telecommunications, Inc.*	9,800	22,814
Andrew Corp.*	1,200	11,040
CIENA Corp.*	4,600	23,874
Comverse Technology, Inc.*	1,900	28,557
Corning, Inc.*	13,400	99,026
JDS Uniphase Corp.*	16,200	56,862
Lucent Technologies, Inc.*	43,900	89,117
Motorola, Inc.	25,801	243,304
Qualcomm, Inc.	8,800	314,600
Scientific-Atlanta, Inc.	1,900	45,296
Tellabs, Inc.*	4,800	31,536
		966,026

Computers - Hardware - 3.4%

Apple Computer, Inc.*	3,900	74,568
Dell Computer Corp.*	28,700	917,252
Gateway, Inc.*	4,000	14,600
Hewlett-Packard Co.	33,884	721,729
International Business Machines Corp.	19,200	1,584,000
NCR Corp.*	1,200	30,744
Sun Microsystems, Inc.*	35,400	162,840
		3,505,733

Computers - Networking - 1.4%

Avaya, Inc.*	3,658	23,631
Cisco Systems, Inc.*	78,200	1,297,338
Network Appliance, Inc.*	3,600	58,356
		1,379,325

Computers - Peripherals - 0.3%

EMC Corp.*	24,000	251,280
Lexmark International, Inc.*	1,400	99,078
		350,358

Computers - Software & Services - 5.2%

Adobe Systems, Inc.	2,600	83,382
Autodesk, Inc.	1,200	19,392
BMC Software, Inc.*	2,600	42,458
Citrix Systems, Inc.*	1,700	34,612
Computer Associates International, Inc.	6,500	144,820
Compuware Corp.*	4,600	26,542
eBay, Inc.*	3,500	364,630
Electronic Arts, Inc.*	1,600	118,384
Intuit, Inc.*	2,300	102,419
Mercury Interactive Corp.*	900	34,749
Microsoft Corp.	119,600	3,062,956
Novell, Inc.*	5,300	16,324

Equity Securities - Cont’d	Shares	Value

Computers - Software & Services - Cont’d

Oracle Corp.*	58,600	$704,372
Parametric Technology Corp.*	3,200	9,760
Peoplesoft, Inc.*	3,400	59,806
Siebel Systems, Inc.*	5,200	49,608
Symantec Corp.*	1,600	70,176
Unisys Corp.*	3,500	42,980
Veritas Software Corp.*	4,400	126,148
Yahoo, Inc.*	6,600	216,216
		5,329,734

Construction Materials - 0.0%

Vulcan Materials Co.	1,200	44,484

Consumer - Jewelry, Novelity, & Gifts - 0.0%

American Greetings Corp.*	900	17,676

Consumer Finance - 0.5%

Capital One Financial Corp.	2,400	118,032
Countrywide Financial Corp.	1,400	97,398
MBNA Corp.	14,300	298,012
Providian Financial Corp.*	2,900	26,854
		540,296

Containers & Packaging - Metal & Glass - 0.0%
Ball Corp.	600	27,306

Containers & Packaging - Paper - 0.1%

Bemis Co.	600	28,080
Pactiv Corp.*	1,900	37,449
Temple-Inland, Inc.	500	21,455
		86,984

Distributors - Food & Health - 0.8%

AmerisourceBergen Corp.	1,203	83,428
Cardinal Health, Inc.	5,050	324,715
McKesson Corp.	3,300	117,942
Supervalu, Inc.	1,600	34,112
Sysco Corp.	7,100	213,284
		773,481

Electric Companies - 2.5%

Allegheny Energy, Inc.	1,600	13,520
Ameren Corp.	1,800	79,380
American Electric Power Co.	4,400	131,252
Centerpoint Energy, Inc.	3,600	29,340
Cinergy Corp.	1,800	66,222
CMS Energy Corp.	1,800	14,580
Consolidated Edison, Inc.	2,400	103,872
Constellation Energy Group, Inc.	1,900	65,170
Dominion Resources, Inc.	3,416	219,546
DTE Energy Co.	1,800	69,552
Duke Energy Corp.	10,100	201,495
Edison International*	3,400	55,862
Entergy Corp.	2,500	131,950
Exelon Corp.	3,550	212,326
FirstEnergy Corp.	3,361	129,230
FPL Group, Inc.	2,000	133,700
Mirant Corp.*	4,636	13,444
PG&E Corp.*	4,700	99,405
Pinnacle West Capital Corp.	1,000	37,450

Equity Securities - Cont’d	Shares	Value

Electric Companies - Cont’d

PPL Corp.	1,800	$77,400
Progress Energy, Inc.	2,641	115,940
Public Service Enterprise Group	2,500	105,625
Southern Co.	8,000	249,280
Teco Energy, Inc.	1,800	21,582
TXU Corp.	3,500	78,575
XCEL Energy, Inc.	4,645	69,861
		2,525,559

Electrical Equipment - 3.7%

American Power Conversion*	2,000	31,180
Cooper Industries Ltd	1,000	41,300
Emerson Electric Co.	4,700	240,170
General Electric Co.	111,300	3,192,084
Molex, Inc.	2,025	54,655
Power-One, Inc.*	1,100	7,865
Rockwell Automation, Inc.	2,000	47,680
Sanmina-SCI Corp.*	5,000	31,550
Solectron Corp.*	9,900	37,026
Symbol Technologies, Inc.	2,300	29,923
Thomas & Betts Corp.*	700	10,115
		3,723,548

Electronics - Component Distribution - 0.1%

W.W. Grainger, Inc.	1,100	51,436

Electronics - Defense - 0.1%

Raytheon Co.	4,500	147,780

Electronics - Instrument - 0.2%
Agilent Technologies, Inc.*	4,978	97,320
PerkinElmer, Inc.	1,400	19,334
Tektronix, Inc.*	1,000	21,600
Waters Corp.*	1,500	43,695
		181,949

Electronics - Semiconductors - 2.7%

Advanced Micro Devices, Inc.*	3,400	21,794
Altera Corp.*	4,100	67,240
Analog Devices, Inc.*	4,100	142,762
Applied Micro Circuits Corp.*	3,500	21,175
Broadcom Corp.*	2,900	72,239
Intel Corp.	72,800	1,513,075
Linear Technology Corp.	3,300	106,293
LSI Logic Corp.*	4,700	33,276
Maxim Integrated Products, Inc.	3,600	123,084
Micron Technology, Inc.*	7,000	81,410
National Semiconductor Corp.*	1,900	37,468
Nvidia Corp.*	1,800	41,418
PMC - Sierra, Inc.*	2,000	23,460
QLogic Corp.*	1,100	53,163
Texas Instruments, Inc.	19,400	341,440
Xilinx, Inc.*	3,700	93,647
		2,772,944

Engineering & Construction - 0.0%

Fluor Corp.	800	26,912
McDermott International, Inc.*	900	5,697
		32,609

Equity Securities - Cont’d	Shares	Value

Entertainment - 2.1%

AOL Time Warner, Inc.*	49,800	$801,282
Viacom, Inc.*	19,631	857,089
Walt Disney Co.	22,900	452,275
		2,110,646

Equipment - Semiconductors - 0.5%

Applied Materials, Inc.*	18,500	293,410
KLA-Tencor Corp.*	2,100	97,629
Novellus Systems, Inc.*	1,700	62,256
Teradyne, Inc.*	2,000	34,620
		487,915

Financial - Diversified - 6.8%

AMBAC Financial Group, Inc.	1,200	79,500
American Express Co.	14,400	602,064
Apartment Investment & Management Co	1,000	34,600
Citigroup, Inc.	57,206	2,448,417
Equity Office Properties Trust	4,500	121,545
Equity Residential Properties Trust	2,900	75,255
Fannie Mae	11,000	741,840
Freddie Mac	7,700	390,929
Goldman Sachs Group, Inc.	5,200	435,500
J.P. Morgan Chase & Co.	22,630	773,493
Moody's Corp.	1,700	89,607
Morgan Stanley Dean Witter & Co.	12,100	517,275
Plum Creek Timber Co., Inc. (REIT)	1,900	49,305
Principal Financial Group, Inc.	3,500	112,875
Simon Property Group, Inc.	2,000	78,060
SLM Corp.	5,100	199,767
State Street Corp.	3,700	145,780
		6,895,812

Foods - 1.2%

Campbell Soup Co.	4,600	112,700
ConAgra, Inc.	6,000	141,600
General Mills, Inc.	4,100	194,381
H.J. Heinz Co.	3,900	128,622
Hershey Foods Corp.	1,500	104,490
Kellogg Co.	4,500	154,665
McCormick & Co., Inc.	1,500	40,800
Sara Lee Corp.	8,800	165,528
William Wrigley Jr. Co.	2,500	140,575
		1,183,361

Footwear - 0.2%

Nike, Inc.	3,000	160,470
Reebok International, Ltd.*	600	20,178
		180,648

Gaming, Lottery, & Parimutual - 0.1%

Harrah's Entertainment, Inc.*	1,300	52,312
International Game Technology*	900	92,097
		144,409

Gold / Precious Metals Mining - 0.1%

Newmont Mining Corp.	4,300	139,578

Hardware & Tools - 0.1%

Black & Decker Corp.	800	34,760
Stanley Works	1,100	30,360
		65,120

Equity Securities - Cont’d	Shares	Value

Healthcare - Diversified - 3.6%

Abbott Laboratories, Inc.	17,400	$761,424
Bristol-Myers Squibb Co.	21,500	583,725
Johnson & Johnson	32,932	1,702,584
Wyeth	14,700	669,585
		3,717,318

Healthcare - Drug - Generic, Other - 0.1%

King Pharmaceuticals, Inc.*	2,900	42,804
Watson Pharmaceutical, Inc.*	1,100	44,407
		87,211

Healthcare - Drug - Major Pharmaceutical - 5.9%
Allergan, Inc.	1,400	107,940
Eli Lilly & Co.	12,500	862,125
Forest Laboratories, Inc.*	4,000	219,000
Merck & Co., Inc.	24,900	1,507,695
Pfizer, Inc.	87,942	3,003,219
Schering-Plough Corp.	16,500	306,900
		6,006,879

Healthcare - Hospital Management  - 0.3%

HCA, Inc.	5,700	182,628
Health Management Associates, Inc.	2,500	46,125
Tenet Healthcare Corp.*	5,000	58,250
		287,003

Healthcare - Longterm Care - 0.0%

Manor Care, Inc.*	1,100	27,511

Healthcare - Managed Care - 0.8%
Aetna, Inc.	1,700	102,340
Anthem, Inc.*	1,600	123,440
Cigna Corp.	1,500	70,410
Humana, Inc.*	2,000	30,200
UnitedHealth Group, Inc.	6,600	331,650
Wellpoint Health Networks, Inc.*	1,600	134,880
		792,920

Healthcare - Medical Products & Supplies - 1.9%
Applera Corp. - Applied Biosystems Group	2,200	41,866
Bausch & Lomb, Inc.	700	26,250
Baxter International, Inc.	6,600	171,600
Becton Dickinson & Co.	2,900	112,665
Biomet, Inc.	2,975	85,263
Boston Scientific Corp.*	4,500	274,950
C.R. Bard, Inc.	600	42,786
Guidant Corp.	3,300	146,487
Medtronic, Inc.	13,600	652,392
St. Jude Medical, Inc.*	2,000	115,000
Stryker Corp.	2,200	152,614
Zimmer Holdings, Inc.*	2,180	98,209
		1,920,082

Healthcare - Special Services - 0.1%

Quest Diagnostics, Inc.*	1,200	76,560
Quintiles Transnational Corp.*	1,100	15,609
		92,169

Equity Securities - Cont’d	Shares	Value

Homebuilding - 0.1%

Centex Corp.	700	$54,453
KB Home	600	37,188
Pulte Homes, Inc.	700	43,162
		134,803

Household Furnishing & Appliances - 0.1%

Leggett & Platt, Inc.	2,000	41,000
Maytag Corp.	1,000	24,420
Whirlpool Corp.	700	44,590
		110,010

Household Products - Non-Durable - 2.0%

Clorox Co.	2,500	106,625
Colgate-Palmolive Co.	6,000	347,700
Kimberly-Clark Corp.	5,700	297,198
Procter & Gamble Co.	14,400	1,284,192
		2,035,715

Housewares - 0.2%

Fortune Brands, Inc.	1,600	83,520
Newell Rubbermaid, Inc.	3,100	86,800
Tupperware Corp.	900	12,924
		183,244

Insurance - Life & Health  - 1.0%

Aflac, Inc.	5,800	178,350
Jefferson-Pilot Corp.	1,650	68,409
John Hancock Financial Services, Inc.	3,300	101,409
Lincoln National Corp.	2,000	71,260
Metlife, Inc.	8,500	240,720
Prudential Financial, Inc.	6,300	211,995
Torchmark Corp.	1,300	48,425
UnumProvident Corp.	3,400	45,594
		966,162

Insurance - Multi-Line - 1.8%

American International Group, Inc.	29,010	1,600,772
Hartford Financial Services, Inc.	3,200	161,152
Loews Corp.	2,100	99,309
		1,861,233

Insurance - Property & Casuality - 1.3%

ACE Ltd.	3,000	102,870
Allstate Corp.	7,900	281,635
Chubb Corp.	2,100	126,000
Cincinnati Financial Corp.	1,900	70,471
MBIA, Inc.	1,600	78,000
MGIC Investment Corp.	1,100	51,304
Progressive Corp.	2,400	175,440
Safeco Corp.	1,600	56,448
St. Paul Co.'s, Inc.	2,600	94,926
Travelers Property Casualty Corp. (Class B)	10,986	173,249
XL Capital Ltd.	1,500	124,500
		1,334,843

Insurance Brokers - 0.4%

AON Corp.	3,400	81,872
Marsh & McLennan Co.'s	6,000	306,420
		388,292

Equity Securities - Cont’d	Shares	Value

Investment Banking / Brokerage  - 0.9%

Bear Stearns Co.'s, Inc.	1,085	$78,576
Charles Schwab Corp.	15,100	152,359
Lehman Brothers Holdings, Inc.	2,700	179,496
Merrill Lynch & Co., Inc.	10,300	480,804
		891,235

Investment Management - 0.2%

Federated Investors, Inc.	1,200	32,904
Franklin Resources, Inc.	2,900	113,303
Janus Capital Group, Inc.	2,700	44,280
T. Rowe Price Group, Inc.	1,300	49,075
		239,562

Iron & Steel - 0.1%

Allegheny Technologies, Inc.	1,150	7,590
Nucor Corp.	800	39,080
United States Steel Corp.	1,300	21,281
Worthington Industries	900	12,060
		80,011

Leisure Time - Products - 0.3%

Brunswick Corp.	900	22,518
Harley-Davidson, Inc.	3,400	135,524
Hasbro, Inc.	1,900	33,231
Mattel, Inc.	4,800	90,816
		282,089

Lodging - Hotels - 0.4%

Carnival Corp.	7,000	227,570
Hilton Hotels Corp.	3,900	49,881
Marriott International, Inc.	2,500	96,050
Starwood Hotels & Resorts Worldwide, Inc.	2,300	65,757
		439,258

Machinery - Diversified  - 0.5%

Caterpillar, Inc.	3,800	211,508
Deere & Co.	2,700	123,390
Dover Corp.	2,300	68,908
Ingersoll-Rand Co.	1,800	85,176
		488,982

Manufacturing - Diversified - 2.3%

3M Co.	4,300	554,614
American Standard Co.'s*	800	59,144
Crane Co.	600	13,578
Danaher Corp.	1,700	115,685
Eaton Corp.	800	62,888
Honeywell International, Inc.	9,637	258,753
Illinois Tool Works, Inc.	3,400	223,890
ITT Industries, Inc.	1,100	72,006
Johnson Controls, Inc.	1,000	85,600
Parker Hannifin Corp.	1,300	54,587
Textron, Inc.	1,500	58,530
Thermo Electron Corp.*	2,000	42,040
Tyco International Ltd.	22,125	419,933
United Technologies Corp.	5,200	368,316
		2,389,564

Equity Securities - Cont’d	Shares	Value

Manufacturing - Specialized - 0.2%

Avery Dennison Corp.	1,200	$60,240
Jabil Circuit, Inc.*	2,400	53,040
Millipore Corp.*	600	26,622
Pall Corp.	1,400	31,500
Sealed Air Corp.*	1,000	47,660
		219,062

Metals Mining - 0.1%

Freeport-McMoran Copper & Gold, Inc.	1,500	36,750
Phelps Dodge Corp.*	1,100	42,174
		78,924

Natural Gas - 0.4%

Dynegy, Inc.	4,500	18,900
El Paso Energy Corp.	7,059	57,037
KeySpan Corp.	1,700	60,265
Kinder Morgan, Inc.	1,300	71,045
Nicor, Inc.	500	18,555
NiSource, Inc.	2,740	52,060
Peoples Energy Corp.	400	17,156
Sempra Energy	2,200	62,766
Williams Co.'s, Inc.	5,200	41,080
		398,864

Office Equipment & Supplies - 0.1%

Pitney Bowes, Inc.	2,600	99,866

Oil - Domestic Integrated - 0.7%

Amerada Hess Corp.	1,000	49,180
ConocoPhillips	7,594	416,151
Marathon Oil Corp.	3,400	89,590
Occidental Petroleum Corp.	4,300	144,265
		699,186

Oil - International Integrated  - 3.5%

ChevronTexaco Corp.	11,952	862,934
Exxon Mobil Corp.	74,450	2,673,500
		3,536,434

Oil & Gas - Drilling & Equipment - 0.7%

Baker Hughes, Inc.	3,700	124,209
BJ Services Co.*	1,700	63,512
Halliburton Co.	4,900	112,700
Nabors Industries, Ltd.*	1,600	63,280
Noble Corp.*	1,400	48,020
Rowan Co.'s, Inc.*	1,100	24,640
Schlumberger, Ltd.	6,500	309,205
		745,566

Oil & Gas - Exploration  & Production - 0.7%

Anadarko Petroleum Corp.	2,774	123,360
Apache Corp.	1,748	113,725
Burlington Resources, Inc.	2,200	118,954
Devon Energy Corp.	2,500	133,500
EOG Resources, Inc.	1,200	50,208
Kerr-McGee Corp.	1,200	53,760
Unocal Corp.	2,800	80,332
		673,839

Equity Securities - Cont’d	Shares	Value

Oil & Gas - Refining & Marketing - 0.1%

Ashland, Inc.	800	$24,544
Sunoco, Inc.	900	33,966
Transocean, Inc.*	3,481	76,478
		134,988

Paper & Forest Products - 0.4%

Boise Cascade Corp.	600	14,340
Georgia-Pacific Corp.	2,646	50,142
International Paper Co.	5,331	190,476
Louisiana-Pacific Corp.*	1,300	14,092
MeadWestvaco Corp.	2,161	53,377
Weyerhaeuser Co.	2,400	129,600
		452,027

Personal Care - 0.6%

Alberto-Culver Co.	700	35,770
Avon Products, Inc.	2,600	161,720
Gillette Co.	11,400	363,204
		560,694

Photography / Imaging - 0.2%

Eastman Kodak Co.	3,200	87,520
Xerox Corp.*	8,700	92,133
		179,653

Power Producers - Independents - 0.1%

AES Corp.*	6,400	40,640
Calpine Corp.*	4,100	27,060
		67,700

Publishing - 0.2%

McGraw-Hill Co.'s, Inc.	2,200	136,400
Meredith Corp.	600	26,400
		162,800

Publishing - Newspapers - 0.6%

Dow Jones & Co., Inc.	800	34,424
Gannett Co., Inc.	3,000	230,430
Knight Ridder, Inc.	900	62,037
New York Times Co.	1,700	77,350
Tribune Co.	3,402	164,317
		568,558

Railroads - 0.4%

Burlington Northern Santa Fe Corp.	4,200	119,448
CSX Corp.	2,300	69,207
Norfolk Southern Corp.	4,200	80,640
Union Pacific Corp.	2,800	162,456
		431,751

Restaurants - 0.6%

Darden Restaurants, Inc.	1,750	33,215
McDonald's Corp.	14,200	313,252
Starbucks Corp.*	4,200	102,984
Wendy's International, Inc.	1,400	40,558
Yum! Brands, Inc.*	3,200	94,592
		584,601

Equity Securities - Cont’d	Shares	Value

Retail - Building Supplies - 1.2%

Home Depot, Inc.	25,600	$847,872
Lowe's Co.'s, Inc.	8,700	373,665
Sherwin-Williams Co.	1,600	43,008
		1,264,545

Retail - Computers & Electronics - 0.2%

Best Buy Co., Inc.*	3,600	158,112
Circuit City Stores, Inc.	2,600	22,880
RadioShack Corp.	1,700	44,727
		225,719

Retail - Department Stores - 0.4%

Dillards, Inc.	1,100	14,817
Federated Department Stores, Inc.	2,100	77,385
J.C. Penney Co., Inc.	3,000	50,550
Kohls Corp.*	3,800	195,244
May Department Stores Co.	3,100	69,006
Nordstrom, Inc.	1,600	31,232
		438,234

Retail - Discounters - 0.2%

Big Lots, Inc.*	1,200	18,048
Dollar General Corp.	3,750	68,475
Family Dollar Stores, Inc.	1,900	72,485
		159,008

Retail - Drug Stores - 0.5%

CVS Corp.	4,300	120,529
Walgreen Co.	11,500	346,150
		466,679

Retail - Food Chains - 0.3%
Albertson's, Inc.	4,300	82,560
Kroger Co.*	8,700	145,116
Safeway, Inc.*	4,900	100,254
Winn-Dixie Stores, Inc.	1,400	17,234
		345,164

Retail - General Merchandise - 3.3%

Costco Wholesale Corp.*	5,200	190,320
Sears, Roebuck & Co.	3,500	117,740
Target Corp.	10,200	385,968
Wal-Mart Stores, Inc.	48,800	2,619,096
		3,313,124

Retail - Specialty - 0.4%

Autozone, Inc.*	1,000	75,970
Bed Bath & Beyond, Inc.*	3,300	128,073
Office Depot, Inc.*	3,600	52,236
Staples, Inc.*	5,200	95,420
Tiffany & Co.	1,500	49,020
Toys R US, Inc.*	2,500	30,300
		431,019

Retail - Specialty Apparel  - 0.4%

Autonation, Inc.*	3,500	55,020
Gap, Inc.	9,900	185,724
Limited Brands	5,800	89,900
TJX Companies, Inc.	6,000	113,040
		443,684

Equity Securities - Cont’d	Shares	Value

Savings & Loan Companies - 0.6%

Charter One Financial, Inc.	2,548	$79,447
Golden West Financial Corp.	1,700	136,017
Washington Mutual, Inc.	10,500	433,650
		649,114

Services - Advertising / Marketing - 0.2%

Interpublic Group Co.'s., Inc.	3,900	52,182
Monster Worldwide, Inc.*	1,400	27,622
Omnicom Group, Inc.	2,100	150,570
		230,374

Services - Commercial & Consumer - 0.6%

Apollo Group, Inc.*	1,900	117,344
Cendant Corp.*	11,600	212,512
Cintas Corp.	1,900	67,336
Convergys Corp.*	1,600	25,600
H & R Block, Inc.	2,000	86,500
IMS Health, Inc.	2,761	49,670
		558,962

Services - Computer Systems - 0.3%

Computer Sciences Corp.*	2,100	80,052
Electronic Data Systems Corp.	5,100	109,395
Sabre Holdings Corp.	1,734	42,743
Sungard Data Systems, Inc.*	3,300	85,503
		317,693

Services - Data Processing - 0.9%

Automatic Data Processing, Inc.	6,700	226,862
Concord EFS, Inc.*	5,300	78,016
Equifax, Inc.	1,400	36,400
First Data Corp.	8,400	348,096
Fiserv, Inc.*	2,200	78,342
Paychex, Inc.	4,150	121,636
		889,352

Services - Employment - 0.0%

Robert Half International, Inc.*	1,700	32,198

Specialty Printing - 0.1%
Deluxe Corp.	600	26,880
R.R. Donnelley & Sons Co.	1,400	36,596
		63,476

Telecommunications - Cell / Wireless - 0.5%

AT&T Wireless Services, Inc.*	30,275	248,558
Nextel Communications, Inc.*	11,400	206,112
Sprint Corp. - PCS Group*	10,400	59,800
		514,470

Telecommunications - Long Distance  - 0.3%

AT&T Corp.	8,615	165,839
Sprint Corp. - FON Group	9,900	142,560
		308,399

Telephone - 3.0%

Alltel Corp.	3,500	168,770
Bellsouth Corp.	20,600	548,578
CenturyTel, Inc.	1,700	59,245
Citizens Communications Co.*	3,000	38,670

Equity Securities - Cont’d	Shares	Value

Telephone - Cont’d

Qwest Communications International, Inc.*	18,734	$89,548
SBC Communications, Inc.	36,900	942,795
Verizon Communications, Inc.	30,444	1,201,016
		3,048,622

Textiles - Apparel - 0.1%

Jones Apparel Group, Inc.*	1,400	40,964
Liz Claiborne, Inc.	1,300	45,825
VF Corp.	1,200	40,764
		127,553

Tobacco - 1.1%

Altria Group, Inc.	22,600	1,026,944
RJ Reynolds Tobacco Holdings, Inc.	900	33,489
UST, Inc.	1,800	63,054
		1,123,487

Truckers - 0.0%

Ryder System, Inc.	700	17,934

Trucks & Parts - 0.1%

Cummins, Inc.	500	17,945
Navistar International Corp.*	700	22,841
Paccar, Inc.	1,300	87,646
		128,432

Waste Management - 0.2%

Allied Waste Industries, Inc.*	2,400	24,120
Waste Management, Inc.	6,400	154,176
		178,296

Total Equity Securities (Cost $133,953,603)		99,946,083

Money Market Funds - 1.5%
AIM STIC Prime Fund	1,525,956	1,525,956
Federated Prime Obligations Fund	16	16

Total Money Market Funds (Cost $1,525,972)		1,525,972

U.S. Treasury - 0.6%

	Principal Amount
U.S. Treasury Bills, 9/11/03	$645,000	643,839

Total U.S. Treasury (Cost $643,839)		643,839

TOTAL INVESTMENTS (Cost $136,123,414) - 100.2%		102,115,894

Other assets and liabilities, net - (0.2%)		(211,935)

Net Assets - 100%

		$101,903,959

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)

Purchased: S&P 500^	10	9/03	$2,433,250	($80,024)

See notes to schedules of investments and notes to financial statements.

Money Market Portfolio

Schedule of Investments

June 30, 2003

Taxable Variable Rate Demand Notes† - 67.0%	Principal Amount	Value
Alameda County, California IDA Revenue, 1.20%, 7/1/30, LOC: Union Bank of California, C/LOC: CalSTERS	$2,500,000	$2,500,000
American Buildings Co., Revenue, 1.05%, 8/1/20, LOC: Canadian Imperial	3,000,000	3,000,000
Atmore, Alabama IDA Revenue, 1.15%, 8/1/22, LOC: Whitney National Bank, C/LOC: Bank of New York	500,000	500,000
Bertrand, Missouri IDA Revenue, 1.05%, 5/1/14, LOC: Bank of America	2,570,000	2,570,000
Bloomington, Minnesota MFH, 1.05%, 11/15/32, LOC: FNMA	100,000	100,000
California Statewide Communities Development Authority Special Tax COPs, 1.50%, 8/1/32, LOC: US Bank, NA	845,000	845,000
Chaves County Industrial Revenue, 1.05%, 8/1/09, LOC: Bank of America	2,800,000	2,800,000
City of Oak Creek, Wisconsin, 1.25%, 11/1/15, LOC: Marshall & Ilsley Bank	1,145,000	1,145,000
Columbus, Georgia Development Authority Revenue :
1.15%, 12/1/19, LOC: Bank of Nova Scotia	4,000,000	4,000,000
1.05%, 4/1/20, LOC: Columbus Bank & Trust	1,025,000	1,025,000
Connecticut State Housing Finance Authority Revenue, 1.02%, 11/15/16,
BPA: Landesbank Hessen-Thuringen Girozenrale & Toronto-Dominion, AMBAC Insured	3,345,000	3,345,000
Dayton Wheel Concepts, Inc., 1.12%, 5/1/24, LOC: National City Bank	1,000,000	1,000,000
Fulton County, Georgia IDA Revenue, 1.05%, 12/1/04, LOC: Branch Bank Trust (BBT)	700,000	700,000
Grove City Church of Nazarene, 1.12%, 2/1/24, LOC: National City Bank	3,422,000	3,422,000
Hillcrest Baptist Church of Pensacola, Florida, 1.21%, 12/1/20, LOC: SouthTrust Bank, AL	4,500,000	4,500,000
Illinois State Development Finance Authority Revenue, 1.12%, 7/1/10, LOC: Lasalle Bank	700,000	700,000
Indiana State Development Finance Authority, 1.15%, 9/1/16, LOC: Bank One, NA	4,800,000	4,800,000
Kingston Healthcare Co., 1.30%, 7/20/25, LOC: Wells Fargo Bank, NA	2,900,400	2,900,400
Los Angeles County California MFH Revenue, 1.02%, 4/15/33, LOC: FNMA	300,000	300,000
Maine Finance Authority Revenue, 1.10%, 6/1/08, BPA: Fleet National Bank, AMBAC Insured	1,100,000	1,100,000
Matagorda County Texas, 1.30%, 10/1/29, SWAP: Bank of New York	2,980,000	2,980,000
Meriter Hospital Revenue, 1.10%, 12/1/16, LOC: US Bank, NA	3,100,000	3,100,000
Montgomery Alabama IDA Pollution Control Revenue, 1.15%, 7/1/07, LOC: Regions Bank	500,000	500,000
Morton Family Trust, 1.10%, 2/1/32, LOC: Comerica Bank	4,400,000	4,400,000
New Jersey State Turnpike Authority Revenue Bonds, MBIA Insured, 1.15%, 1/1/04	1,400,000	1,400,000
New York City Housing Development Corp. MFH Revenue, 1.02%, 11/15/31, LOC: FNMA	200,000	200,000
New York City Taxable Subseries A-9 GO Bond, 1.00%, 11/1/23 BPA: FGIC SPI, FGIC Insured	4,000,000	4,000,000
New York City Transitional Finance Authority, 1.04%, 5/1/30, BPA: Westdeutsche Landes	2,800,000	2,800,000
New York State Housing Finance Agency Revenue, 1.02%, 11/1/34, LOC: Fleet National Bank	3,000,000	3,000,000
Omaha Nebraska SO Bond, 1.128%, 2/1/26, BPA: Dexia Credit Local, AMBAC Insured	2,300,000	2,300,000
Osprey Properties LLC, 1.20%, 6/1/27, LOC: Wells Fargo Bank, NA	2,300,000	2,300,000
Post Apartment Homes LP MFH Revenue, 1.02%, 7/15/29, CA: FNMA	5,730,000	5,730,000
Racetrac Capital, LLC, 1.10%, 9/1/20, LOC: Regions Bank	3,000,000	3,000,000
Rocketship Properties III, LLC, 1.313%, 6/1/21, LOC: National Bank of South Carolina	295,000	295,000
Savannah Economic Development Authority, 1.10%, 3/1/18, LOC: SunTrust Bank	1,150,000	1,150,000
Sea Island Co., 1.213%, 2/1/21, LOC: Columbus Bank & Trust	2,500,000	2,500,000
Shawnee Kansas Private Activity Revenue, 1.38%, 12/1/12, LOC: JP Morgan Chase Bank	1,745,000	1,745,000
Shelby County Tennesse Health, Educational & Housing Revenue, 1.33%, 12/1/27, LOC: First Tennessee Bank	500,000	500,000
Southeast Alabama Gas Distribution Revenue, 1.05%, 6/1/25, BPA: AmSouth Bank, AMBAC Insured	3,050,000	3,050,000
St. Francis Place LP Revenue, 1.15% 12/1/08, LOC: Credit Suisse First Boston	2,725,000	2,725,000
St. Paul, Minnesota Port Authority Revenue:
1.15%, 3/1/07, LOC: Dexia Credit Local	750,000	750,000
1.50%, 12/01/33, LOC: Dexia Credit Local	635,000	635,000
Sussex County, Delaware, 1.12%, 11/1/27, LOC: Wilmington Trust Co.	2,600,000	2,600,000
Tyler Enterprises, LLC, 1.05%, 10/01/22, LOC: Peoples Bank & Trust Co., C/LOC: FHLB	4,000,000	4,000,000
Waukesha Wisconsion IDA Revenue, 1.30%, 8/1/08, LOC: US Bank, NA	580,000	580,000
Wenatchee Valley Clinic, 1.10%, 11/23/24, LOC: US Bank, NA	270,000	270,000

Total Taxable Variable Rate Demand Notes (Cost $97,762,400)		97,762,400

U.S. Government Agencies and Instrumentalities - 33.8%	Principal Amount	Value
Fannie Mae Discount Notes, 4/30/04	$5,000,000	$4,951,656
Federal Farm Credit Bank, 1.15%, 7/8/04	5,000,000	5,000,000
Federal Home Loan Bank Notes:
4.50%, 7/7/03	1,000,000	1,000,323
2.235%, 7/25/03	5,000,000	5,000,000
3.18%, 12/03/03	5,000,000	5,036,414
5.375%, 1/5/04	2,000,000	2,038,990
1.41%, 3/8/04	2,000,000	2,000,000
1.30%, 6/8/04	2,000,000	2,000,000
Federal Home Loan Bank Discount Notes:
4/26/04	5,000,000	4,953,333
5/21/04	1,500,000	1,484,698
10/20/03	5,000,000	4,978,571
12/11/03	2,000,000	1,987,141
Freddie Mac Discount Notes:
11/6/03	5,000,000	4,975,111
5/20/04	4,000,000	3,960,580

Total U.S. Government Agencies and Instrumentalities (Cost $49,366,817)		49,366,817

Municipal Obligations - 0.8%
Washington State GO Bonds, 3.00%, 7/1/03	1,145,000	1,145,000

Total Municipal Obligations (Cost $1,145,000)		1,145,000

Certificates of Deposit - 1.0%
Toronto-Dominion, 1.51%, 11/12/03	1,500,000	1,500,000

Total Certificates of Deposit (Cost $1,500,000)		1,500,000

TOTAL INVESTMENTS (Cost $149,774,217) - 102.6%		149,774,217
Other assets and liabilities, net - (2.6%)		(3,856,395)

Net Assets - 100%

		$145,917,822

See notes to schedules of investments and notes to financial statements.

Select Portfolio

Schedule of Investments

June 30, 2003

Equity Securities - 92.3%	Shares	Value

Biotechnology - 3.5%

Chiron Corp.*	22,100	$966,212

Broadcast - Television, Radio, & Cable - 4.9%
Liberty Media Corp.*	116,000	1,340,960

Computers - Software & Services - 3.7%
Novell, Inc.*	332,400	1,023,792

Entertainment - 4.9%

AOL Time Warner, Inc.*	84,500	1,359,605

Hardware & Tools - 2.8%

Black & Decker Corp.	17,800	773,410

Healthcare - Diversified - 3.2%

Bristol-Myers Squibb Co.	32,500	882,375

Healthcare - Medical Products & Supplies - 4.1%
Guidant Corp.	25,600	1,136,384

Healthcare - Special Services - 3.7%

Omnicare, Inc.	30,000	1,013,700

Leisure Time - Products - 2.6%

Mattel, Inc.	38,100	720,852

Lodging - Hotels - 2.8%

Marriott International, Inc.	20,000	768,400

Oil & Gas - Exploration & Production - 3.9%
Burlington Resources, Inc.	20,000	1,081,400

Publishing - Newspapers - 4.0%

Knight Ridder, Inc.	16,000	1,102,880

Restaurants - 3.9%

Yum! Brands, Inc.*	36,600	1,081,896

Retail - Department Stores - 2.9%

J.C. Penney Co., Inc.	48,000	808,800

Retail - Food Chains - 4.5%

Kroger Co.*	73,400	1,224,312

Retail - Specialty Apparel - 2.3%

TJX Companies, Inc.	33,300	627,372

Savings & Loan Companies - 17.9%

Washington Mutual, Inc.	119,000	4,914,700

Services - Commercial & Consumer - 8.3%
H & R Block, Inc.	52,500	2,270,625

Equity Securities - Cont’d	Shares	Value

Services - Data Processing - 5.0%

First Data Corp.	33,000	$1,367,520

Telecommunications - Long Distance - 3.4%
Sprint Corp. - FON Group	65,700	946,080

Total Equity Securities (Cost $22,699,093 )		25,411,275

TOTAL INVESTMENTS (Cost $22,699,093) - 92.3%		25,411,275
Other assets and liabilities, net - 7.7%		2,131,491

Net Assets - 100%

		$27,542,766

See notes to schedules of investments and notes to financial statements.

Small Company Equity Portfolio

Schedule of Investments

June 30, 2003

Equity Securities - 92.4%	Shares	Value
Auto Parts & Equipment - 0.9%
Aftermarket Technology Corp.*	16,000	$168,160

Banks - Regional - 6.9%

Boston Private Financial Holdings, Inc.	11,100	233,988
Financial Institutions, Inc.	6,400	150,400
First Republic Bank*	6,350	168,910
Pacific Crest Capital, Inc.	18,000	378,000
Sterling Bancorp	11,324	315,826
		1,247,124

Broadcast - Television, Radio, & Cable - 3.7%
Lin TV Corp.*	7,800	183,690
Saga Communications, Inc.*	24,950	485,278
		668,968

Building Materials - 1.1%

ElkCorp	9,100	204,750

Communications Equipment - 1.7%

Bel Fuse, Inc. (Class B)	13,600	311,440

Computers - Peripherals - 1.9%

Acres Gaming, Inc.*	30,800	346,808

Computers - Software & Services - 2.7%
Ansoft Corp.*	23,900	253,818
Onesource Information Service, Inc.*	32,000	238,720
		492,538

Distributors - Food & Health - 1.6%

Performance Food Group Co.*	7,600	281,200

Electrical Equipment - 5.9%

AZZ, Inc.*	11,700	128,817
Baldor Electric Co.	3,900	80,340
Excel Technology, Inc.*	13,400	305,922
LSI Industries, Inc.	24,200	268,620
Spectrum Control, Inc.*	19,100	107,342
Woodhead Industries, Inc.	14,400	180,288
		1,071,329

Electronics - Component Distribution - 1.3%
Rogers Corp.*	6,900	229,770

Electronics - Defense - 0.8%

EDO Corp.	8,400	148,680

Electronics - Instrument - 4.0%

Ii-Vi, Inc.*	14,800	341,584
Methode Electronics, Inc.	12,000	129,000
Newport Corp.*	17,000	251,600
		722,184

Equity Securities - Cont’d	Shares	Value

Electronics - Semiconductors - 3.2%

Actel Corp.*	15,200	$311,600
Micro Linear Corp.*	94,700	275,577
		587,177

Equipment - Semiconductors - 1.2%

Mykrolis Corp.*	20,900	212,135

Financial - Diversified - 2.1%

MID Atlantic Realty Trust	9,300	194,742
ProAssurance Corp.*	6,700	180,833
		375,575

Healthcare - Drug - Generic, Other - 1.0%
ICN Pharmaceuticals, Inc.	11,000	184,360

Healthcare - Drug - Major Pharmaceutical - 5.6%
Columbia Laboratories, Inc.*	52,700	592,875
Pharmaceutical Resources, Inc.*	3,900	189,774
Taro Pharmaceuticals Industries, Ltd.*	4,400	241,472
		1,024,121

Healthcare - Longterm Care - 0.6%

Prime Medical Services, Inc.*	24,800	116,560

Homebuilding - 1.3%

Palm Harbor Homes, Inc.*	12,300	232,962

Insurance - Property & Casualty - 2.6%
Donegal Group, Inc.	5,132	69,385
Infinity Property & Casualty Corp.	8,800	208,032
Philadelphia Consolidated Holding Co.*	4,700	189,880
		467,297

Insurance Brokers - 1.5%

Corvel Corp.*	7,500	270,000

Investment Banking / Brokerage - 1.6%
Jefferies Group, Inc.	5,900	293,761

Leisure Time - Products - 1.4%

Marine Products Corp.	23,300	252,805

Machinery - Diversified  - 2.3%

Kaydon Corp.	11,800	245,440
Met-Pro Corp.	11,900	171,836
		417,276

Manufacturing - Diversified - 0.9%

Carlisle Co.'s, Inc.	4,000	168,640

Manufacturing - Specialized - 4.6%

Dionex Corp.*	5,600	222,600
Regal-Beloit Corp.	8,200	156,620
Robbins & Myers, Inc.	8,100	149,850
Teleflex, Inc.	7,100	302,105
		831,175

Metal Fabricators - 0.6%

Hardinge, Inc.	13,700	110,970

Equity Securities - Cont’d	Shares	Value
Oil & Gas - Drilling & Equipment - 2.9%
Rowan Co.'s, Inc.*	14,200	$318,080
Tidewater, Inc.	7,300	214,401
		532,481

Oil & Gas - Refining & Marketing - 2.9%
Unit Corp.*	13,600	284,376
W-H Energy Services, Inc.*	12,300	239,604
		523,980

Publishing - 2.4%

Thomas Nelson, Inc.*	35,500	443,750

Restaurants - 2.0%

Benihana, Inc.*	7,600	98,800
Benihana, Inc. (Class A)*	16,540	218,328
Rare Hospitality International, Inc.*	1,300	42,484
		359,612

Retail - Home Shopping - 1.4%

Sportsman's Guide, Inc.*	22,800	252,122

Retail - Specialty - 2.9%

Big 5 Sporting Goods Corp.*	17,700	221,781
Michaels Stores, Inc.	7,900	300,674
		522,455

Savings & Loan Companies - 5.6%

CFS Bancorp, Inc.	14,150	199,515
First Essex Bancorp, Inc.	5,900	278,126
First Niagara Financial Group, Inc.	10,800	150,768
Southern Financial Bancorp, Inc.	5,750	175,720
Webster Financial Corp.	5,800	219,240
		1,023,369

Services - Advertising / Marketing - 1.7%
Advo, Inc.*	6,900	306,360

Services - Commercial & Consumer - 3.6%
Arbitron, Inc.*	4,900	174,930
FTI Consulting, Inc.*	7,575	189,148
iDine Rewards Network, Inc.*	21,600	296,784
		660,862

Shipping - 1.8%

RPC, Inc.	29,200	321,200

Truckers - 2.2%

Knight Transportation, Inc.*	9,350	232,815
Landstar System, Inc.*	2,800	175,980
		408,795

Total Equity Securities (Cost $15,394,834)		16,792,751

TOTAL INVESTMENTS (Cost $15,394,834) - 92.4%		16,792,751
Other assets and liabilities, net - 7.6%		1,379,869

Net Assets - 100%

		$18,172,620

See notes to schedules of investments and notes to financial statements.

Notes to Schedules of Investments

* Non-income producing.

^ Futures collateralized by 645,000 units of U.S. Treasury Bills.

† For the Money Market Portfolio, tender features give these securities a shorter effective maturity date.

Explanation of Guarantees:

            BPA: Bond-Purchase Agreement

            C/LOC: Collateralized Letter of Credit

            CA: Collateralized Agreement

            LOC: Letter of Credit

            SWAP: Swap Agreement

Abbreviations:

            ADR: American Depository Receipt

            AMBAC: American Municipal Bond Assurance Corp.

            FGIC: Financial Guaranty Insurance Company

            FGIC SPI: Federal Guaranty Insurance Company Securities Purchase, Inc.

            FHLB: Federal Home Loan Bank

            FNMA: Federal National Mortgage Association

            GO: General Obligation

            IDA: Industrial Development Authority

            LLC: Limited Liability Corporation

            LP: Limited Partnership

            MBIA: Municipal Bond Insurance Association

            MFH: Multi-Family Housing

            REIT: Real Estate Investment Trust

            SO: Special Obligation

            (CAD) Security is valued in Canadian Dollars.

            (CHF) Security is valued in Swiss Francs.

            (EUR) Security is valued in European Euros.

            (GBP) Security is valued in Great British Pounds.

See notes to financial statements.

Statements of assets and liabilities

June 30, 2003

Assets	Income & Growth Portfolio	Growth Portfolio	Small Capitalization Portfolio
Investments in securities, at value (Cost $37,106,640, $68,261,212 and $27,789,209 for Income & Growth, Growth and Small Capitalization Portfolios, respectively) – See accompanying schedules	$40,674,667	$77,632,919	$33,596,154
Cash	94,220	61,015	2,307,578
Receivable for securities sold	216,540	—	10,062
Receivable for shares sold	6,150	117,710	11
Interest & dividends receivable	23,482	40,316	3,784
Other assets	389	2,754	309
Total assets	41,015,448	77,854,714	35,917,898

Liabilities
Payable for securities purchased	—	—	217,883
Payable for shares redeemed	416	4,696	382,282
Payable to Ameritas Investment Corp.	22,898	55,953	25,933
Payable to Calvert Administrative Services Company	4,110	4,110	4,110
Accrued expenses and other liabilities	30,558	48,406	26,500
Total liabilities	57,982	113,165	656,708

Net Assets

	$40,957,466	$77,741,549	$35,261,190

Net assets consist of:
Paid-in capital applicable to 3,967,696, 2,076,735 and 1,606,167 shares of common stock outstanding for Income and Growth, Growth and Small Capitalization Portfolios, respectively, $0.01 par value with 1,000,000,000 shares authorized for each portfolio	$65,647,119	$132,344,803	$79,558,244
Undistributed net investment income (loss)	184,615	(24,359)	(138,587)
Accumulated net realized gain (loss) on investments	(28,442,295)	(63,950,602)	(49,965,412)
Net unrealized appreciation (depreciation) on investments	3,568,027	9,371,707	5,806,945

Net Assets

	$40,957,466	$77,741,549	$35,261,190

Net Asset Value Per Share

	$10.32	$37.43	$21.95

See notes to financial statements.

Statements of assets and liabilities

June 30, 2003

Assets	MidCap Growth Portfolio	Emerging Growth Portfolio	Research Portfolio
Investments in securities, at value (Cost $54,330,778, $30,865,712 and $15,529,898 for MidCap Growth, Emerging Growth and Research Portfolios Respectively) – See accompanying schedules	$63,749,562	$33,553,388	$16,282,523
Cash	171,955	4,069	2,397
Receivable for securities sold	692,968	411,316	69,308
Receivable for shares sold	7	—	1,717
Interest & dividends receivable	13,759	6,585	17,707
Other assets	510	2,512	2,343
Total assets	64,628,761	33,977,870	16,375,995

Liabilities
Payable for securities purchased	5,325	212,660	176,706
Payable for shares redeemed	1,499,982	168,588	—
Payable to Ameritas Investment Corp.	44,858	24,899	9,450
Payable to Calvert Administrative Services Company	4,110	4,110	4,110
Accrued expenses and other liabilities	39,928	35,940	22,167
Total liabilities	1,594,203	446,197	212,433

Net Assets

	$63,034,558	$33,531,673	$16,163,562

Net assets consist of:
Emerging Growth and Research Portfolios, respectively, $0.01 par value with 1,000,000,000 shares authorized for each portfolio	$77,493,200	$81,035,921	$27,031,517
Undistributed net investment income (loss)	(186,608)	(45,019)	107,732
Accumulated net realized gain (loss) on investments and foreign currency transactions	(23,690,818)	(50,147,032)	(11,728,565)

Net unrealized appreciation (depreciation) on investments and foreign currencies and assets and liabilities denominated in foreign currencies	9,418,784	2,687,803	752,878

Net Assets

	$63,034,558	$33,531,673	$16,163,562

Net Asset Value Per Share

	$26.12	$13.60	$13.45

See notes to financial statements.

Statements of assets and liabilities

June 30, 2003

Assets	Growth With Income Portfolio	Index 500 Portfolio	Money Market Portfolio
Investments in securities, at value (Cost $16,278,478 and $136,123,414 for Growth With Income and Index 500 Portfolios, respectively) – See accompanying schedules	$16,680,634	$102,115,894	$149,774,217
Cash	33	—	55,659
Receivable for securities sold	222,069	—	241,000
Receivable for shares sold	1,047	—	2,058,719
Interest & dividends receivable	16,404	125,371	309,775
Other assets	4,418	833	8,478
Total assets	16,924,605	102,242,098	152,447,848
Liabilities
Payable for securities purchased	335,837	—	6,400,000
Payable for shares redeemed	—	237,654	—
Payable to Ameritas Investment Corp.	9,457	31,022	31,836
Payable to Calvert Administrative Services Company	4,110	4,269	5,918
Payable for variation margin	—	61	—
Accrued expenses and other liabilities	23,206	65,133	92,272
Total liabilities	372,610	338,139	6,530,026

Net Assets

	$16,551,995	$101,903,959	$145,917,822
net assets consist of:
Paid-in capital applicable to 1,110,017, 960,056 and 145,954,769 shares of common stock outstanding for Growth With Income, Index 500 and Money Market Portfolios, respectively, $0.01 par value with 1,000,000,000 shares authorized for Growth With Income and Index 500 Portfolios and 2,000,000,000 for Money Market Portfolio	$24,635,599	$162,523,466	$145,914,818
Undistributed net investment income	103,812	1,036,315	3,004
Accumulated net realized gain (loss) on investments and foreign currency transactions	(8,590,239)	(27,568,278)	—

Net unrealized appreciation (depreciation) on investments and foreign currencies and assets and liabilities denominated in foreign currencies	402,823	(34,087,544)	—

Net Assets

	$16,551,995	$101,903,959	$145,917,822

Net Asset Value Per Share	$14.91	$106.14	$1.00

See notes to financial statements.

Statements of assets and liabilities

June 30, 2003

Assets	Select Portfolio	Small Company Equity Portfolio
Investments in securities, at value (Cost $22,699,093 and $15,394,834 for Select and Small Company Equity Portfolios, respectively) – See accompanying schedules	$25,411,275	$16,792,751
Cash	2,277,405	1,446,376
Receivable for shares sold	2,597	11,664
Interest & dividends receivable	14,360	3,424
Other assets	165	105
Total assets	27,705,802	18,254,320

Liabilities
Payable for securities purchased	99,163	42,083
Payable for shares redeemed	18,752	—
Payable to Ameritas Investment Corp.	22,740	18,963
Payable to Calvert Administrative Services Company	4,110	4,110
Accrued expenses and other liabilities	18,271	16,544
Total liabilities	163,036	81,700

Net Assets

	$27,542,766	$18,172,620

Net Assets Consist of:
Paid-in capital applicable to 1,596,302 and 891,067 shares of common stock outstanding for Select and Small Company Equity Portfolios, respectively, $0.01 par value with 1,000,000,000 shares authorized for each portfolio	$28,187,424	$16,727,410

Undistributed net investment income (loss)	4,568	(59,459)
Accumulated net realized gain (loss) on investments	(3,361,408)	106,752
Net unrealized appreciation (depreciation) on investments	2,712,182	1,397,917

Net Assets

	$27,542,766	$18,172,620

Net Asset Value Per Share	$17.25	$20.39

See notes to financial statements.

Statements of Operations

Six Months Ended June 30, 2003

Net Investment Income	Income & Growth Portfolio	Growth Portfolio	Small Capitalization Portfolio
Investment Income:
Interest income	$6,920	$7,760	—
Dividend income (net of foreign taxes withheld of $3,620 and $7,813 for Income & Growth and Growth Portfolios, respectively)	286,731	286,347	$17,493
Total investment income	293,651	294,107	17,493

Expenses:
Investment advisory fee	120,393	268,370	132,668
Transfer agency fees and expenses	5,968	6,655	6,396
Accounting fees	7,521	10,732	6,788
Administrative fees	24,795	24,795	24,795
Directors’ fees and expenses	2,021	3,791	1,655
Custodian fees	10,677	14,741	20,534
Reports to shareholders	8,898	15,883	6,192
Professional fees	5,905	5,818	5,292
Miscellaneous expenses	1,082	1,577	983
Total expenses	187,260	352,362	205,303
Reimbursement from Advisor	(36,508)	(33,246)	(41,782)
Fees paid indirectly	(501)	(650)	(7,441)
Net expenses	150,251	318,466	156,080

Net Investment Income (Loss)	143,400	(24,359)	(138,587)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(395,743)	1,858,677	(413,099)
Change in unrealized appreciation or (depreciation) on investments	5,028,373	9,532,569	5,178,232

Net Realized and Unrealized

Gain (Loss) on Investments	4,632,630	11,391,246	4,765,133

Increase (Decrease) in Net Assets

Resulting From Operations	$4,776,030	$11,366,887	$4,626,546

See notes to financial statements.

Statements of Operations

Six Months Ended June 30, 2003

Net Investment Income	MidCap Growth Portfolio	Emerging Growth Portfolio	Research Portfolio
Investment Income:
Interest income	$12,052	$4,129	$2,364
Dividend income (net of foreign taxes withheld of $343, $2,237 and $1,663 for MidCap Growth, Emerging Growth and Research Portfolios, respectively)	56,552	96,657	136,314
Total investment income	68,604	100,786	138,678

Expenses:
Investment advisory fee	217,202	115,109	56,789
Transfer agency fees and expenses	6,455	5,866	5,911
Accounting fees	9,116	10,478	8,989
Administrative fees	24,795	24,795	24,795
Directors’ fees and expenses	2,875	1,604	836
Custodian fees	19,647	77,334	36,903
Reports to shareholders	12,865	5,456	3,395
Professional fees	5,592	5,782	6,082
Miscellaneous expenses	1,393	863	539
Total expenses	299,940	247,287	144,239
Reimbursement from Advisor	(43,951)	(101,302)	(71,405)
Fees paid indirectly	(777)	(180)	(144)
Net expenses	255,212	145,805	72,690

Net Investment Income (Loss)	(186,608)	(45,019)	65,988

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,262,948	(1,449,617)	(627,242)
Foreign currency transactions	—	37	301
	1,262,948	(1,449,580)	(626,941)

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	9,993,639	6,022,225	2,039,677
Assets and liabilities denominated in foreign currencies	—	15	(33)
	9,993,639	6,022,240	2,039,644

Net Realized and Unrealized

Gain (Loss)	11,256,587	4,572,660	1,412,703

Increase (Decrease) in Net Assets
Resulting From Operations	$11,069,979	$4,527,641	$1,478,691

See notes to financial statements.

Statements of Operations

Six Months Ended June 30, 2003

Net Investment Income	Growth With Income Portfolio	Index 500 Portfolio	Money Market Portfolio
Investment Income:
Interest income	$1,884	$11,082	$1,182,116
Dividend income (net of foreign taxes withheld of $1,987 and $0 for Growth With Income and Index 500 Portfolios, respectively)	129,080	832,152	—
Total investment income	130,964	843,234	1,182,116
Expenses:
Investment advisory fee	59,487	113,686	161,525
Transfer agency fees and expenses	6,041	6,679	6,427
Administrative fees	24,795	24,954	40,381
Directors’ fees and expenses	857	5,143	9,880
Custodian fees	42,042	52,437	13,613
Insurance	—	—	22,784
Accounting fees	9,070	13,024	16,305
Reports to shareholders	3,464	21,594	43,441
Professional fees	5,099	6,140	8,071
Miscellaneous expenses	563	2,059	988
Total expenses	151,418	245,716	323,415
Reimbursement from Advisor	(73,487)	(65,427)	(30,212)
Fees paid indirectly	(201)	(286)	(2,458)
Net expenses	77,730	180,003	290,745

Net Investment Income	53,234	663,231	891,371

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(565,776)	(3,809,968)	—
Foreign currency transactions	(251)	—	—
Futures	—	226,114	—
	(566,027)	(3,583,854)	—

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	1,901,777	13,318,125	—
Assets and liabilities denominated in foreign currencies	45	—	—
Futures	—	(45,742)	—
	1,901,822	13,272,383	—

Net Realized and Unrealized Gain (Loss)	1,335,795	9,688,529	—

Increase (Decrease) in Net Assets
Resulting From Operations	$1,389,029	$10,351,760	$891,371

  See notes to financial statements.

Statements of Operations

Six Months Ended June 30, 2003

Net Investment Income

	Select Portfolio	Small Company Equity Portfolio
Investment Income:
Dividend income	$156,026	$60,961

Expenses:
Investment advisory fee	114,520	89,914
Transfer agency fees and expenses	7,114	6,240
Accounting fees	4,612	5,768
Administrative fees	24,794	24,795
Directors’ fees and expenses	1,491	955
Custodian fees	3,414	14,307
Reports to shareholders	5,376	2,482
Professional fees	5,208	5,089
Miscellaneous expenses	424	305
Total expenses	166,953	149,855
Reimbursement from Advisor	—	(25,227)
Fees paid indirectly	(7,040)	(4,208)
Net expenses	159,913	120,420

Net Investment Income (Loss)	(3,887)	(59,459)

Realized and Unrealized Gain (Loss)
Net realized gain (loss)	(1,330,094)	439,275
Change in unrealized appreciation or (depreciation)	4,259,870	1,904,267

Net Realized and Unrealized Gain (Loss)	2,929,776	2,343,542

Increase (Decrease) in Net Assets
Resulting From Operations	$2,925,889	$2,284,083

See notes to financial statements.

Income & Growth Portfolio

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Operations:
Net investment income	$143,400	$153,691
Net realized gain (loss) on investments	(395,743)	(18,827,515)
Change in unrealized appreciation (depreciation)	5,028,373	(2,003,700)

Increase (Decrease) in Net Assets

Resulting From Operations	4,776,030	(20,677,524)

Distributions to shareholders from:
Net investment income	—	(180,784)
Total distributions	—	(180,784)

Capital share transactions:
Shares sold	774,773	4,609,289
Reinvestment of distributions	—	180,784
Shares redeemed	(4,544,786)	(15,808,403)
Total capital share transactions	(3,770,013)	(11,018,330)

Total Increase (Decrease) in Net Assets	1,006,017	(31,876,638)

Net Assets

Beginning of period	39,951,449	71,828,087
End of period (including undistributed net investment income of $184,615 and $41,215 respectively)	$40,957,466	$39,951,449

Capital Share Activity

Shares sold	81,695	406,580
Reinvestment of distributions	—	19,910
Shares redeemed	(495,224)	(1,499,005)
Total capital share activity	(413,529)	(1,072,515)

See notes to financial statements.

Growth Portfolio

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	($24,359)	($66,411)
Net realized gain (loss)	1,858,677	(35,561,994)
Change in unrealized appreciation (depreciation)	9,532,569	(5,342,140)

Increase (Decrease) in Net Assets

Resulting From Operations	11,366,887	(40,970,545)

Capital share transactions:
Shares sold	3,132,866	15,300,547
Shares redeemed	(8,387,436)	(35,456,893)
Total capital share transactions	(5,254,570)	(20,156,346)

Total Increase (Decrease) in Net Assets	6,112,317	(61,126,891)

Net Assets
Beginning of period	71,629,232	132,756,123
End of period (including net investment loss of $24,359 and $0, respectively)	$77,741,549	$71,629,232

Capital Share Activity

Shares sold		93,657
Shares redeemed	(255,101)	(896,626)
Total capital share activity	(161,444)	(530,356)

See notes to financial statements.

Small Capitalization Portfolio

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	($138,587)	($384,102)
Net realized gain (loss) on investments	(413,099)	(11,841,891)
Change in unrealized appreciation (depreciation)	5,178,232	(6,652,896)

Increase (Decrease) in Net Assets

Resulting From Operations	4,626,546	(18,878,889)

Capital share transactions:
Shares sold	9,860,002	88,126,839
Shares redeemed	(10,987,604)	(100,265,843)
Total capital share transactions	(1,127,602)	(12,139,004)

Total Increase (Decrease) in Net Assets	3,498,944	(31,017,893)

Net Assets

Beginning of period	31,762,246	62,780,139
End of period (including net investment loss of $138,587 and $0, respectively)	$35,261,190	$31,762,246

Capital Share Activity

Shares sold	509,646	3,439,367
Shares redeemed	(571,485)	(3,906,559)
Total capital share activity	(61,839)	(467,192)

See notes to financial statements.

Midcap Growth Portfolio

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	($186,608)	($438,051)
Net realized gain (loss) on investments	1,262,948	(16,270,097)
Change in unrealized appreciation or (depreciation)	9,993,639	(10,328,955)

Increase (Decrease) in Net Assets

Resulting From Operations	11,069,979	(27,037,103)

Capital share transactions:
Shares sold	56,099,517	98,516,733
Shares redeemed	(57,052,015)	(115,110,303)
Total capital share transactions	(952,498)	(16,593,570)

Total Increase (Decrease) in Net Assets	10,117,481	(43,630,673)

Net Assets

Beginning of period	52,917,077	96,547,750
End of period (including net investment loss of $186,608 and $0, respectively)	$63,034,558	$52,917,077

Capital Share Activity

Shares sold	2,501,784	3,982,582
Shares redeemed	(2,562,864)	(4,673,702)
Total capital share activity	(61,080)	(691,120)

See notes to financial statements.

Emerging growth Portfolio

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	($45,019)	($171,442)
Net realized gain (loss)	(1,449,580)	(16,083,411)
Change in unrealized appreciation (depreciation)	6,022,240	(3,027,036)

Increase (Decrease) in Net Assets

Resulting From Operations	4,527,641	(19,281,889)

Capital share transactions:
Shares sold	3,544,027	15,645,300
Shares redeemed	(5,206,582)	(26,358,386)
Total capital share transactions	(1,662,555)	(10,713,086)

Total Increase (Decrease) in Net Assets	2,865,086	(29,994,975)

Net Assets
Beginning of period	30,666,587	60,661,562
End of period (including net investment loss of $45,019 and $0, respectively)	$33,531,673	$30,666,587

Capital Share Activity

Shares sold	272,534	1,069,208
Shares redeemed	(420,683)	(1,851,137)
Total capital share activity	(148,149)	(781,929)

See notes to financial statements.

Research Portfolio

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Operations:
Net investment income	$65,988	$82,796
Net realized gain (loss) on investments	(626,941)	(5,083,222)
Change in unrealized appreciation (depreciation)	2,039,644	(700,367)

Increase (Decrease) in Net Assets

Resulting From Operations	1,478,691	(5,700,793)

Distributions to shareholders from:
Net investment income	—	(59,645)
Total distributions	—	(59,645)

Capital share transactions:
Shares sold	829,302	7,829,959
Reinvestment of distributions	—	59,645
Shares redeemed	(1,803,410)	(8,643,439)
Total capital share transactions	(974,108)	(753,835)

Total Increase (Decrease) in Net Assets	504,583	(6,514,273)

Net Assets

Beginning of period	15,658,979	22,173,252
End of period (including undistributed net investment income of $107,732 and $41,744, respectively)	$16,163,562	$15,658,979

Capital Share Activity

Shares sold	64,735	552,054
Reinvestment of distributions	—	4,897
Shares redeemed	(146,843)	(635,574)
Total capital share activity	(82,108)	(78,623)

See notes to financial statements.

Growth with income Portfolio

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Operations:
Net investment income	$53,234	$100,151
Net realized gain (loss) on investments	(566,027)	(3,383,468)
Change in unrealized appreciation (depreciation)	1,901,822	(2,011,064)

Increase (Decrease) in Net Assets

Resulting From Operations	1,389,029	(5,294,381)

Distributions to shareholders from:
Net investment income	—	(88,506)

Capital share transactions:
Shares sold	809,493	4,167,707
Reinvestment of distributions	—	88,506
Shares redeemed	(2,417,196)	(8,519,835)
Total capital share transactions	(1,607,703)	(4,263,622)

Total Increase (Decrease) in Net Assets	(218,674)	(9,646,509)

Net Assets
Beginning of period	16,770,669	26,417,178
End of period (including undistributed net investment income of $103,812 and $50,578, respectively)	$16,551,995	$16,770,669

Capital Share Activity

Shares sold	59,294	273,988
Reinvestment of distributions	—	6,479
Shares redeemed	(176,429)	(550,880)
Total capital share activity	(117,135)	(270,413)

See notes to financial statements.

Index 500 Portfolio

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Operations:
Net investment income	$663,231	$1,459,981
Net realized gain (loss) on investments	(3,583,854)	(15,171,355)
Change in unrealized appreciation (depreciation)	13,272,383	(18,135,231)

Increase (Decrease) in Net Assets

Resulting From Operations	10,351,760	(31,846,605)

Distributions to shareholders from:
Net investment income	—	(1,511,801)
Total distributions	—	(1,511,801)

Capital share transactions:
Shares sold	14,759,085	29,453,243
Reinvestment of distributions	—	1,511,801
Shares redeemed	(19,101,202)	(47,519,926)
Total capital share transactions	(4,342,117)	(16,554,882)

Total Increase (Decrease) in Net Assets	6,009,643	(49,913,288)

Net Assets
Beginning of period	95,894,316	145,807,604
End of period (including undistributed net investment income of $1,036,315 and $373,084, respectively)	$101,903,959	$95,894,316

Capital Share Activity

Shares sold	149,323	274,361
Reinvestment of distributions	—	15,912
Shares redeemed	(197,906)	(454,648)
Total capital share activity	(48,583)	(164,375)

  See notes to financial statements.

Money Market Portfolio

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Operations:
Net investment income	$891,371	$2,862,622
Net realized gain (loss)	—	1,533

Increase (Decrease) in Net Assets

Resulting From Operations	891,371	2,864,155

Distributions to shareholders from:
Net investment income	(893,432)	(2,859,090)
Total distributions	(893,432)	(2,859,090)

Capital share transactions:
Shares sold	161,958,780	624,270,179
Reinvestment of distributions	895,523	2,861,953
Shares redeemed	(179,111,598)	(631,178,182)
Total capital share transactions	(16,257,295)	(4,046,050)

Total Increase (Decrease) in Net Assets	(16,259,356)	(4,040,985)

Net Assets
Beginning of period	162,177,178	166,218,163
End of period (including undistributed net investment income of $3,004 and $5,065, respectively)	$145,197,822	$162,177,178

Capital Share Activity

Shares sold	161,958,780	624,270,179
Reinvestment of distributions	895,523	2,861,953
Shares redeemed	(179,111,598)	(631,178,182)
Total capital share activity	(16,257,295)	(4,046,050)

See notes to financial statements.

Select Portfolio

Statements of Changes in Net Assets

Operations:
Net investment income (loss)	($3,887)	$8,456
Net realized gain (loss) on investments	(1,330,094)	(1,861,380)
Change in unrealized appreciation (depreciation)	4,259,870	(2,393,912)

Increase (Decrease) in Net Assets

Resulting From Operations	2,925,889	(4,246,836)

Distributions to shareholders from:
Net investment income	—	(9,943)
Total distributions	—	(9,943)

Capital share transactions:
Shares sold	3,818,615	19,205,232
Reinvestment of distributions	—	9,943
Shares redeemed	(4,454,537)	(10,280,936)
Total capital share transactions	(635,922)	8,934,239

Total Increase (Decrease) in Net Assets	2,289,967	4,677,460

Net Assets

Beginning of period	25,252,799	20,575,339
End of period (including undistributed net investment income of $4,568 and $8,455, respectively)	$27,542,766	$25,252,799

Capital Share Activity

Shares sold	240,279	1,138,963
Reinvestment of distributions	—	652
Shares redeemed	(291,116)	(645,705)
Total capital share activity	(50,837)	493,910

See notes to financial statements.

Small Company Equity Portfolio

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2003	Year Ended December 31, 2002
Operations:
Net investment income (loss)	($59,459)	($127,717)
Net realized gain (loss) on investments	439,275	(322,041)
Change in unrealized appreciation (depreciation)	1,904,267	(1,494,127)

Increase (Decrease) in Net Assets

Resulting From Operations	2,284,083	(1,943,885)

Distributions to shareholders from:
Net realized gain	—	(224,623)

Capital share transactions:
Shares sold	1,965,669	16,343,237
Reinvestment of distributions	—	224,623
Shares redeemed	(2,588,080)	(9,732,065)
Total capital share transactions	(622,411)	6,835,795

Total Increase (Decrease) in Net Assets	1,661,672	4,667,287

Net Assets
Beginning of period	16,510,948	11,843,661
End of period (including net investment loss of $59,459 and $0, respectively)	$18,172,620	$16,510,948

Capital Share Activity
Shares sold	107,872	826,216
Reinvestment of distributions	—	12,727
Shares redeemed	(145,094)	(519,277)
Total capital share activity	(37,222)	319,666

See notes to financial statements.

Notes to Financial Statements

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General:  The Ameritas Portfolios (the "Portfolios") are a series of Calvert Variable Series, Inc. (“CVS” or the "Fund") an open-end management investment company, registered under the Investment Company Act of 1940. The Fund is comprised of eighteen separate portfolios, eleven of which are reported herein. The Income & Growth, Growth, Small Capitalization, MidCap Growth, Emerging Growth, Index 500, and Money Market Portfolios are registered as diversified portfolios. The Research, Growth With Income, Select and Small Company Equity Portfolios are registered as non-diversified portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are avaliable are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities’ market maker. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. All securities held by Money Market are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Portfolios may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.  Although risk is mitigated by the collateral, the Portfolios could experience a delay in recovering its value and possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Foreign Currency Transactions: The Portfolios’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U. S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolios on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolios’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolios have an arrangement with its custodian bank whereby the custodian’s and transfer agent’s fees may be paid indirectly by credits earned on each Portfolios’ cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolios intend to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Fund has obtained private insurance that partially protects the Money Market Portfolio against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage.  Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

NOTE B — RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company.  ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company (“Ameritas Acacia”).  Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolios. For its services, the Advisor receives monthly fees based on the following annual rates of each Portfolios’ average daily net assets:

Income & Growth	.625%
Growth	.75%
Small Capitalization	.85%
MidCap Growth	.80%
Emerging Growth	.75%
Research	.75%
Growth With Income	.75%
Index 500.24%
Money Market	.20%
Select	.92%
Small Company Equity	1.12%

The Advisor has contractually agreed to limit annual portfolio operating expenses (net of expense offset arrangments) through December 31, 2003 to the expense ratios reflected in the table below. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items. The table also includes reimbursement amounts for the six months ended June 30, 2003.

PORTFOLIO	Contractual Expense Caps	Expenses Reimbursed
Income & Growth	.78%	$36,508
Growth	.89%	33,246
Small Capitalization	1.00%	41,782
MidCap Growth	.94%	43,951
Emerging Growth	.95%	101,302
Research	.96%	71,405
Growth With Income	.98%	73,487
Index 500.38%		65,427
Money Market	.36%	30,212
Select	1.50%	—
Small Company Equity	1.50%	25,227

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolios.  For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio’s average daily net assets, or a minimum of $50,000 per Portfolio.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolios. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

Purchases and sales of investments, other than short-term securities, for the six months ended June 30, 2003 were:

	INCOME & GROWTH	GROWTH	SMALL CAPITALIZATION	MIDCAP GROWTH	EMERGING GROWTH
Purchases:	$33,308,191	$61,243,537	$24,709,876	$62,275,195	$13,023,819
Sales:	37,431,803	67,415,869	26,415,661	66,032,489	15,521,110

	RESEARCH	GROWTH WITH INCOME	INDEX 500

SELECT

					SMALL COMPANY EQUITY
Purchases:	$5,874,165	$5,841,342	$3,324,744	$2,402,734	$3,794,529
Sales:	7,019,728	7,464,953	7,339,223	3,959,601	4,738,155

Money Market held only short-term investments.

At June 30, 2003, the investment cost, gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET APPRECIATION/ (DEPRECIATION)
Income & Growth	$37,596,417	$3,968,917	($890,667)	$3,078,250
Growth	70,118,276	9,363,487	(1,848,844)	7,514,643
Small Capitalization	27,790,003	6,142,175	(336,024)	5,806,151
MidCap Growth	54,503,303	9,552,110	(305,851)	9,246,259
Emerging Growth	32,168,923	2,809,356	(1,424,891)	1,384,465
Research	15,793,775	1,148,168	(659,420)	488,748
Growth With Income	16,875,470	857,269	(1,052,105)	(194,836)
Index 500	142,845,120	6,970,151	(47,699,377)	(40,729,226)
Money Market	149,774,217	—	—	—
Select	22,699,093	3,488,835	(776,653)	2,712,182
Small Company Equity	15,401,141	2,533,446	(1,141,836)	1,391,610

At December 31, 2002, net realized capital loss carryforwards with expiration dates for federal income tax purposes were as follows:

Expiration Dates

	31-Dec-08	31-Dec-09	31-Dec-10	Total
Income & Growth	$ —	$8,212,057	$17,480,903	$25,692,960
Growth	—	27,915,328	31,522,956	59,438,284
Small Capitalization	5,185,872	32,461,740	11,902,668	49,550,280
Mid Cap Growth	—	7,674,896	14,218,421	21,893,317
Emerging Growth	—	27,919,590	18,409,639	46,329,229
Research	—	5,855,035	4,910,270	10,765,305
Growth With Income	61,291	4,108,271	3,035,405	7,204,967
Index 500	—	4,509,591	12,775,077	17,284,668
Money Market	—	—	—	—
Select	—	169,934	1,861,380	2,031,314
Small Company Equity	—	—	313,341	313,341

Capital losses may be utilized to offset current and future capital gains until expiration.

The Portfolios may engage in interportfolio purchase and sales transactions with other Portfolios. Interportfolio transactions are primarily used for cash management purposes. For the six months ended June 30, 2003, the Portfolios executed interportfolio transactions, which resulted in net realized gains / (losses) of ($18,956), $547, and ($12,466) for the Emerging Growth, Research, and Growth With Income Portfolios, respectively. The purchases and sales transactions, executed at independently derived prices pursuant to Rule 17a-7 under the Investment Company Act of 1940 were:

	MONEY MARKET	EMERGING GROWTH	RESEARCH	GROWTH WITH INCOME
Purchases	$157,260,000	$106,642	$151,488	$70,607
Sales	179,330,000	227,811	75,917	134,300

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund’s Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at June 30, 2003. For the six months ended June 30, 2003, borrowings information by the Portfolios under the Agreement were as follows:

PORTFOLIO	AVERAGE DAILY BALANCE	WEIGHTED AVERAGE INTEREST RATE	MAXIMUM AMOUNT BORROWED	MONTH OF MAXIMUM AMOUNT BORROWED
Income & Growth	$2,251	1.79%	$109,503	June 2003
Growth	30,406	1.81%	623,576	January 2003
Small Capitalization	791	1.77%	143,140	March 2003
MidCap Growth	18,713	1.84%	552,162	May 2003
Emerging Growth	414	1.73%	55,971	April 2003
Research	661	1.79%	47,860	March 2003
Growth With Income	97	1.77%	17,583	February 2003
Money Market	181,969	1.82%	6,760,922	May 2003
Select	—	N/A	—	—
Small Company Equity	—	N/A	—	—

Financial Highlights

		Periods Ended
Income & Growth Portfolio	June 30, 2003	December 31, 2002	December 31, 2001

Net asset value, beginning

	$9.12	$13.17	$16.66
Income from investment operations
Net investment income	.04	.04	.06
Net realized and unrealized gain (loss)	1.16	(4.05)	(2.61)
Total from investment operations	1.20	(4.01)	(2.55)
Distributions from
Net investment income	—	(.04)	(.07)
Net realized gains	—	—	(.87)
Total distributions	—	(.04)	(.94)
Total increase (decrease) in net asset value	1.20	(4.05)	(3.49)

Net asset value, ending

	$10.32	$9.12	$13.17

Total return*	13.16%	(30.44%)	(15.38%)
Ratios to average net assets:
Net investment income	.74% (a)	.28%	.34%
Total expenses	.97% (a)	.92%	.80%
Expenses before offsets	.78% (a)	.81%	.79%
Net expenses	.78% (a)	.78%	.78%
Portfolio turnover	89%	270%	100%
Net assets, ending (in thousands)	$40,957	$39,951	$71,828

		Periods Ended	Periods Ended
		December 31, 2000	December 31, 1999^

Income & Growth Portfolio

Net asset value, beginning

		$17.35	$13.83
Income from investment operations
Net investment income		.05	—
Net realized and unrealized gain (loss)		.07	4.03
Total from investment operations		.12	4.03
Distributions from
Net investment income		(.03)	—
Net realized gains		(.78)	(.51)
Total distributions		(.81)	(.51)
Total increase (decrease) in net asset value		(.69)	3.52

Net asset value, ending

		$16.66	$17.35

Total return*		0.65%	29.14%
Ratios to average net assets:
Net investment income		.34%	(.09%) (a)
Total expenses		.77%	.79% (a)
Expenses before offsets		.71%	.68% (a)
Net expenses		.70%	.68% (a)
Portfolio turnover		164%	18%
Net assets, ending (in thousands)		$97,288	$80,385

Financial Highlights

		Periods Ended
Growth Portfolio	June 30, 2003	December 31, 2002	December 31, 2001
Net asset value, beginning	$32.00	$47.95	$54.86
Income from investment operations
Net investment income (loss)	(.01)	(.03)	(.04)
Net realized and unrealized gain (loss)	5.44	(15.92)	(6.60)
Total from investment operations	5.43	(15.95)	(6.64)
Distributions from
Net investment income	—	—	(.02)
Net realized gains	—	—	(.25)
Total distributions	—	—	(.27)
Total increase (decrease) in net asset value	5.43	(15.95)	(6.91)
Net asset value, ending	$37.43	$32.00	$47.95

Total return*	16.97%	(33.26%)	(12.11%)
Ratios to average net assets:
Net investment income (loss)	(.07%) (a)	(.07%)	(.09%)
Total expenses	.98% (a)	.94%	.90%
Expenses before offsets	.89% (a)	.89%	.90%
Net expenses	.89% (a)	.89%	.89%
Portfolio turnover	86%	239%	84%
Net assets, ending (in thousands)	$77,742	$71,629	$132,756

		Periods Ended	Periods Ended
		December 31, 2000	December 31, 1999^
Growth Portfolio
Net asset value, beginning		$64.83	$56.04
Income from investment operations
Net investment income		.04	.01
Net realized and unrealized gain (loss)		(9.99)	8.79
Total from investment operations		(9.95)	8.80
Distributions from
Net investment income		(.02)	(.01)
Net realized gains		—	—
Total distributions		(.02)	(.01)
Total increase (decrease) in net asset value		(9.97)	8.79
Net asset value, ending		$54.86	$64.83

Total return*		(15.35%)	15.70%
Ratios to average net assets:
Net investment income		.05%	.12% (a)
Total expenses		.87%	.90% (a)
Expenses before offsets		.82%	.79% (a)
Net expenses		.80%	.79% (a)
Portfolio turnover		99%	18%
Net assets, ending (in thousands)		$172,694	$197,953

Financial Highlights

		Periods Ended
Small Capitalization Portfolio	June 30, 2003	December 31, 2002	December 31, 2001
Net asset value, beginning	$19.04	$29.40	$40.42
Income from investment operations
Net investment income (loss)	(.09)	(.23)	(.14)
Net realized and unrealized gain (loss)	3.00	(10.13)	(10.88)
Total from investment operations	2.91	(10.36)	(11.02)
Total increase (decrease) in net asset value	2.91	(10.36)	(11.02)
Net asset value, ending	$21.95	$19.04	$29.40

Total return*	15.28%	(35.24%)	(27.26%)
Ratios to average net assets:
Net investment income (loss)	(.89%) (a)	(.91%)	(.48%)
Total expenses	1.32% (a)	1.16%	1.11%
Expenses before offsets	1.05% (a)	1.05%	1.02%
Net expenses	1.00% (a)	1.00%	1.00%
Portfolio turnover	81%	140%	252%
Net assets, ending (in thousands)	$35,261	$31,762	$62,780

		Periods Ended	Periods Ended
		December 31, 2000	December 31, 1999^
Small Capitalization Portfolio
Net asset value, beginning		$56.42	$44.05
Income from investment operations
Net investment income (loss)		(.18)	(0.05)
Net realized and unrealized gain (loss)		(15.55)	12.86
Total from investment operations		(15.73)	12.81
Distributions from
Net realized gains		(.27)	(0.44)
Total increase (decrease) in net asset value		(16.00)	12.37
Net asset value, ending		$40.42	$56.42

Total return*		(27.90%)	29.10%
Ratios to average net assets:
Net investment income (loss)		(.33%)	(.54%) (a)
Total expenses		1.00%	1.00% (a)
Expenses before offsets		.93%	.90% (a)
Net expenses		.91%	.90% (a)
Portfolio turnover		217%	21%
Net assets, ending (in thousands)		$90,017	$125,577

Financial Highlights

		Periods Ended
MidCap Growth Portfolio	June 30, 2003	December 31, 2002	December 31, 2001
Net asset value, beginning	$21.38	$30.50	$34.56
Income from investment operations
Net investment income (loss)	(.08)	(.18)	(.20)
Net realized and unrealized gain (loss)	4.82	(8.94)	(2.33)
Total from investment operations	4.74	(9.12)	(2.53)
Distributions from
Net realized gains	—	—	(1.53)
Total increase (decrease) in net asset value	4.74	(9.12)	(4.06)
Net asset value, ending	$26.12	$21.38	$30.50

Total return*	22.17%	(29.90%)	(7.37%)
Ratios to average net assets:
Net investment income (loss)	(.69%) (a)	(.60%)	(.60%)
Total expenses	1.10% (a)	1.05%	.96%
Expenses before offsets	.94% (a)	.94%	.95%
Net expenses	.94% (a)	.94%	.94%
Portfolio turnover	117%	325%	137%
Net assets, ending (in thousands)	$63,035	$52,917	$96,548

		Periods Ended	Periods Ended
		December 31, 2000	December 31, 1999^
MidCap Growth Portfolio		2000	1999^
Net asset value, beginning		$31.50	$26.40
Income from investment operations
Net investment income (loss)		(.03)	—
Net realized and unrealized gain (loss)		4.00	5.82
Total from investment operations		3.97	5.82
Distributions from
Net realized gains		(.91)	(0.72)
Total increase (decrease) in net asset value		3.06	5.10
Net asset value, ending		$34.56	$31.50

Total return*		12.56%	22.09%
Ratios to average net assets:
Net investment income (loss)		(.09%)	(.06%) (a)
Total expenses		.94%	.97% (a)
Expenses before offsets		.87%	.84% (a)
Net expenses		.86%	.84% (a)
Portfolio turnover		118%	21%
Net assets, ending (in thousands)		$126,698	$75,643

Financial Highlights

		Periods Ended
Emerging Growth Portfolio	June 30, 2003	December 31, 2002	December 31, 2001
Net asset value, beginning	$11.73	$17.86	$29.75
Income from investment operations
Net investment income (loss)	(.02)	(.07)	(.06)
Net realized and unrealized gain (loss)	1.89	(6.06)	(10.53)
Total from investment operations	1.87	(6.13)	(10.59)
Distributions from
Net realized gains	—	—	(1.30)
Total increase (decrease) in net asset value	1.87	(6.13)	(11.89)
Net asset value, ending	$13.60	$11.73	$17.86

Total return*	15.94%	(34.32%)	(35.65%)
Ratios to average net assets:
Net investment income (loss)	(.29%) (a)	(.40%)	(.27%)
Total expenses	1.61% (a)	1.35%	1.21%
Expenses before offsets	.95% (a)	.95%	.96%
Net expenses	.95% (a)	.95%	.95%
Portfolio turnover	43%	104%	265%
Net assets, ending (in thousands)	$33,532	$30,667	$60,662

		Periods Ended	Periods Ended
		December 31, 2000	December 31, 1999^
Emerging Growth Portfolio
Net asset value, beginning		$37.86	$25.82
Income from investment operations
Net investment income (loss)		(.09)	(.02)
Net realized and unrealized gain (loss)		(7.32)	12.06
Total from investment operations		(7.41)	12.04
Distributions from
Net realized gains		(.70)	—
Total increase (decrease) in net asset value		(8.11)	12.04
Net asset value, ending		$29.75	$37.86

Total return*		(19.61%)	46.63%
Ratios to average net assets:
Net investment income (loss)		(.26%)	(.45%) (a)
Total expenses		.97%	.98% (a)
Expenses before offsets		.89%	.86% (a)
Net expenses		.86%	.85% (a)
Portfolio turnover
Net assets, ending (in thousands)		213%	18%
		$113,563	$128,040

Financial Highlights

		Periods Ended
Research Portfolio	June 30, 2003	December 31, 2002	December 31, 2001
Net asset value, beginning	$12.20	$16.27	$21.25
Income from investment operations
Net investment income (loss)	.06	.07	.01
Net realized and unrealized gain (loss)	1.19	(4.09)	(4.44)
Total from investment operations	1.25	(4.02)	(4.43)
Distributions from:
Net investment income	—	(.05)	—
Net realized gains	—	—	(.55)
Total distributions	—	(.05)	(.55)
Total increase (decrease) in net asset value	1.25	(4.07)	(4.98)
Net asset value, ending	$13.45	$12.20	$16.27

Total return*	10.25%	(24.73%)	(20.87%)
Ratios to average net assets:
Net investment income (loss)	.87% (a)	.43%	.07%
Total expenses	1.90% (a)	1.63%	1.41%
Expenses before offsets	.96% (a)	.97%	1.00%
Net expenses	.96% (a)	.96%	.96%
Portfolio turnover	39%	121%	97%
Net assets, ending (in thousands)	$16,164	$15,659	$22,173

		Periods Ended	Periods Ended
		December 31, 2000	December 31, 1999^
Research Portfolio		2000	1999^
Net asset value, beginning		$22.99	$20.24
Income from investment operations
Net investment income (loss)		(.02)	—
Net realized and unrealized gain (loss)		(1.21)	3.01
Total from investment operations		(1.23)	3.01
Distributions from
Net realized gains		(0.51)	(0.26)
Total increase (decrease) in net asset value		(1.74)	2.75
Net asset value, ending		$21.25	$22.99

Total return*		(5.39%)	14.90%
Ratios to average net assets:
Net investment income (loss)		(.09%)	(.04%) (a)
Total expenses		1.32%	1.42% (a)
Expenses before offsets		.90%	.89% (a)
Net expenses		.88%	.86% (a)
Portfolio turnover		90%	16%
Net assets, ending (in thousands)		$29,978	$25,929

Financial Highlights

		Periods Ended
Growth With Income Portfolio	June 30, 2003	December 31, 2002	December 31, 2001
Net asset value, beginning	$13.67	$17.64	$21.09
Income from investment operations
Net investment income	.05	.09	.10
Net realized and unrealized gain (loss)	1.19	(3.99)	(3.44)
Total from investment operations	1.24	(3.90)	(3.34)
Distributions from
Net investment income	—	(.07)	(.11)
Total increase (decrease) in net asset value	1.24	(3.97)	(3.45)
Net asset value, ending	$14.91	$13.67	$17.64

Total return*	9.07%	(22.10%)	(15.83%)
Ratios to average net assets:
Net investment income	.67% (a)	.48%	.48%
Total expenses	1.91% (a)	1.70%	1.32%
Expenses before offsets	.98% (a)	1.00%	.99%
Net expenses	.98% (a)	.98%	.98%
Portfolio turnover	37%	63%	36%
Net assets, ending (in thousands)	$16,552	$16,771	$26,417

		Periods Ended	Periods Ended
		December 31, 2000	December 31, 1999^
Growth With Income Portfolio		2000	1999^
Net asset value, beginning		$21.17	$20.24
Income from investment operations
Net investment income		.09	.02
Net realized and unrealized gain (loss)		(.10)	.92
Total from investment operations		(.01)	.94
Distributions from
Net investment income		(.04)	(.01)
Net realized gain		(.03)	—
Total distributions		(.07)	(.01)
Total increase (decrease) in net asset value		(.08)	.93
Net asset value, ending		$21.09	$21.17

Total return*		(.03%)	4.65%
Ratios to average net assets:
Net investment income		.39%	.44% (a)
Total expenses		1.23%	1.26% (a)
Expenses before offsets		.94%	.88% (a)
Net expenses		.90%	.88% (a)
Portfolio turnover		76%	16%
Net assets, ending (in thousands)		$32,740	$34,742

Financial Highlights

		Periods Ended
Index 500 Portfolio	June 30, 2003	December 31, 2002	December 31, 2001
Net asset value, beginning	$95.07	$124.30	$148.66
Income from investment operations
Net investment income	.71	1.45	1.48
Net realized and unrealized gain (loss)	10.36	(29.16)	(19.87)
Total from investment operations	11.07	(27.71)	(18.39)
Distributions from
Net investment income	—	(1.52)	(1.92)
Net realized gain	—	—	(4.05)
Total distributions	—	(1.52)	(5.97)
Total increase (decrease) in net asset value	11.07	(29.23)	(24.36)
Net asset value, ending	$106.14	$95.07	$124.30

Total return*	11.64%	(22.29%)	(12.42%)
Ratios to average net assets:
Net investment income	1.40% (a)	1.22%	1.00%
Total expenses	.52% (a)	.48%	.44%
Expenses before offsets	.38% (a)	.39%	.39%
Net expenses	.38% (a)	.38%	.38%
Portfolio turnover	4%	9%	6%
Net assets, ending (in thousands)	$101,904	$95,894	$145,808

		Periods Ended	Periods Ended
		December 31, 2000	December 31, 1999^
Index 500 Portfolio
Net asset value, beginning		$167.30	$155.01
Income from investment operations
Net investment income		1.63	.31
Net realized and unrealized gain (loss)		(17.55)	12.23
Total from investment operations		(15.92)	12.54
Distributions from
Net investment income		(.89)	(.25)
Net realized gain		(1.83)	—
Total distributions		(2.72)	(.25)
Total increase (decrease) in net asset value		(18.64)	12.29
Net asset value, ending		$148.66	$167.30

Total return*		(9.54%)	8.09%
Ratios to average net assets:
Net investment income		.99%	1.16% (a)
Total expenses		.40%	.40% (a)
Expenses before offsets		.31%	.29% (a)
Net expenses		.30%	.28% (a)
Portfolio turnover		32%	5%
Net assets, ending (in thousands)		$182,781	$206,872

Financial Highlights

		Periods Ended
Money Market Portfolio	June 30, 2003	December 31, 2002	December 31, 2001
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.005	.016	.04
Total from investment operations	.005	.016	.04
Distributions from
Net investment income	(.005)	(.016)	(.04)
Total increase (decrease) in net asset value	—	—	—
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	0.55%	1.61%	3.96%
Ratios to average net assets:
Net investment income	1.10% (a)	1.60%	3.81%
Total expenses	.40% (a)	.38%	.38%
Expenses before offsets	.36% (a)	.37%	.38%
Net expenses	.36% (a)	.36%	.36%
Net assets, ending (in thousands)	$145,918	$162,177	$166,218

		Periods Ended	Periods Ended
		December 31, 2000	December 31, 1999^
Money Market Portfolio
Net asset value, beginning		$1.00	$1.00
Income from investment operations
Net investment income		.06	.01
Total from investment operations		.06	.01
Distributions from
Net investment income		(.06)	(.01)
Total increase (decrease) in net asset value		—	—
Net asset value, ending		$1.00	$1.00

Total return*		6.43%**	.99%
Ratios to average net assets:
Net investment income		6.24%	5.67% (a)
Total expenses		.33%	.33% (a)
Expenses before offsets		.30%	.26% (a)
Net expenses		.28%	.26% (a)
Net assets, ending (in thousands)		$139,320	$199,938

Financial Highlights

		Periods Ended
Select Portfolio	June 30, 2003	December 31, 2002	December 31, 2001
Net asset value, beginning	$15.33	$17.84	$15.00
Income from investment operations
Net investment income (loss)	—	—	.01
Net realized and unrealized gain (loss)	1.92	(2.50)	2.83
Total from investment operations	1.92	(2.50)	2.84
Distributions from:
Net investment income	—	(.01)	—
Total increase (decrease) in net asset value	1.92	(2.51)	2.84
Net asset value, ending	$17.25	$15.33	$17.84

Total return*	12.52%	(14.04%)	18.93%
Ratios to average net assets:
Net investment income (loss)	(.03%) (a)	.03%	.08% (a)
Total expenses	1.34% (a)	1.30%	1.45% (a)
Expenses before offsets	1.34% (a)	1.30%	1.45% (a)
Net expenses	1.28% (a)	1.23%	1.26% (a)
Portfolio turnover	10%	16%	14%
Net assets, ending (in thousands)	$27,543	$25,253	$20,575

		Periods Ended
Small Company Equity Portfolio	December 31, 2003	December 31, 2002	December 31, 2001^^^
Net asset value, beginning	$17.79	$19.46	$15.00
Income from investment operations
Net investment income (loss)	(.07)	(.14)	(.08)
Net realized and unrealized gain (loss)	2.67	(1.29)	4.94
Total from investment operations	2.60	(1.43)	4.86
Distributions from:
Net realized gain	—	(.24)	(.40)
Total increase (decrease) in net asset value	2.60	(1.67)	4.46
Net asset value, ending	$20.39	$17.79	$19.46

Total return*	14.61%	(7.32%)	32.42%
Ratios to average net assets:
Net investment income (loss)	(.74%) (a)	(.76%)	(.67%) (a)
Total expenses	1.87% (a)	1.82%	2.38% (a)
Expenses before offsets	1.55% (a)	1.64%	1.97% (a)
Net expenses	1.50% (a)	1.50%	1.50% (a)
Portfolio turnover	24%	46%	75%
Net assets, ending (in thousands)	$18,173	$16,511	$11,844

(a)        Annualized

^          From November 1, 1999 inception.

^^         From October 29, 1999 inception.

^^^ From January 2, 2001 inception.

*          Not annualized for periods less than one year.

**        Total return would have been 6.18% without the payment by affiliate that was the result of a securities transaction to reimburse the effect of a loss to the Portfolio.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

Item 2.  Code of Ethics.

            Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

            Not applicable.

Item 5.  Listed Company Audit Committee Standards.

            Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.  [Reserved]

Item 9.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 10.  Exhibits.

(a)        Code of Ethics – Not applicable.

(b)        A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:       /s/  Barbara Krumsiek

            Barbara Krumsiek

            Chairman – Principal Executive Officer

Date: August 27, 2003

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara Krumsiek

            Barbara Krumsiek

            Chairman – Principal Executive Officer

Date: August 27, 2003

            /s/  Ronald Wolfsheimer

             Ronald Wolfsheimer

            Treasurer – Principal Financial Officer

Date: August 27, 2003

EX-99.CERT

Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Barbara Krumsiek, certify that:

1. I have reviewed this report on Form N-CSR of Calvert Variable Series, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:  August 27, 2003                                     /s/  Barbara Krumsiek

                                                                                    Barbara Krumsiek

Chairman – Principal Executive Officer

EX-99.CERT

Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Ronald Wolfsheimer, certify that:

1. I have reviewed this report on Form N-CSR of Calvert Variable Series, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:    August 27, 2003                                               /s/  Ronald Wolfsheimer

                                                                                    Ronald Wolfsheimer

Treasurer – Principal Financial Officer

EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

            In connection with the accompanying Form N-CSR of Calvert Variable Series, Inc. (the “Company”), as filed with the Securities and Exchange Commission (the “Report”), I, Barbara Krumsiek, Chairman of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 27, 2003                                     /s/  Barbara Krumsiek

                                                                                    Barbara Krumsiek

Chairman – Principal Executive Officer

            A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Calvert Variable Series, Inc. and will be retained by Calvert Variable Series, Inc. and furnished to the SEC or its staff upon request.

            This certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.

EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

            In connection with the accompanying Form N-CSR of Calvert Variable Series, Inc. (the “Company”), as filed with the Securities and Exchange Commission (the “Report”), I, Ronald Wolfsheimer, Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 27, 2003                                     /s/  Ronald Wolfsheimer

                                                                                    Ronald Wolfsheimer

Treasurer – Principal Executive Officer

            A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Calvert Variable Series, Inc. and will be retained by Calvert Variable Series, Inc. and furnished to the SEC or its staff upon request.

            This certification is being furnished solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Report or as a separate disclosure document.